                    Registration No. 33-59298


S E C U R I T I E S   A N D   E X C H A N G E   C O M M I S
S I O
N
                     Washington, D.C.  20549


              POST-EFFECTIVE AMENDMENT NO. 2
                                   to
                          F O R M  S-6

    FOR REGISTRATION UNDER THE SECURITIES ACT OF
1933
             OF SECURITIES OF UNIT INVESTMENT TRUSTS
                    REGISTERED ON FORM N-8B-2



A.                            Exact Name of Trust:

                   TAX EXEMPT SECURITIES TRUST,
                            SERIES 374
B.
                            Name of Depositor:

              SMITH BARNEY INC.

C. Complete address of depositor's principal executive office:

          SMITH BARNEY
               INC.
        388 Greenwich Street
       New York, New York  10013



D.   Name and complete address of agent for service:

       LAURIE A. HESSLEIN
         Smith Barney
         Inc.
   388 Greenwich Street
    New York, New York  10013


 It is proposed that this filing will become effective August 18,
1995
                 pursuant to paragraph (b) of Rule 485.

                   TAX EXEMPT SECURITIES TRUST

                      CROSS-REFERENCE SHEET
                    Pursuant to Regulation C
                under the Securities Act of 1933

           (Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)

       Form N-89B-2                          Form S-6
        Item Number                    Heading in Prospectus

            I.  Organization and General Information
1. . . . . . . . . (a) Name of trust   Prospectus front cover
(b) Title of securities issued . .
2.Name and address of each depositor   Sponsors: Prospectus back
cover
3. . . . Name and address of trustee   Trustee
4.Name and address of each principal underwriterSponsors:
Prospectus back cover
5. . .State of organization of trust   Tax Exempt Securities
Trust
6.Execution and termination of trust agreementTax Exempt
Securities                                        Trust - The
Trust:
                                       Amendment and Termination

                                     of the Trust Agreement 7. .
 . . . . . . . . Changes of name   *
8. . . . . . . . . . . . Fiscal year   *
9. . . . . . . . . . . . .Litigation   *


            II. General Description of the Trust and
                     Securities of the Trust

10.(a) Registered or bearer securities Rights of Unit Holders
(b) Cumulative or distributive securities
  (c) Redemption . . . . . . . . . .
  (d) Conversion, transfer, etc. . .
  (e) Periodic payment plan. . . . .   *
  (f) Voting rights. . . . . . . . .
  (g) Notice to certificate holders    Rights of Unit Holders -

                                   Reports and Records:

                            Sponsors -
                                       Responsibility: Trustee -

                                    Resignation: Amendment

                               and Termination of the

                          Trust Agreement -
                                       Amendment
  (h) Consents required. . . . . . . Sponsors - Responsibility:

                                  Amendment and Termination

                              of the Trust Agreement   (i) Other
provisions . . . . . . . Tax Exempt Securities Trust - Tax Status

11.Type of securities comprising units Prospectus front cover:

                                   Tax Exempt Securities

                             Trust - Portfolio
12.Certain information regarding periodic
   payment certificates. . . . . . .   *

13.. .(a) Load, fees, expenses, etc.   Prospectus front cover:

                                   Summary of Essential

                            Information; Public
                                       Offering - Offering
                                       Price; Public Offering -

                                   Sponsors' and
                                       Underwriters' Profits:

                                  Tax Exempt Securities

                            Trust - Expenses and

                     Charges

       Form N-89B-2                          Form S-6
        Item Number                    Heading in Prospectus

            II.  General Description of the Trust and
                     Securities of the Trust
  (b) Certain information regarding periodic
        payment certificates . . . .   *
  (c) Certain percentages. . . . . . Public Offering - Offering
Price
  (d) Certain other fees, etc, payable by holders
  Rights of Unit Holders - Certificates
  (e) Certain profits receivable by depositors,
      principal underwriters, trustee or
      affiliated persons . . . . . . Public Offering - Sponsors'

                                   and Underwriters' Profits:

                                Rights of Unit Holders -

                          Redemption of Units -
                                     Purchase by the Sponsors of

                                   Units Tendered for
                                     Redemption
  (f) Ratio of annual charges to income*

14.. .Issuance of trust's securities   Tax Exempt Securities

                                 Trust - The Trust: Rights

                               of Unit Holders -
                                       Certificates
15.Receipt and handling of payments from purchasers*
16.Acquisition and disposition of underlying
  securities . . . . . . . . . . . . Tax Exempt Securities Trust

                                   - Portfolio: Sponsors -

                            Responsibility
17.. . . . .Withdrawal or redemption   Rights of Unit Holders -

                                   Redemption of Units
18.(a) Receipt, custody and disposition of incomeRights of Units
Holders -                                       Distribution of
Interest                                        and Principal:
Rights of                                        Unit Holders -
Reports                                        and Records
  (b) Reinvestment of distributions    *
  (c) Reserves or special funds. . . Rights of Unit Holders -

                               Distribution of Interest

                          and Principal: Tax Exempt

                      Securities Trust - Expenses

                    and Charges - Other Charges   (d) Schedule of
distributions. . .   *
19.. . Records, accounts and reports   Rights of Unit Holders -

                                   Reports and Records:

                            Rights of Unit Holders -

                        Distribution of Interest

                     and Principal
20.Certain miscellaneous provisions of trust agreementAmendment and Termination of the Trust
  (a) Amendment. . . . . . . . . . . Agreement: Trustee -
Resignation: Trustee -
  (b) Termination  . . . . . . . . . Resignation: Trustee -
Limitations on Liability:
  (c) and (d) Trustee, removal and successorSponsors -
Responsibility: Sponsors - Resignation
  (e) and (f) Depositors, removal and successor
21.. . . . Loans to security holders   *
22.. . . . .Limitations on liability   Sponsors - Limitations on

                                     Liability: Trustee -
                                       Limitations on Liability:

                                     Tax Exempt Securities

                               Trust - Portfolio
23.. . . . . . .Bonding arrangements   *
24.Other material provisions of trust agreement*



______
  *  Inapplicable, answer negative or not required.

       Form N-89B-2                          Form S-6
        Item Number                    Heading in Prospectus

                III.  Organization, Personnel and
                 Affiliated Persons of Depositor
25.. . . .Organization of depositors   Sponsors
26.. . . Fees received by depositors   *
27.. . . . . .Business of depositors   Sponsors
28.Certain information as to officials and
   affiliated persons of depositors    [Contents of Registration
Statement]
29.. Voting securities of depositors   *
30.. .Persons controlling depositors   *
31.Payments by depositor for certain services
   rendered to trust . . . . . . . .   *
32.Payments by depositors for certain other services
   rendered to trust . . . . . . . .   *
33.Remuneration of employees of depositors for
   certain services rendered to trust  *
34.Remuneration of other persons for certain services
   rendered to trust . . . . . . . .   *


            IV.  General Description of the Trust and
                     Securities of the Trust

35.Distribution of trust's securities by statesPublic Offering -
Distribution of Units
36.Suspension of sales of trust's securities*
37.Revocation of authority to distribute*
38.. . . .(a) Method of distribution   Public Offering -
Distribution of Units
  (b) Underwriting agreements. . . .
  (c) Selling agreements . . . . . .
39.(a) Organization of principal underwritersSponsors
  (b) N.A.S.D. membership of principal underwriters
40.Certain fees received by principal underwriters*
41.(a) Business of principal underwritersSponsors
  (b) Branch offices of principal underwriters*
  (c) Salesmen of principal underwriters*
42.Ownership of trust's securities by certain persons*
43.Certain brokerage commissions received by principal
   underwriters. . . . . . . . . . .   *
44.. . . . . (a) Method of valuation   Prospectus front cover:

                                   Public Offering -
                                       Offering Price: Public

                                  Offering - Distribution

                              of Units
  (b) Schedule as to offering price    *
  (c) Variation in offering price to certain personsPublic
Offering - Distribution of Units
45.. Suspension of redemption rights   *
46.. . . . .(a) Redemption Valuation   Rights of Unit Holders -

                                   Redemption of Units -

                            Computation of Redemption

                          Price per Unit
  (b) Schedule as to redemption price  *
47.Maintenance of position in underlying securities
  Public Offering - Market for Units: Rights of Unit Holders -
Redemption of Units - Purchase by the Sponsors of Units
  tendered for Redemption; Rights of Unit Holders - Redemption of Units - Computation of Redemption Price per Unit
______
  *  Inapplicable, answer negative or not required.
       Form N-89B-2                          Form S-6
Item Number                    Heading in Prospectus

             V.  Information Concerning the Trustee
                          or Custodian
48.Organization and regulation of trusteeTrustee
49.. . .Fees and expenses of trustee   Tax Exempt Securities

                                 Trust - Expenses and

                          Charges
50.. . . . . . . . . .Trustee's lien   Tax Exempt Securities

                                 Trust - Expenses and

                          Charges - Other Charges


            VI.  Information Concerning Insurance of
                      Holders of Securities

51.Insurance of holders of trust's securities*


                    VI.  Policy of Registrant

52.  (a) Provisions of trust agreement with respect to
     selection or elimination of underlying securitiesProspectus front cover: Sponsors-Responsibility
  (b)Transactions involving elimination of
     underlying securities . . . . .   *
  (c)Policy regarding substitution or elimination
     of underlying securities. . . . Sponsors - Responsibility
(d)Fundamental policy not otherwise covered*
53.  Tax status of trust . . . . . . Prospectus front cover: Tax

                                   Exempt Securities Trust -

                              Tax Status


          VIII.  Financial and Statistical Information

54.  Trust's securities during last ten years*
55.  . . . . . . . . . . . . . . . .   *
56.  Certain information regarding periodic payment
  securities . . . . . . . . . . . .   *
57.  . . . . . . . . . . . . . . . .   *
58.  . . . . . . . . . . . . . . . .   *
59.  Financial statements (Instruction 1(c) to form S-6)
  Statement of Financial Condition of The Tax Exempt Securities
Trust







______
  *  Inapplicable, answer negative or not required.




INTERMEDIATE TERM TRUST 32
MARYLAND TRUST 86
NEW YORK TRUST 122

[S][C]
In the opinion of counsel, under existing law interest income to the Trusts and, with certain exceptions, to Unit holders is exempt from all Federal income tax. In addition, in the opinion of counsel, the interest income of each State Trust is similarly exempt from state income taxes in the state for which such Trust is named. Capital gains, if any, are subject to tax. Investors should retain both parts of this Prospectus for future reference.
THE INITIAL PUBLIC OFFERING OF UNITS IN THE TRUSTS
HAS BEEN COMPLETED.  THE UNITS OFFERED HEREBY ARE
ISSUED AND OUTSTANDING UNITS WHICH HAVE BEEN
ACQUIRED BY THE SPONSORS EITHER BY PURCHASE FROM
THE TRUSTEE OF UNITS TENDERED FOR REDEMPTION OR
IN THE SECONDARY MARKET.  SEE PART B, "RIGHTS OF
UNIT HOLDERS--REDEMPTION OF UNITS--PURCHASE BY
THE SPONSORS OF UNITS TENDERED FOR REDEMPTION"
AND "MARKET FOR UNITS".  THE PRICE AT WHICH THE
UNITS OFFERED HEREBY WERE ACQUIRED WAS NOT LESS
THAN THE REDEMPTION PRICE DETERMINED AS PROVIDED
HEREIN.  SEE PART B, "RIGHTS OF UNIT HOLDERS--
REDEMPTION OF UNITS--COMPUTATION OF REDEMPTION
PRICE PER UNIT".
THE TAX EXEMPT SECURITIES TRUST, SERIES 374 consists of three underlying separate unit investment trusts designated as the Intermediate Term Trust 32, Maryland Trust 86 and New York Trust
122, (the "Intermediate Term Trust," the "Maryland Trust", and the
"New York Trust", respectively) (the "Trusts" or the "Trust" as the context requires and in the case of a Trust designated by a state name, the "State Trust" or the "State Trusts as the context requires). Each Trust was formed for the purpose of obtaining for its Unit holders tax-exempt interest income and conservation of capital through investment in a fixed portfolio of long term municipal bonds rated at the time of deposit in the category A or better by Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc., with certain ratings being conditional or provisional. (See "Portfolio of Securities".) Each State Trust is comprised of a fixed portfolio of interest-bearing obligations issued primarily by or on behalf of the state for which such State Trust is named and counties, municipalities, authorities or political subdivisions thereof. The interest on all bonds in each Trust is, in the opinion of bond counsel to the issuers of the obligations, (i) under existing law, excludable from gross income for Federal income tax purposes (except in certain instances depending upon the Unit holder) (see Part B, "Tax Exempt Securities Trust -
Taxes") and (ii) as respects the underlying State Trusts exempt from state and any local income taxes, to individual Unit holders resident in the state for which a State Trust is named. (See Part B, "Tax
Exempt Securities Trust - Taxes")
THE PUBLIC OFFERING PRICE of the Units of each Trust is equal to the aggregate bid price of the underlying Securities in the Trust's portfolio divided by the number of Units outstanding in such Trust, plus a sales charge equal to 4%, 5% and 5% of the Public
Offering Price (4.167%, 5.263% and 5.263% of the aggregate bid price of the Securities per Unit). A proportional share of accrued and undistributed interest on the Securities at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.
THE SPONSORS, although not obligated to do so, intend to maintain a market for the Units of the Trusts at prices based upon the aggregate bid price of the underlying Securities, as more fully described in Part
B, "Market for Units". If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. MONTHLY DISTRIBUTIONS of principal and interest received by the Trusts will be made on or shortly after the fifteenth day of each month to holders of record on the first day of that month. For further information regarding the distributions by the Trust, see the "Summary of Essential Information".
 THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY
STATE SECURITIES COMMISSION,
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
OR ANY STATE SECURITIES
COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

Prospectus Part A dated August 18, 1995
Note: Part A of this Prospectus may not be distributed unless accompanied by Part B.

TAX EXEMPT SECURITIES TRUST, SERIES 374
SUMMARY OF ESSENTIAL INFORMATION AS OF JULY 5,
1995+
Sponsor:   SMITH BARNEY INC.
Trustee:   UNITED STATES TRUST COMPANY OF NEW YORK
Evaluator:   KENNY S&P EVALUATION SERVICES


Intermediate TermMarylandNew York
Trust 32Trust 86Trust 122
Principal Amount of Securities in Trust$6,760,000$3,000,000$2,925,000
Number of Units 6,7663,0002,922
Fractional Undivided Interest in Trust per Unit 1/6,7661/3,0001/2,922
Minimum Value of Trust:
Trust may be terminated if Principal Amount is less
than$3,750,000$1,500,000$1,500,000
Principal Amount of Securities in Trust per
Unit$999.11$1,000.00$1,001.02
Public Offering Price per Unit#*$1,035.19$1,003.49$1,005.01
Sales Charge (4%, 5% and 5%, respectively, of Public Offering Price)#
     41.40      50.17      50.25
Approximate Redemption and Sponsor's Repurchase Price
  per Unit (per Unit Bid Price of Securities)#**$993.79$953.32$954.76
Calculation of Estimated Net Annual Income per Unit:
Estimated Annual Income per Unit$54.82$59.68$59.47
Less Estimated Annual Expenses per Unit        1.93       2.10       2.27
Estimated Net Annual Income per Unit$52.89$57.58$57.20

Monthly Income Distribution per Unit$4.40$4.79$4.76
Daily Rate (360-day basis) of Income Accrual per
Unit$.1469$.1599$.1588
Estimated Current Return Based on Public Offering Price#
5.10%5.73%5.69%
Estimated Long-Term Return# 5.24%5.69%5.76%

#Subject to changes in the prices of the underlying securities. The aggregate bid price of the securities is determined on each business day as of the Evaluation Time.
*Plus $11.46, $13.36 and $13.19 per Unit, representing accrued interest and the net of cash on hand, accrued expenses and amounts distributable to Unit holders, attributable to the Units of Intermediate Term Trust, Maryland Trust and New York Trust, respectively, through the expected date of settlement (three business days after July 5, 1995).
**Plus $10.73, $12.56 and $12.40 per Unit, representing accrued interest and the net of cash on hand, accrued expenses and amounts distributable to Unit holders, attributable to the Units of Intermediate Term Trust, Maryland Trust and New York Trust, respectively, as of
July 5, 1995 on a pro rata basis. (See "Redemption of Units-Computation of Redemption
 Price per Unit".)TAX EXEMPT SECURITIES TRUST, SERIES 374

Record Dates:The 1st day of each month
Distribution Dates:The 15th day of each month
Evaluation Time:Close of trading on the New York Stock
Exchange
(currently 4:00 P.M. New York Time)
Date of Deposit and
  Trust Agreement:June 2, 1993
Trustee's Annual Fee:$1.16 per $1,000 principal amount of bonds for the Intermediate Term Trust and $1.26 per $1,000 principal amount of bonds for each State Trust ($15,308 per year on the basis of bonds in the principal amount of $12,685,000) plus expenses.
Evaluator's Fee:$.30 per bond per evaluation
Sponsor's Annual Portfolio
 Supervision Fee:Maximum of $.25 per $1,000 face amount of the underlying Bonds.


     As of July 5, 1995, 17 (53%) of the Bonds in the Intermediate Term Trust were rated by Standard & Poor's Corporation (11% being rated AAA, 4% being rated AA, 37% being rated A and 1% being rated BBB) and 9 (47%) were rated by Moody's Investors Service (2% being rated Aaa, 16% being rated Aa, 18% being rated A, 4% being rated Baa and 7% being rated Ba); 5 (53%) of the Bonds in the Maryland Trust were rated by Standard & Poor's (16% being rated AAA and 37% being rated A) and 4 (47%) were rated by Moody's (47% being rated Aa); 8 (60%) of the Bonds in the New York Trust were rated by Standard & Poor's (11% being rated AA and 49% being rated A) and 6 (40%) were rated by Moody's (20% being rated Aa, 12% being rated A and 8% being rated Baa). Ratings assigned by rating services are subject to change from time to time.

     Additional Considerations - Investment in any Trust should be made with an understanding that the value of the underlying Portfolio may decline with increases in interest rates. Approximately 10% and 17% of the Bonds in the Intermediate
Term Trust and New York Trust, respectively, consist of general obligation bonds. Approximately 23%, 53% and 4% of the Bonds in the Intermediate Term Trust, Maryland Trust and New
York Trust, respectively, consist of hospital revenue bonds (including obligations of health care facilities). Approximately 12% and 41% of the Bonds in the Intermediate Term Trust and Maryland Trust, respectively, consist of obligations of municipal housing authorities. Approximately 7% and 17% of the Bonds in the Intermediate Term Trust and Maryland Trust, respectively, consist of bonds which are subject to the Mortgage Subsidy Bond Tax Act of 1980. Obligations of issuers located in the Commonwealth of Puerto Rico represent approximately
6% and 12% of the Bonds in the Maryland Trust and New York
Trust, respectively. (See Part B "Tax Exempt Securities Trust-Portfolio" for a brief summary of additional considerations relating to certain of these issues.)









+ The percentages referred to in this summary are each computed on the basis of the aggregate bid price of the Bonds as of July 5, 1995.
TAX EXEMPT SECURITIES TRUST, SERIES 374






FINANCIAL AND STATISTICAL INFORMATION
Selected data for each Unit outstanding


IncomePrincipal
UnitsNet AssetDistributionsDistributions
Period EndedOutstandingValue Per UnitPer UnitPer Unit

June 2, 1993 Intermediate Term 7,500$  995.16$-$-
                  Maryland 3,000991.47--
                  New York3,000994.23--


April 30, 1994Intermediate Term 7,252$997.94$33.26$-
                  Maryland 3,000939.6236.15-
                  New York 3,000955.5136.01-


April 30, 1995Intermediate Term 6,831$995.35$53.84$-
                  Maryland 3,000955.5857.48-
                  New York 2,922960.4357.25-


TAX EXEMPT SECURITIES TRUST, SERIES 374
BALANCE SHEETS
April 30, 1995


ASSETS

Intermediate TermMarylandNew York
Trust 32Trust 86Trust 122
Investments in tax exempt bonds, at market value
(Cost $6,815,869, $2,986,420 and $2,918,091, respectively)
(Note 3 to Portfolio of Securities)$6,695,959$2,816,829$2,757,322
Accrued interest       116,672       54,622       61,349
Total Assets$6,812,631$2,871,451$2,818,671


LIABILITIES AND NET ASSETS

Overdraft payable$       12,490$         4,260$    11,841
Accrued expenses             886            425           450
Total Liabilities        13,376         4,685       12,291

Net Assets (Units of fractional undivided interest
outstanding - 6,831, 3,000 and 2,922, respectively):
Original cost to investors (Note 1) 7,787,5843,133,7103,142,378
Less initial underwriting commission (sales charge) (Note 1)
288,129       147,290      147,698
7,499,455 2,986,4202,994,680
Cost of bonds sold or redeemed since date of deposit (June 2, 1993)
(683,586)-     (76,589)
Net unrealized market depreciation       (119,910)      (169,591)
(160,769)
6,695,9592,816,8292,757,322
Undistributed net investment income  98,74749,93747,990
Undistributed proceeds from bonds sold or redeemed          4,549
    -             1,068
Net Assets      6,799,255     2,866,766    2,806,380
Total Liabilities and Net Assets$6,812,631$2,871,451$2,818,671

Net asset value per unit$995.35$955.58$960.43


The accompanying Notes to Financial Statements are an integral part of these statements.

TAX EXEMPT SECURITIES TRUST, SERIES 374
INTERMEDIATE TRUST 32
STATEMENTS OF OPERATIONS

For the period from
June 2, 1993
For the year endedthrough
April 30, 1995April 30, 1994
Investment Income-interest (Note 2)$     387,742$     369,273
Less expenses:
Trustee's fees and expenses 11,284 9,404
Evaluator's fees        2,187       1,363
Total expenses       13,471      10,767
Net investment income      374,271     358,506
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on securities transactions
  (Note 5) (30,792)1,568
Net (increase) decrease in unrealized market
  depreciation        5,463    (125,373)
Net loss on investments      (25,329)    (123,805)
Net increase in net assets resulting from operations$348,942$234,701


STATEMENTS OF CHANGES IN NET ASSETS

For the period from
June 2, 1993
For the year endedthrough
April 30, 1995April 30, 1994
Operations:
Net investment income$374,271$358,506
Net realized gain (loss) on securities transactions
  (Note 5) (30,792)1,568
Net (increase) decrease in unrealized market
  depreciation         5,463    (125,373)
Net increase in net assets resulting from operations       348,942
 234,701
Distributions to Unit Holders:
Net investment income (Note 4) (381,138)(244,625)
Accrued interest at date of deposit          -          (39,330)
Total Distributions      (381,138)    (283,955)
Unit Redemptions by Unit Holders (Note 3):
Accrued interest at date of redemption (5,336)(2,931)
Value of Units at date of redemption      (400,314)    (249,499)
Total Redemptions      (405,650)    (252,430)
Decrease in net assets (437,846)(301,684)
Net Assets:
Beginning of period     7,237,101   7,538,785
End of period (including undistributed net
  investment income of $98,747 and $110,950,
  respectively)$6,799,255$7,237,101


The accompanying Notes to Financial Statements are an integral part of these statements.

TAX EXEMPT SECURITIES TRUST, SERIES 374
MARYLAND TRUST 86
STATEMENTS OF OPERATIONS

For the period from
June 2, 1993
For the year endedthrough
April 30, 1995April 30, 1994

Investment Income-interest (Note 2)$      179,062$     162,649
Less expenses:
Trustee's fees and expenses5,570 4,119
Evaluator's fees           756          439
Total expenses         6,326       4,558
Net investment income       172,736     158,091
Realized and unrealized gain (loss) on investments:
Net (increase) decrease in unrealized market
  depreciation       47,596    (217,187)
Net gain (loss) on investments        47,596    (217,187)
Net increase (decrease) in net assets resulting from
  operations$220,332$(59,096)


STATEMENTS OF CHANGES IN NET ASSETS

For the period from
June 2, 1993
For the year endedthrough
April 30, 1995April 30, 1994
Operations:
Net investment income$172,736$158,091
Net (increase) decrease in unrealized market
  depreciation        47,596    (217,187)
Net increase (decrease) in net assets resulting from
  operations       220,332     (59,096)

Distributions to Unit Holders:
Net investment income (Note 4) (172,440)(108,450)
Accrued interest at date of deposit          -          (34,183)
Total Distributions      (172,440)    (142,633)
Increase (decrease) in net assets47,892(201,729)
Net Assets:
Beginning of period     2,818,874   3,020,603
End of period (including undistributed net
  investment income of $49,937 and $49,641,
  respectively)$2,866,766$2,818,874


The accompanying Notes to Financial Statements are an integral part of these statements.

TAX EXEMPT SECURITIES TRUST, SERIES 374
NEW YORK TRUST 122
STATEMENTS OF OPERATIONS

For the period from
June 2, 1993
For the year endedthrough
April 30, 1995April 30, 1994

Investment Income-interest (Note 2)$     174,790$     162,274
Less expenses:
Trustee's fees and expenses 5,481 4,111
Evaluator's fees       1,182          734
Total expenses        6,663       4,845
Net investment income      168,127     157,429
Realized and unrealized gain (loss) on investments:
Net realized loss on securities transactions (Note 5) (2,755)-
Net (increase) decrease in unrealized market
  depreciation       16,753    (177,522)
Net gain (loss) on investments       13,998    (177,522)
Net increase (decrease) in net assets resulting from
  operations$182,125$(20,093)


STATEMENTS OF CHANGES IN NET ASSETS

For the period from
June 2, 1993
For the year endedthrough
April 30, 1995April 30, 1994
Operations:
Net investment income$168,127$157,429
Net realized loss on securities transactions (Note 5) (2,755)-
Net (increase) decrease in unrealized market
  depreciation       16,753    (177,522)
Net increase (decrease) in net assets resulting from
  operations      182,125     (20,093)
Distributions to Unit Holders:
Net investment income (Note 4) (168,401)(108,030)
Accrued interest at date of deposit          -          (32,993)
Total Distributions     (168,401)    (141,023)
Unit Redemptions by Unit Holders (Note 3):
Accrued interest at date of redemption (1,135)-
Value of Units at date of redemption      (72,766)         -
Total Redemptions      (73,901)         -
Decrease in net assets (60,177)(161,116)
Net Assets:
Beginning of period    2,866,557   3,027,673
End of period (including undistributed net
  investment income of $47,990 and $49,399,
  respectively)$2,806,380$2,866,557


The accompanying Notes to Financial Statements are an integral part of these statements.


TAX EXEMPT SECURITIES TRUST, SERIES 374
April 30, 1995



NOTES TO FINANCIAL STATEMENTS

(1)The original cost to the investors represents the aggregate initial public offering price as of the date of deposit (June 2, 1993), exclusive of accrued interest, computed on the basis of the aggregate offering price of the securities. The initial underwriting commission (sales charge) was 3.70% and 4.70% of the aggregate public offering price (3.842% and 4.932% of the aggregate offering price of the securities for the Intermediate Term Trust and State Trusts, respectively).
(2)Interest income represents interest earned on the Trust's portfolio and has been recorded on the accrual basis.
(3)669 Units and 78 Units in the Intermediate Term Trust and
New York Trust, respectively, were redeemed by the Trustee during the period from June 2, 1993 (date of deposit) through April 30, 1995 (421 Units and 78 Units in the Intermediate Term Trust and New York Trust, respectively, being redeemed in 1995. 248 Units in the Intermediate Trust being redeemed in
1994).
(4)Interest received by the Trust is distributed to Unit holders on the fifteenth day of each month, after deducting applicable expenses.
(5)The gain (loss) from the sale or redemption of securities is computed on the basis of the average cost of the issue sold or redeemed.
(6)The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of each Trust and is responsible for establishing and maintaining a system of internal control directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of each Trust. The Trustee is also responsible for all estimates of expenses and accruals reflected in each Trust's financial statements. The Evaluator determines the price for each underlying Bond included in each Trust's Portfolio of Securities on the basis set forth in Part B, "Public Offering - Offering Price". Under the Securities Act of 1933, as amended (the "Act"), the Sponsor is deemed to be issuer of each Trust's Units. As such, the Sponsor has the responsibility of issuer under the Act with respect to financial statements of each Trust included in the Registration Statement.


INDEPENDENT AUDITORS' REPORT
To the Unit Holders, Sponsor and Trustee of
Tax Exempt Securities Trust, Series 374:

We have audited the accompanying balance sheets of Tax
Exempt Securities Trust, Series 374 (comprising, respectively, Intermediate Term Trust 32, Maryland Trust 86 and New York
Trust 122), including the portfolios of securities, as of April 30, 1995, and the related statements of operations and changes in net assets for the year ended April 30, 1995 and for the period from June 2, 1993 (date of deposit) to April 30, 1994. These financial statements are the responsibility of the Trustee (see
Note 6). Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1995 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Trusts constituting Tax Exempt Securities Trust, Series 374 as of April 30, 1995, and the results of their operations and changes in their net assets for the year ended
April 30, 1995 and for the period from June 2, 1993 (date of deposit) to April 30, 1994, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP
New York, New York
August 4, 1995


TAX EXEMPT SECURITIES TRUST, SERIES 374
INTERMEDIATE TRUST 32 - PORTFOLIO OF SECURITIES -
April 30, 1995

RatingsRedemptionPrincipalMarket
Security Description  (1)  Provisions (2) Amount  Value (3)
Sedona-Oak Creek Joint Unified School
District of Coconino and Yavapai Counties,
Arizona, School Improvement Bonds,A-7/1/03 @ 101$350,000$349,430
5.75% due 7/1/2005

Redevelopment Agency of the City of
Burbank, California, City Centre
Redevelopment Project, Tax Allocation
Bonds, 5.20% due 12/1/2001A-           --250,000246,832
5.50% due 12/1/2004A-12/1/03 @ 102500,000487,610

State of California Franchise Tax Board,
Refunding Certificates of Participation,A*10/1/99 @ 10250,00052,592
6.90% due 10/1/2006S.F. 10/1/01 @ 100

Rossmoor Community Services District,
California, Limited Obligation Improvement
Bonds, for Landscaping and Lighting
Assessment District, Rush School Site
Acquisition Project, 5.70% due 9/2/2004A9/2/95 @ 103130,000117,707
5.80% due 9/2/2005A9/2/95 @ 103135,000124,978

District of Columbia, Washington, D.C.,
General Obligation Refunding Bonds,
5.30% due 6/1/2004AAA           --50,00048,386
5.75% due 6/1/2003Ba*           --500,000465,045

Nassau County, Florida, Pollution Control
Refunding Revenue Bonds, ITT RayonierBBB           --75,00074,297
Incorporated Project, 5.60% due 7/1/2000

Village of Bellevue, Illinois, Industrial
Development Revenue Refunding Bonds,
K-Mart Corporation Project, BBB10/1/03 @ 103250,000241,683
5.90% due 10/1/2005S.F. 4/1/02 @ 100

Illinois Health Facilities Authority Revenue
Refunding and Improvement Bonds, Swedish
Covenant Hospital, 5.60% due 8/1/2001A-           --305,000305,607
5.70% due 8/1/2002A-           --100,000100,343
5.80% due 8/1/2003A-           --100,000100,509

Indiana Health Facility Financing
Authority, Hospital Revenue Bonds,
Community Hospital of Anderson Project,AAA1/1/03 @
102360,000360,234
5.60% due 1/1/2005

Indiana Educational Facilities Authority,
Educational Facilities Revenue Bonds,
DePauw University Refunding Project,A*7/1/03 @ 102190,000187,283
5.40% due 7/1/2004




TAX EXEMPT SECURITIES TRUST, SERIES 374
INTERMEDIATE TRUST 32 - PORTFOLIO OF SECURITIES -
April 30, 1995
(Continued)

RatingsRedemptionPrincipalMarket
Security Description  (1)  Provisions (2) Amount  Value (3)

Southeast Fountain Central School Building
Corporation, Fountain County, Indiana,
First Mortgage Refunding Revenue Bonds, A7/10/03 @
102$150,000$149,874
5.60% due 1/10/2005

City of Mount Sterling, Kentucky,
Kentucky League of Cities Funding
Trust Lease Program Revenue Bonds,Aa*           --750,000740,820
5.625% due 3/1/2003

Minnesota Housing Finance Agency, RentalAa*5/28/95 @
102300,000303,201
Housing Bonds, 5.70% due 2/1/2005

Mississippi Higher Education Assistance
Corporation Student Loan Revenue Bonds,
6.20% due 1/1/2002A           --200,000201,824
6.20% due 7/1/2002A           --60,00060,580

The Atlantic City Municipal Utilities
Authority, Atlantic County, New Jersey,
Water System Revenue Refunding Bonds, A-           --250,000242,577
5.20% due 5/1/2002

Akron, Bath and Copley Joint Township
Hospital District, Ohio, Hospital
Facilities Revenue Bonds, Summa Health A*           --400,000383,700
System Project, 5.20% due 11/15/2001

Charleston County School District, South
Carolina, Development Corporation,
Certificates of Participation, Central
Administrative Building Project,A1*           --655,000659,631
5.625% due 2/1/2003S.F. 2/1/00 @ 100

South Dakota Housing Development
Authority, Homeownership Mortgage AA+5/1/03 @
102250,000244,942
Bonds, 5.40% due 5/1/2004

Beaumont, Texas, General Obligation Aaa*           --165,000148,038
Bonds, 1.00% due 3/1/1998

Wisconsin Health and Educational
Facilities Authority Revenue Bonds,
Memorial Hospital of Iowa County, AAA           --      300,000
298,236
Inc., 5.40% due 6/1/2003
$6,825,000$6,695,959


The accompanying Notes are an integral part of this Portfolio.




TAX EXEMPT SECURITIES TRUST, SERIES 374
MARYLAND TRUST 86 - PORTFOLIO OF SECURITIES - April
30, 1995

RatingsRedemptionPrincipalMarket
Security Description  (1)  Provisions (2) Amount  Value (3)

Anne Arundel County, Maryland, Mortgage
Revenue Refunding Bonds, FHA Insured
Mortgage Loan - The Regency Club Facility,AAA12/1/02 @
102$250,000$246,035
6.20% due 12/1/2023S.F. 12/1/10 @ 100

Community Development Administration,
Department of Housing and Community
Development, State of Maryland,
Multi-Family Housing Revenue Bonds, Aa*5/15/03 @
102150,000152,688
6.625% due 5/15/2023S.F. 5/15/13 @ 100

Community Development Administration
Department of Housing and Community
Development, State of Maryland, Single Aa*4/1/01 @
102500,000520,080
Family Program Bonds, 7.25% due 4/1/2027S.F. 4/1/20 @ 100

Community Development Administration,
Department of Housing and Community
Development, State of Maryland,
Multi-Family Housing Revenue Bonds,
Insured Mortgage Loans, Aa*5/15/03 @ 102250,000238,510
6.05% due 5/15/2024S.F. 5/15/14 @ 100

Maryland Health and Higher Educational
Facilities Authority Refunding Revenue
Bonds, Memorial Hospital of Cumberland A7/1/02 @
102400,000401,864
Issue, 6.50% due 7/1/2017S.F. 7/1/11 @ 100

Maryland Health and Higher Educational
Facilities Authority Revenue Bonds,
Anne Arundel Medical Center Issue, AAA7/1/03 @ 102250,000211,418
5.00% due 7/1/2023S.F. 7/1/14 @ 100

Maryland Health and Higher Educational
Facilities Authority Revenue Bonds,
Good Samaritan Hospital Issue, A7/1/03 @ 102500,000453,980
5.75% due 7/1/2019S.F. 7/1/13 @ 100

Maryland Health and Higher Educational
Facilities Authority, Refunding Revenue
Bonds, The Johns Hopkins Hospital Issue,Aa*7/1/03 @
100500,000417,610
5.00% due 7/1/2023S.F. 7/1/14 @ 100

Puerto Rico Electric Power Authority,A-7/1/99 @ 100       200,000
 174,644
Power Revenue Bonds, 5.00% due 7/1/2012S.F. 7/1/11 @ 100
$3,000,000$2,816,829


The accompanying Notes are an integral part of this Portfolio.



TAX EXEMPT SECURITIES TRUST, SERIES 374
NEW YORK TRUST 122 - PORTFOLIO OF SECURITIES - April
30, 1995

RatingsRedemptionPrincipalMarket
Security Description  (1)  Provisions (2) Amount  Value (3)

The Port Authority of New York and
New Jersey Consolidated Bonds, AA-6/1/00 @ 101$270,000$289,729
7.125% due 6/1/2025S.F. 12/1/05 @ 100

New York City General Obligation Bonds,
6.50% due 12/1/2015A-12/1/97 @ 101 1/2 25,00024,227
6.00% due 5/15/2021A-5/15/03 @ 101 1/2400,000364,328

New York City Municipal Water Finance
Authority, Water and Sewer System Revenue A*6/15/01 @
100250,000247,750
Bonds, 6.25% due 6/15/2021S.F. 6/15/18 @ 100

New York State General Obligation Bonds,A*3/1/97 @
102100,00078,171
4.00% due 3/1/2009

New York Local Government Assistance
Corporation Bonds, 6.50% due 4/1/2015A4/1/01 @ 100125,000127,012
S.F. 4/1/11 @ 100
5.50% due 4/1/2022A4/1/02 @ 100150,000135,063
S.F. 4/1/19 @ 100

New York State Medical Care Facilities
Finance Agency, Health Care Projects
Revenue Bonds, Secured Mortgage Program,Aa*5/1/02 @
102100,00098,897
6.35% due 11/1/2014S.F. 5/1/04 @ 100

New York State Urban Development
Corporation, Correctional Facilities
Revenue Refunding Bonds, Baa1*1/1/03 @ 102250,000221,425
5.50% due 1/1/2015

Syracuse Industrial Development Agency,
Syracuse, New York, Parking Facilities
Revenue Bonds, One Center Armory A12/1/02 @ 102375,000371,962
Garage Project, 6.75% due 12/1/2017S.F. 12/1/05 @ 100

Triborough Bridge and Tunnel Authority,
General Purpose Revenue Bonds,
5.00% due 1/1/2017Aa*1/1/00 @ 100120,000103,715
S.F. 1/1/14 @ 100
5.00% due 1/1/2015Aa*1/1/03 @ 100410,000357,631
S.F. 1/1/13 @ 100

Puerto Rico Highway and Transportation
Authority, Highway Revenue Bonds,
6.625% due 7/1/2012A7/1/02 @ 101 1/2100,000102,927
S.F. 7/1/06 @ 100
5.75% due 7/1/2018A7/1/02 @ 100       250,000       234,485
S.F. 7/1/13 @ 100
$2,925,000$2,757,322



The accompanying Notes are an integral part of this Portfolio.




TAX EXEMPT SECURITIES TRUST, SERIES 374
PORTFOLIO OF SECURITIES - April 30, 1995
(Continued)



At April 30, 1995, the net unrealized market depreciation of all tax exempt bonds was comprised of the following:


IntermediateMarylandNew York
Term Trust 32Trust 86Trust 122

Gross unrealized market appreciation$17,209$-     $-
Gross unrealized market depreciation    (137,119)   (169,591)
(160,769)
Net unrealized market depreciation$(119,910)$(169,591)$(160,769)

NOTES TO PORTFOLIO OF SECURITIES:


(1)All Ratings are by Standard & Poor's Corporation, except those identified by an asterisk (*) which are by Moody's Investors Service.
The meaning of the applicable rating symbols is set forth in Part B, "Ratings".
(2)There is shown under this heading the year in which each issue of bonds initially or currently is redeemable and the redemption price for that year; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par. "S.F." indicates a sinking fund has been or will be established with respect to an issue of bonds. The prices at which bonds may be redeemed or called prior to maturity may or may not include a premium and, in certain cases, may be less than the cost of the bonds to the Trust. Certain bonds in the portfolio, including bonds not listed as being subject to redemption provisions, may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such bonds. For example, see discussion of obligations of municipal housing authorities under "Tax Exempt
Securities Trust-Portfolio" in Part B.
(3)The market value of securities as of April 30, 1995 was determined by the Evaluator on the basis of bid prices for the securities at such date.

                                    PROSPECTUS-PART B

                 Note:  Part B of this Prospectus may not be distributed
                              unless accompanied by Part A


TAX EXEMPT SECURITIES TRUST


                For over 20 years, Tax Exempt Securities Trust has specialized in quality municipal bond investments designed to meet a variety of investment objectives and tax situations. Tax Exempt Securities Trust is a convenient and cost effective alternative to individual bond purchases. Each State Trust or Umbrella Series is one of a series of similar but separate unit investment trusts created under the laws of the State of New York by a Trust Indenture and Agreement and related Reference Trust Agreement (collectively, the "Trust Agreement"), dated the Date of Deposit, among the sponsors, United
States Trust Company of New York, as trustee (the "Trustee"), and J.J. Kenny Co., Inc., as evaluator (the "Evaluator"). As of the date of this Prospectus, the sponsor is Smith Barney Inc. (the "Sponsor" ). Each trust contains Bonds of a State for which such Trust is named herein (a "State Trust"). On the Date of Deposit the Sponsor deposited with the Trustee interest-bearing obligations (the "Bonds"), including contracts for the purchase of certain such obligations for the State Trusts and all other Trusts (hereinafter referred to as the "Umbrella Series")(such Bonds and Deposited Units being referred to herein collectively as the "Securities"). The Trustee thereafter delivered to the Sponsor registered certificates of beneficial interest (the "Certificates") representing the units (the "Units") comprising the entire ownership of each State Trust or Umbrella Series. The initial public offering of Units in each State Trust and Umbrella Series has been completed.
The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsor either by purchase from the Trustee of Units tendered for redemption or in the secondary market. References to multiple Trusts in Part B herein should be read as references to a single Trust if Part A indicates the creation of only one Trust. See "Rights of Unit Holders -- Redemption of Units -- Purchase by the
Sponsor of Units Tendered for Redemption" and "Public Offering --
Market for Units."

Objectives

                A tax-exempt unit investment trust provides many of the same benefits as individual bond purchases, while the Unit holder avoids the complexity of analyzing selecting and monitoring a multibond portfolio. The objectives of each State Trust and Umbrella Series are tax-exempt income and conservation of capital through an investment in a diversified portfolio of municipal bonds. There is, of course, no guarantee that a Multistate Trust's or Umbrella Series' objectives will be achieved since the payment of interest and the preservation of principal are dependent upon the continued ability of the issuers of the Bonds to meet such obligations.

Portfolio

                The following factors, among others, were considered in selecting the Bonds for each State Trust and Umbrella Series: (1) all the Bonds deposited in a State Trust or an Umbrella Series are obligations of the State for which such State Trust is named or of the counties or municipalities of such State, territories or possessions of the United States, and authorities or political subdivisions thereof, so that the interest on them will, in the opinion of recognized bond counsel to the issuing governmental authorities given on the date of the original delivery of the Bonds, be exempt from Federal income tax under existing law and from state income taxes in the state for which such Trust is named in each case to the extent indicated in "Tax Exempt Securities Trust - Taxes", (2) the Bonds are diversified as to purpose of issue, (3) in the opinion of the Sponsor, the Bonds are fairly valued relative to other bonds of comparable quality and maturity and (4) the Bonds were chosen in part on the basis of their respective maturity dates and offer a degree of call protection. The rating of each issue is also set forth in Part A, "Portfolio of Securities." For a description of the meaning of the applicable rating symbols as published by Standard
& Poor's and Moody's, see "Ratings." It should be emphasized, however, that the ratings of Standard & Poor's and Moody's represent their opinions as to the quality of the Bonds which they undertake to rate, and that these ratings are general and are not absolute standards of quality.

                References to State Trusts, in the following discussion, also relate to other Trusts comprising Umbrella Series.

                The Bonds in the Portfolio of a State Trust were chosen in part on the basis of their respective maturity dates. The actual maturity date of each of the Bonds contained in a State Trust is indicated in Part A. A sale or other disposition of a Bond by the Trust prior to the maturity of such Bond may be at a price which results in a loss to the State Trust or Umbrella Series. The inability of an issuer to pay the principal amount due upon the maturity of a Bond would result in a loss to the State Trust or Umbrella Series.

Additional Considerations Regarding the Trusts

                Most of the Bonds in the Portfolio of a State Trust and Umbrella Series are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. (See Part A-"Portfolio Summary as of Date of Deposit" for information relating to the particular State Trust and Umbrella Series described therein.) In general, a call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price, as it might be in periods of declining interest rates, than when such price valuation is less than the bond's call or redemption price. To the extent that a Bond was deposited in a State Trust and Umbrella Series at a price higher than the price at which it is redeemable, redemption will result in a loss of capital when compared with the original public offering price of the Units. Conversely, to the extent that a Bond was acquired at a price lower than the redemption price, redemption will result in an increase in capital when compared with the original public offering price of the Units. Monthly distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed bonds. The Estimated Current Return and Estimated
Long-Term Return of the Units may be affected by such redemptions.
Each Portfolio of Securities in Part A contains a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds in a State Trust and Umbrella Series. Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to Unit holders and will not be reinvested, no assurance can be given that a State Trust and Umbrella Series will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

                The Portfolio of the State Trust and Umbrella Series may consist of some Bonds whose current market values were below face value on the Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest coupons of such Bonds are at lower rates than the current market interest rate for comparably rated Bonds, even though at the time of the issuance of such Bonds the interest coupons thereon represented then prevailing interest rates on comparably rated Bonds then newly issued. Bonds selling at market discounts tend to increase in market value as they approach maturity when the principal amount is payable. A market discount tax-exempt Bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates. Under the provisions of the Internal Revenue
Code in effect on the date of this Prospectus any ordinary income attributable to market discount will be taxable but will not be realized until maturity, redemption or sale of the Bonds or Units.

                As set forth under "Portfolio Summary as of Date of Deposit", the State Trust and Umbrella Series may contain or be concentrated in one or more of the classifications of Bonds referred to below. A State Trust and Umbrella Series is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. (See Part A-"Portfolio Summary as of Date of Deposit" for information relating to the particular State Trust and Umbrella Series described therein.) An investment in Units of the State Trust and Umbrella Series should be made with an understanding of the risks that these investments may entail, certain of which are described below.

                General Obligation Bonds. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors, including an erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the entity's control.

                As a result of the recent recession's adverse impact upon both their revenues and expenditures, as well as other factors, many state and local governments are confronting deficits and potential deficits which are the most severe in recent years. Many issuers are facing highly difficult choices about significant tax increases and/or spending reductions in order to restore budgetary balance. Failure to implement these actions on a timely basis could force the issuers to depend upon market access to finance deficits or cash flow needs.


                In addition, certain of the Bonds in the State Trust and Umbrella Series may be obligations of issuers (including California issuers) who rely in whole or in part on ad valorem real property taxes as a source of revenue. Certain proposals, in the form of state legislative proposals or voter initiatives, to limit ad valorem real property taxes have been introduced in various states, and an amendment to the constitution of the State of California, providing for strict limitations on ad valorem real property taxes, has had a significant impact on the taxing powers of local governments and on the financial conditions of school districts and local governments in California. It is not possible at this time to predict the final impact of such measures, or of similar future legislative or constitutional measures, on school districts and local governments or on their abilities to make future payments on their outstanding debt obligations.

                Industrial Development Revenue Bonds ("IDRs"). IDRs, including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities ("issuers") to finance the cost of acquiring, constructing or improving various projects, including pollution control facilities and certain industrial development facilities. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer under arrangements between the issuer and the corporate operator of a project. These arrangements may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IDRs.

                IDRs are generally issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the corporate operator of a particular project have been assigned and pledged to the holders of the IDRs or a trustee for the benefit of the holders of the IDRs. In certain cases, a mortgage on the underlying project has been assigned to the holders of the IDRs or a trustee as additional security for the IDRs. In addition, IDRs are frequently directly guaranteed by the corporate operator of the project or by another affiliated company. Regardless of the structure, payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition (including that of low-cost foreign companies), unfunded pension fund liabilities or off-balance sheet items, and financial deterioration resulting from leveraged buy-outs or takeovers. However, certain of the IDRs in the Portfolio may be additionally insured or secured by letters of credit issued by banks or otherwise guaranteed or secured to cover amounts due on the IDRs in the event of default in payment by an issuer.

                Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors, including the level of payments received from private third-party payors and government programs and the cost of providing health care services.

                A significant portion of the revenues of hospitals and other health care facilities is derived from private third-party payors and government programs, including the Medicare and Medicaid programs.
Both private third-party payors and government programs have undertaken cost containment measures designed to limit payments made to health care facilities. Furthermore, government programs are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings and government funding restrictions, all of which may materially decrease the rate of program payments for health care facilities. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will, in the future, be sufficient to cover the costs allocable to patients participating in such programs. In addition, there can be no assurance that a particular hospital or other health care facility will continue to meet the requirements for participation in such programs.

                The costs of providing health care services are subject to increase as a result of, among other factors, changes in medical technology and increased labor costs. In addition, health care facility construction and operation is subject to federal, state and local regulation relating to the adequacy of medical care, equipment, personnel, operating policies and procedures, rate-setting, and compliance with building codes and environmental laws. Facilities are subject to periodic inspection by governmental and other authorities to assure continued compliance with the various standards necessary for licensing and accreditation. These regulatory requirements are subject to change and, to comply, it may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services.

                Hospitals and other health care facilities are subject to claims and legal actions by patients and others in the ordinary course of business. Although these claims are generally covered by insurance, there can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility. In addition, a substantial increase in the cost of insurance could adversely affect the results of operations of a hospital or other health care facility. The Clinton Administration may impose regulations which could limit price increases for hospitals or the level of reimbursements for third-party payors or other measures to reduce health care costs and make health care available to more individuals, which would reduce profits for hospitals. Some states, such as New
Jersey, have significantly changed their reimbursement systems. If a hospital cannot adjust to the new system by reducing expenses or raising rates, financial difficulties may arise. Also, Blue Cross has denied reimbursement for some hospitals for services other than emergency room services. The lost volume would reduce revenues unless replacement patients were found.

                Certain hospital bonds may provide for redemption at par at any time upon the sale by the issuer of the hospital facilities to a non-affiliated entity, if the hospital becomes subject to ad valorem taxation, or in various other circumstances. For example, certain hospitals may have the right to call bonds at par if the hospital may be legally required because of the bonds to perform procedures against specified religious principles or to disclose information that is considered confidential or privileged. Certain FHA-insured bonds may provide that all or a portion of these bonds, otherwise callable at a premium, can be called at par in certain circumstances. If a hospital defaults upon a bond obligation, the realization of Medicare and Medicaid receivables may be uncertain and, if the bond obligation is secured by the hospital facilities, legal restrictions on the ability to foreclose upon the facilities and the limited alternative uses to which a hospital can be put may severely reduce its collateral value.

                The Internal Revenue Service is currently engaged in a program of intensive audits of certain large tax-exempt hospital and health care facility organizations. Although these audits have not yet been completed, it has been reported that the tax-exempt status of some of these organizations may be revoked. At this time, it is uncertain whether any of the hospital and health care facility bonds held by the State Trust and Umbrella Series will be affected by such audit proceedings.

                Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from the revenues derived from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences.

                Housing obligations are not general obligations of the issuer although certain obligations may be supported to some degree by Federal, state or local housing subsidy programs. Budgetary constraints experienced by these programs as well as the failure by a state or local housing issuer to satisfy the qualifications required for coverage under these programs or any legal or administrative determinations that the coverage of these programs is not available to a housing issuer, probably will result in a decrease or elimination of subsidies available for payment of amounts due on the issuer's obligations. The ability of housing issuers to make debt service payments on their obligations will also be affected by various economic and non-economic developments including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims, employment and income conditions prevailing in local markets, increases in construction costs, taxes, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations and economic trends generally in the localities in which the projects are situated. Occupancy of multi-family housing projects may also be adversely affected by high rent levels and income limitations imposed under Federal, state or local programs.

                All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool, and therefore the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Single-family issues are subject to mandatory redemption in whole or in part from prepayments on underlying mortgage loans; mortgage loans are frequently partially or completely prepaid prior to their final stated maturities as a result of events such as declining interest rates, sale of the mortgaged premises, default, condemnation or casualty loss. Multi-family issues are characterized by mandatory redemption at par upon the occurrence of monetary defaults or breaches of covenants by the project operator. Additionally, housing obligations are generally subject to mandatory partial redemption at par to the extent that proceeds from the sale of the obligations are not allocated within a stated period (which may be within a year of the date of issue). To the extent that these obligations were valued at a premium when a Holder purchased Units, any prepayment at par would result in a loss of capital to the Holder and, in any event, reduce the amount of income that would otherwise have been paid to Holders.

                The tax exemption for certain housing revenue bonds depends on qualification under Section 143 of the Internal Revenue
Code of 1986, as amended (the "Code"), in the case of single family mortgage revenue bonds or Section 142(a)(7) of the Code or other provisions of Federal law in the case of certain multi-family housing revenue bonds (including Section 8 assisted bonds). These sections of the Code or other provisions of Federal law contain certain ongoing requirements, including requirements relating to the cost and location of the residences financed with the proceeds of the single family mortgage revenue bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing revenue bonds. While the issuers of the bonds and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing revenue bonds, generally covenant to meet these ongoing requirements and generally agree to institute procedures designed to ensure that these requirements are met, there can be no assurance that these ongoing requirements will be consistently met. The failure to meet these requirements could cause the interest on the bonds to become taxable, possibly retroactively to the date of issuance, thereby reducing the value of the bonds, subjecting the Holders to unanticipated tax liabilities and possibly requiring the Trustee to sell the bonds at reduced values. Furthermore, any failure to meet these ongoing requirements might not constitute an event of default under the applicable mortgage or permit the holder to accelerate payment of the bond or require the issuer to redeem the bond. In any event, where the mortgage is insured by the Federal Housing Administration, its consent may be required before insurance proceeds would become payable to redeem the mortgage bonds.

                Power Facility Bonds. The ability of utilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors, including the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities, in particular investor-owned utilities, are subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations.

                The demand for a utility's services is influenced by, among other factors, competition, weather conditions and economic conditions. Electric utilities, for example, have experienced increased competition as a result of the availability of other energy sources, the effects of conservation on the use of electricity, self-generation by industrial customers and the generation of electricity by co-generators and other independent power producers. Also, increased competition will result if federal regulators determine that utilities must open their transmission lines to competitors. Utilities which distribute natural gas also are subject to competition from alternative fuels, including fuel oil, propane and coal.


                The utility industry is an increasing cost business making the cost of generating electricity more expensive and heightening its sensitivity to regulation. A utility's costs are influenced by the utility's cost of capital, the availability and cost of fuel and other factors. In addition, natural gas pipeline and distribution companies have incurred increased costs as a result of long-term natural gas purchase contracts containing "take or pay" provisions which require that they pay for natural gas even if natural gas is not taken by them. There can be no assurance that a utility will be able to pass on these increased costs to customers through increased rates. Utilities incur substantial capital expenditures for plant and equipment. In the future they will also incur increasing capital and operating expenses to comply with environmental legislation such as the Clean Air Act of 1990, and other energy, licensing and other laws and regulations relating to, among other things, air emissions, the quality of drinking water, waste water discharge, solid and hazardous substance handling and disposal, and siting and licensing of facilities. Environmental legislation and regulations are changing rapidly and are the subject of current public policy debate and legislative proposals. It is increasingly likely that some or many utilities will be subject to more stringent environmental standards in the future that could result in significant capital expenditures. Future legislation and regulation could include, among other things, regulation of so-called electromagnetic fields associated with electric transmission and distribution lines as well as emissions of carbon dioxide and other so-called greenhouse gases associated with the burning of fossil fuels. Compliance with these requirements may limit a utility's operations or require substantial investments in new equipment and, as a result, may adversely affect a utility's results of operations.

                The electric utility industry in general is subject to various external factors including (a) the effects of inflation upon the costs of operation and construction, (b) substantially increased capital outlays and longer construction periods for larger and more complex new generating units, (c) uncertainties in predicting future load requirements, (d) increased financing requirements coupled with limited availability of capital, (e) exposure to cancellation and penalty charges on new generating units under construction, (f) problems of cost and availability of fuel, (g) compliance with rapidly changing and complex environmental, safety and licensing requirements, (h) litigation and proposed legislation designed to delay or prevent construction of generating and other facilities, (i) the uncertain effects of conservation on the use of electric energy, (j) uncertainties associated with the development of a national energy policy, (k) regulatory, political and consumer resistance to rate increases and (l) increased competition as a result of the availability of other energy sources. These factors may delay the construction and increase the cost of new facilities, limit the use of, or necessitate costly modifications to, existing facilities, impair the access of electric utilities to credit markets, or substantially increase the cost of credit for electric generating facilities. The Sponsor cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

                The National Energy Policy Act ("NEPA"), which became law in October, 1992, makes it mandatory for a utility to permit non-utility generators of electricity access to its transmission system for wholesale customers, thereby increasing competition for electric utilities. NEPA also mandated demand-side management policies to be considered by utilities. NEPA prohibits the Federal Energy Regulatory Commission from mandating electric utilities to engage in retail wheeling, which is competition among suppliers of electric generation to provide electricity to retail customers (particularly industrial retail customers) of a utility. However, under NEPA, a state can mandate retail wheeling under certain conditions.

                There is concern by the public, the scientific community, and the U.S. Congress regarding environmental damage resulting from the use of fossil fuels. Congressional support for the increased regulation of air, water, and soil contaminants is building and there are a number of pending or recently enacted legislative proposals which may affect the electric utility industry. In particular, on November 15, 1990, legislation was signed into law that substantially revises the Clean Air Act (the "1990 Amendments"). The 1990 Amendments seek to improve the ambient air quality throughout the United States by the year 2000. A main feature of the 1990 Amendments is the reduction of sulphur dioxide and nitrogen oxide emissions caused by electric utility power plants, particularly those fueled by coal. Under the 1990
Amendments the U.S. Environmental Protection Agency ("EPA") must develop limits for nitrogen oxide emissions by 1993. The sulphur dioxide reduction will be achieved in two phases. Phase I addresses specific generating units named in the 1990 Amendments. In Phase II the total U.S. emissions will be capped at 8.9 million tons by the year 2000. The 1990 Amendments contain provisions for allocating allowances to power plants based on historical or calculated levels. An allowance is defined as the authorization to emit one ton of sulphur dioxide.

                The 1990 Amendments also provide for possible further regulation of toxic air emissions from electric generating units pending the results of several federal government studies to be conducted over the next three to four years with respect to anticipated hazards to public health, available corrective technologies, and mercury toxicity.

                Electric utilities which own or operate nuclear power plants are exposed to risks inherent in the nuclear industry. These risks include exposure to new requirements resulting from extensive federal and state regulatory oversight, public controversy, decommissioning costs, and spent fuel and radioactive waste disposal issues. While nuclear power construction risks are no longer of paramount concern, the emerging issue is radioactive waste disposal. In addition, nuclear plants typically require substantial capital additions and modifications throughout their operating lives to meet safety, environmental, operational and regulatory requirements and to replace and upgrade various plant systems. The high degree of regulatory monitoring and controls imposed on nuclear plants could cause a plant to be out of service or on limited service for long periods. When a nuclear facility owned by an investor-owned utility or a state or local municipality is out of service or operating on a limited service basis, the utility operator or its owners may be liable for the recovery of replacement power costs. Risks of substantial liability also arise from the operation of nuclear facilities and from the use, handling, and possible radioactive emissions associated with nuclear fuel. Insurance may not cover all types or amounts of loss which may be experienced in connection with the ownership and operation of a nuclear plant and severe financial consequences could result from a significant accident or occurrence.
The Nuclear Regulatory Commission has promulgated regulations mandating the establishment of funded reserves to assure financial capability for the eventual decommissioning of licensed nuclear facilities. These funds are to be accrued from revenues in amounts currently estimated to be sufficient to pay for decommissioning costs.

                The ability of state and local joint action power agencies to make payments on bonds they have issued is dependent in large part on payments made to them pursuant to power supply or similar agreements. Courts in Washington, Oregon and Idaho have held that certain agreements between the Washington Public Power Supply
System ("WPPSS") and the WPPSS participants are unenforceable because the participants did not have the authority to enter into the agreements. While these decisions are not specifically applicable to agreements entered into by public entities in other states, they may cause a reexamination of the legal structure and economic viability of certain projects financed by joint power agencies, which might exacerbate some of the problems referred to above and possibly lead to legal proceedings questioning the enforceability of agreements upon which payment of these bonds may depend.

                Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by failure of municipalities to utilize fully the facilities constructed by these authorities, economic or population decline and resulting decline in revenue from user charges, rising construction and maintenance costs and delays in construction of facilities, impact of environmental requirements, failure or inability to raise user charges in response to increased costs, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no growth" zoning ordinances. In some cases this ability may be affected by the continued availability of Federal and state financial assistance and of municipal bond insurance for future bond issues.

                University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors, including the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities, and, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The institution's ability to maintain enrollment levels will depend on such factors as tuition costs, demographic trends, geographic location, geographic diversity and quality of the student body, quality of the faculty and the diversity of program offerings.

                Legislative or regulatory action in the future at the Federal, state or local level may directly or indirectly affect eligibility standards or reduce or eliminate the availability of funds for certain types of student loans or grant programs, including student aid, research grants and work-study programs, and may affect indirect assistance for education.

                Lease Rental Bonds. Lease rental bonds are issued for the most part by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings (administrative offices, convention centers and prisons, for example) or the purchase of equipment (police cars and computer systems, for example) that will be used by a state or local government (the
"lessee"). Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Willingness to pay may be subject to changes in the views of citizens and government officials as to the essential nature of the finance project. Lease rental bonds are subject, in almost all cases, to the annual appropriation risk, i.e., the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states-rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. (In these cases, insurance provisions and reserve funds designed to alleviate this risk become important credit factors).
In the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project. Some of these issues, particularly those for equipment purchase, contain the so-called "substitution safeguard", which bars the lessee government, in the event it defaults on its rental payments, from the purchase or use of similar equipment for a certain period of time. This safeguard is designed to insure that the lessee government will appropriate the necessary funds even though it is not legally obligated to do so, but its legality remains untested in most, if not all, states.

                Capital Improvement Facility Bonds. The Portfolio of a State Trust and Umbrella Series may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency which bonds are secured by the proceeds of the sale of the bonds, proceeds from investments and the indebtedness of a local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

                Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. All of these factors may be affected by a failure of municipalities to fully utilize the facilities, an insufficient supply of waste for disposal due to economic or population decline, rising construction and maintenance costs, any delays in construction of facilities, lower-cost alternative modes of waste processing and changes in environmental regulations.
Because of the relatively short history of this type of financing, there may be technological risks involved in the satisfactory construction or operation of the projects exceeding those associated with most municipal enterprise projects. Increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities. These costs include compliance with frequently changing and complex regulatory requirements, the cost of obtaining construction and operating permits, the cost of conforming to prescribed and changing equipment standards and required methods of operation and, for incinerators or waste-to-energy facilities, the cost of disposing of the waste residue that remains after the disposal process in an environmentally safe manner. In addition, waste disposal facilities frequently face substantial opposition by environmental groups and officials to their location and operation, to the possible adverse effects upon the public health and the environment that may be caused by wastes disposed of at the facilities and to alleged improper operating procedures. Waste disposal facilities benefit from laws which require waste to be disposed of in a certain manner but any relaxation of these laws could cause a decline in demand for the facilities' services.
Finally, waste-to-energy facilities are concerned with many of the same issues facing utilities insofar as they derive revenues from the sale of energy to local power utilities (see Power Facility Bonds above).

                Moral Obligation Bonds. The State Trust and Umbrella Series may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Even though the state may be called on to restore any deficits in capital reserve funds of the agencies or authorities which issued the bonds, any restoration generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

                Refunded Bonds. Refunded Bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

                Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports (including airport terminals and maintenance facilities), bridges, marine terminals, turnpikes and port authorities. For example, the major portion of gross airport operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, facilities, service fees, concessions and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased aviation fuel costs, deregulation, traffic constraints, the recent recession and other factors. As a result, several airlines are experiencing severe financial difficulties. Several airlines including America West Airlines have sought protection from their creditors under Chapter 11 of the Bankruptcy Code. In addition, other airlines such as Midway Airlines, Inc., Eastern Airlines, Inc. and Pan American Corporation have been liquidated. However, within the past few months Northwest Airlines, Continental Airlines and Trans World Airlines have emerged from bankruptcy. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Furthermore,proposed Legislation would provide the U.S. Secretary of Transportation with the temporary authority to freeze airport fees upon the occurrence of disputes between a particular airport facility and the airlines utilizing that facility.

                Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility, lower cost of alternative modes of transportation or scarcity of fuel and reduction or loss of rents.

                Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax such as a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax due to a general decline in the local economy or population or due to a decline in the consumption, use or cost of the goods and services that are subject to taxation. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

                Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located ("project areas"). Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area, caused either by economic factors beyond the Issuer's control (such as a relocation out of the project area by one or more major property owners) or by destruction of property due to natural or other disasters; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

                Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include Federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax such as a sales tax or a property tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

                Convention Facility Bonds. The Portfolio of a State Trust and Umbrella Series may contain Bonds of issuers in the convention facilities category. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

                Puerto Rico. The Portfolio may contain bonds of issuers which will be affected by general economic conditions in Puerto Rico. Puerto Rico's unemployment rate remains significantly higher than the U.S. unemployment rate. Furthermore, the economy is largely dependent for its development upon U.S. policies and programs that are being reviewed and may be eliminated.

                The Puerto Rican economy is affected by a number of Commonwealth and Federal investment incentive programs. For example, Section 936 of the Internal Revenue Code (the "Code") provides for a credit against Federal income taxes for U.S. companies operating on the island if certain requirements are met. The Omnibus
Budget Reconciliation Act of 1993 imposes limits on such credit, effective for tax years beginning after 1993. In addition, from time to time proposals are introduced in Congress which, if enacted into law, would eliminate some or all of the benefits of Section 936. Although no assessment can be made at this time of the precise effect of such limitation, it is expected that the limitation of Section 936 credits would have a negative impact on Puerto Rico's economy.

                Aid for Puerto Rico's economy has traditionally depended heavily on Federal programs, and current Federal budgetary policies suggest that an expansion of aid to Puerto Rico is unlikely. An adverse effect on the Puerto Rican economy could result from other U.S. policies, including a reduction of tax benefits for distilled products, further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar.

                In a plebiscite held in November, 1993, the Puerto Rican electorate chose to continue Puerto Rico's Commonwealth status. Previously proposed legislation, which was not enacted, would have preserved the federal tax exempt status of the outstanding debts of Puerto Rico and its public corporations regardless of the outcome of the referendum, to the extent that similar obligations issued by states are so treated and subject to the provisions of the Code currently in effect. There can be no assurance that any pending or future legislation finally enacted will include the same or similar protection against loss of tax exemption. The November 1993 plebiscite can be expected to have both direct and indirect consequences on such matters as the basic characteristics of future Puerto Rico debt obligations, the markets for these obligations, and the types, levels and quality of revenue sources pledged for the payment of existing and future debt obligations. Such possible consequences include, without limitation, legislative proposals seeking restoration of the status of Section 936 benefits otherwise subject to the limitations discussed above. However, no assessment can be made at this time of the economic and other effects of a change in federal laws affecting Puerto Rico as a result of the November 1993 plebiscite.

                Insurance. Certain Bonds (the "Insured Bonds") may be insured or guaranteed by AMBAC Indemnity Corporation ("AMBAC"), Asset Guaranty Reinsurance Company ("Asset Guaranty"), Capital
Guaranty Insurance Company ("CGIC"), Capital Markets Assurance
Corp. ("CAPMAC"), Connie Lee Insurance Company ("Connie Lee"),
Financial Guaranty Insurance Company "Financial Guaranty"),
Financial Security Assurance Inc. ("FSA"), or Municipal Bond
Investors Assurance Corporation ("MBIA") (collectively, the
"Insurance Companies"). The claims-paying ability of each of these companies, unless otherwise indicated, is rated AAA by Standard &
Poor's or another acceptable national rating service. The ratings are subject to change at any time at the discretion of the rating agencies. In determining whether to insure bonds, the Insurance Companies severally apply their own standards. The cost of this insurance is borne either by the issuers or previous owners of the bonds or by the Sponsor. The insurance policies are non-cancellable and will continue in force so long as the Insured Bonds are outstanding and the insurers remain in business. The insurance policies guarantee the timely payment of principal and interest on but do not guarantee the market value of the Insured Bonds or the value of the Units. The insurance policies generally do not provide for accelerated payments of principal or, except in the case of any portfolio insurance policies, cover redemptions resulting from events of taxability. If the issuer of any Insured Bond should fail to make an interest or principal payment, the insurance policies generally provide that the Trustee or its agent shall give notice of nonpayment to the Insurance Company or its agent and provide evidence of the Trustee's right to receive payment. The Insurance Company is then required to disburse the amount of the failed payment to the Trustee or its agent and is thereafter subrogated to the Trustee's right to receive payment from the issuer.

                The following are brief descriptions of certain of the insurance companies that may insure or guarantee certain Bonds. The financial information presented for each company has been determined on a statutory basis and is unaudited.

                AMBAC is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in various states, with admitted assets of approximately $2,145,000,000 and policyholders' surplus of approximately $782,000,000 as of December 31, 1994. AMBAC is a wholly-owned subsidiary of AMBAC Inc., a financial holding company which is publicly owned following a complete divestiture by Citibank during the first quarter of 1992.

                Asset Guaranty is a New York State insurance company licensed to write financial guarantee, credit, residual value and surety insurance. Asset Guaranty commenced operations in mid-1988 by providing reinsurance to several major monoline insurers. Asset
Guaranty also issued limited amounts of primary financial guaranty insurance, but not in direct competition with the primary mono-line companies for which it acts as a reinsurer. The parent holding company of Asset Guaranty, Asset Guarantee Inc. (AGI), merged with Enhance Financial Services (EFS) in June, 1990 to form Enhance Financial Services Group Inc. (EFSG). The two main, 100%-owned subsidiaries of EFSG, Asset Guaranty and Enhance Reinsurance Company (ERC), share common management and physical resources. After an initial public offering completed in February 1992 and the sale by Merrill
Lynch & Co. of its stake, EFSG is 49.8%-owned by the public, 29.9% by US West Financial Services, 14.1% by Manufacturers Life
Insurance Co. and 6.2% by senior management. Both ERC and Asset
Guaranty are rated "AAA" for claims paying ability by Duff & Phelps.
ERC is rated triple-A for claims-paying ability by both S&P and Moody's. Asset Guaranty received a "AA" claims-paying-ability rating from S&P during August 1993, but remains unrated by Moody's. As of December 31, 1994 Asset Guaranty had admitted assets of approximately $159,000,000 and policyholders' surplus of approximately $140,000,000.

                CAPMAC commenced operations in December 1987, as the second mono-line financial guaranty insurance company (after FSA) organized solely to insure non-municipal obligations. CAPMAC, a New York corporation, is a wholly-owned subsidiary of CAPMAC
Holdings, Inc. (CHI), which was sold in 1992 by Citibank (New York State) to a group of 12 investors led by the following: Dillon Read's Saratoga Partners Il; L.P. (Saratoga), an acquisition fund; Caprock Management, Inc., representing Rockefeller family interests; Citigrowth Fund, a Citicorp venture capital group; and CAPMAC senior management and staff. These groups control approximately 70% of the stock of CHI. CAPMAC had traditionally specialized in guaranteeing consumer loan and trade receivable asset-backed securities. Under the new ownership group CAPMAC intends to become involved in the municipal bond insurance business, as well as their traditional non-municipal business. As of December 31, 1994 CAPMAC's admitted assets were approximately $199,000,000 and its policyholders' surplus was approximately $140,000,000.

                CGIC, a monoline bond insurer headquartered in San Francisco, California, was established in November 1986 to assume the financial guaranty business of United States Fidelity and Guaranty Company ("USF&G'). It is a wholly-owned subsidiary of Capital
Guaranty Corporation ("CGC") whose stock is owned by: Constellation Investments, Inc., an affiliate of Baltimore Gas & Electric, Fleet/Norstar Financial Group, Inc., Safeco Corporation, Sibag Finance Corporation, an affiliate of Siemens AG, and USF&G, the 8th largest property/casualty company in the U.S. as measured by net premiums written, and CGC management. As of December 31, 1994, CGIC had total admitted assets of approximately $304,000,000 and total statutory policyholders' surplus of approximately $168,000,000 .

                Connie Lee is a wholly owned subsidiary of College Construction Loan Insurance Association ("CCLIA"), a government-sponsored enterprise established by Congress to provide American academic institutions with greater access to low-cost capital through enhancement. Connie Lee, the operating insurance company, was incorporated in 1987 and began business as a reinsurer of tax-exempt bonds of colleges, universities, and teaching hospitals with a concentration on the hospital sector. During the fourth quarter of 1991 Connie Lee began underwriting primary bond insurance which will focus largely on the college and university sector. CCLIA's founding shareholders are the U.S. Department of Education, which owns 36% of CCLIA, and the Student Loan Marketing Association
("Sallie Mae"), which owns 14%. The other principal owners are:
Pennsylvania Public School Employees' Retirement System,
Metropolitan Life Insurance Company, Kemper Financial Services,
Johnson family funds and trusts, Northwestern University, Rockefeller
& Co., Inc. administered trusts and funds, and Stanford University. Connie Lee is domiciled in the state of Wisconsin and has licenses to do business in 47 states and the District of Columbia. As of December 31, 1994, its total admitted assets were approximately $194,000,000 and policyholders' surplus was approximately $106,000,000.

                Financial Guaranty, a New York stock insurance company, is a wholly-owned subsidiary of FGIC Corporation which is wholly-owned by General Electric Capital Corporation. The investors in the FGIC Corporation are not obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty commenced its business of providing insurance and financial guarantees for a variety of investment instruments in January 1984 and is currently authorized to provide insurance in 49 states and the District of Columbia. It files reports with state regulatory agencies and is subject to audit and review by those authorities. As of December 31, 1994, its total admitted assets were approximately $2,131,000,000 and its policyholders' surplus was approximately $894,000,000.

                FSA is a monoline property and casualty insurance company incorporated in New York in 1984. It is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., a New York Stock Exchange listed company which is in turn approximately 60.5% owned by U.S. West Capital Corportion (U.S. West) 7.6% by Fund
American Enterprises Holdings Inc. and 7.4% by the Tokio Marine and
Fire Insurance Co. Ltd. FSA is licensed directly or indirectly through its subsidiaries to engage in the special guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the United Kingdom.

                U.S. West is a subsidiary of U.S. West, Inc., which operates businesses involved in communications, data solutions, marketing services and capital assets, including the provision of telephone services in 14 states in the western and midwestern United States.

                Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written by FSA or either of its subsidiaries proportional to their respective capital surplus and reserves, subject to applicalbe statutory risk limitations. In addition, FSA reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsureres under various quota-share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized by FSA as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit FSA's obligations under any financial guaranty insurance policy. As of December 31, 1994 total total admitted assets were $804,000,000 and policyholders' surplus was approxiamtely $344,000,000.

                MBIA is the principal operating subsidiary of MBIA Inc. The principal shareholders of MBIA Inc. were originally Aetna
Casualty and Surety Company, The Fund American Companies, Inc., subsidiaries of CIGNA Corporation and Credit Local de France,
CAECL, S.A. These principal shareholders now own approximately
13% of the outstanding common stock of MBIA Inc., following a series of four public equity offerings over a five-year period. As of December 31, 1994, MBIA had admitted assets of approximately $3.4 billion and policyholders' surplus of approximately $1,100,000,000.

                Insurance companies are subject to regulation and supervision in the jurisdictions in which they do business under statutes which delegate regulatory, supervisory and administrative powers to state insurance commissioners. This regulation, supervision and administration relate, among other things, to: the standards of solvency which must be met and maintained; the licensing of insurers and their agents; the nature of and limitations on investments; deposits of securities for the benefit of policyholders;
approval of policy forms and premium rates; periodic examinations of the affairs of insurance companies; annual and other reports required to be filed on the financial condition of insurers or for other purposes; and requirements regarding reserves for unearned premiums, losses and other matters. Regulatory agencies require that premium rates not be excessive, inadequate or unfairly discriminatory. Insurance regulation in many states also includes "assigned risk" plans, reinsurance facilities, and joint underwriting associations, under which all insurers writing particular lines of insurance within the jurisdiction must accept, for one or more of those lines, risks unable to secure coverage in voluntary markets. A significant portion of the assets of insurance companies is required by law to be held in reserve against potential claims on policies and is not available to general creditors.

                Although the Federal government does not regulate the business of insurance, Federal initiatives can significantly impact the insurance business. Current and proposed Federal measures which may significantly affect the insurance business include pension regulation (ERISA), controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, personal privacy protection, tax law changes affecting life insurance companies or the relative desirability of various personal investment vehicles and repeal of the current antitrust exemption for the insurance business. (If this exemption is eliminated, it will substantially affect the way premium rates are set by all property-liability insurers.) In addition, the Federal government operates in some cases as a co-insurer with the private sector insurance companies.

                Insurance companies are also affected by a variety of state and Federal regulatory measures and judicial decisions that define and extend the risks and benefits for which insurance is sought and provided. These include judicial redefinitions of risk exposure in areas such as products liability and state and Federal extension and protection of employee benefits, including pension, workers' compensation, and disability benefits. These developments may result in short-term adverse effects on the profitability of various lines of insurance. Longer-term adverse effects can often be minimized through prompt repricing of coverages and revision of policy terms. In some instances, these developments may create new opportunities for business growth.
All insurance companies write policies-and set premiums based on actuarial assumptions about mortality, injury, the occurrence of accidents and other insured events. These assumptions, while well supported by past experience, necessarily do not take account of future events. The occurrence in the future of unforeseen circumstances could affect the financial condition of one or more insurance companies. The insurance business is highly competitive and with the deregulation of financial service businesses, it should become more competitive. In addition, insurance companies may expand into non-traditional lines of business which may involve different types of risks.

                The above financial information relating to the Insurance Companies has been obtained from publicly available information. No representation is made as to the accuracy or adequacy of the information or as to the absence of material adverse changes since the information was made available to the public.

                Litigation and Legislation. To the best knowledge of the Sponsor, there is no litigation pending as of the Initial Date in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the State Trust and Umbrella Series. At any time after the Initial Date of Deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from Federal income tax.
In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.

                Under the Federal Bankruptcy Act, a political subdivision or public agency or instrumentality of any state, including municipalities, may proceed to restructure or otherwise alter the terms of its obligations, including those of the type comprising the State Trust and Umbrella Series's Portfolio. The Sponsor are unable to predict what effect, if any, this legislation might have on the State Trust and Umbrella Series.

                From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court clarified in South Carolina v. Baker (decided April 20, 1988) that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. Holders are urged to consult their own tax advisers.

                Tax Exemption. In the opinion of bond counsel rendered on the date of issuance of each Bond, the interest on each Bond is excludable from gross income under existing law for regular Federal income tax purposes (except in certain circumstances depending on the Holder) but may be subject to state and local taxes. As discussed under Taxes below, interest on some or all of the Bonds may become subject to regular Federal income tax, perhaps retroactively to their date of issuance, as a result of changes in Federal law or as a result of the failure of issuers (or other users of the proceeds of the Bonds) to comply with certain ongoing requirements.

                Moreover, the Internal Revenue Service announced on
June 14, 1993 that it will be expanding its examination program with respect to tax-exempt bonds. The expanded examination program will consist of, among other measures, increased enforcement against abusive transactions, broader audit coverage (including the expected issuance of audit guidelines) and expanded compliance achieved by means of expected revisions to the tax-exempt bond information return forms. At this time, it is uncertain whether the tax exempt status of any of the Bonds would be affected by such proceedings, or whether such effect, if any, would be retroactive.

                In certain cases, a Bond may provide that if the interest on the Bond should ultimately be determined to be taxable, the Bond would become due and payable by its issuer, and, in addition, may provide that any related letter of credit or other security could be called upon if the issuer failed to satisfy all or part of its obligation. In other cases, however, a Bond may not provide for the acceleration or redemption of the Bond or a call upon the related letter of credit or other security upon a determination of taxability. In those cases in which a Bond does not provide for acceleration or redemption or in which both the issuer and the bank or other entity issuing the letter of credit or other security are unable to meet their obligations to pay the amounts due on the Bond as a result of a determination of taxability, the Trustee would be obligated to sell the Bond and, since it would be sold as a taxable security, it is expected that it would have to be sold at a substantial discount from current market price. In addition, as mentioned above, under certain circumstances Holders could be required to pay income tax on interest received prior to the date on which the interest is determined to be taxable.

                Potential purchasers of the Units of a State Trust or Umbrella Series should consider the fact that the Trust's Portfolio consists primarily of Bonds issued by the state for which such State
Trust is named or its municipalities or authorities and realize the substantial risks associated with an investment in such Bonds.
Moreover, the California Trust, the Connecticut Trust, the Florida
Trust, the Maryland Trust, the Massachusetts Trust, the Minnesota
Trust, the Missouri Trust, the New Jersey Trust, the New York Trust, the North Carolina Trust, the Ohio Trust, the Pennsylvania Trust and the Texas Trust are subject to certain additional state risk factors. The Sponsor believe the discussions of risk factors summarized below describe some of the more significant aspects of the State Trusts. The sources of such information are the official statements of issuers as well as other publicly available documents. While the Sponsor have not independently verified this information, they have no reason to believe that such information is not correct in all material respects. Investments in a State Trust or an Umbrella Series containing State Trusts should be made with an understanding that the value of the underlying
Portfolio may decline with increases in interest rates.


California Trust

                California's economy is the largest among the 50 states. The State's January 1, 1992 population of 31 million represented approximately 12.0% of the total United States population. Total employment was about 14 million, the majority of which was in the service, trade and manufacturing sectors.

                Since the start of the 1990-91 fiscal year, the State has faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, have all been severely affected. Job losses have been the worst of any post-war recession and have continued through the end of 1993. Employment levels are expected to stabilize before net employment starts to increase and pre-recession job levels are not expected to be reached for several more years. Unemployment is expected to remain above 9% through 1994.

                The recession has seriously affected State tax revenues, which basically mirror economic conditions. It has also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund--K-14 education (kindergarten through community college), health, welfare and corrections--growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State entered a period of chronic budget imbalance, with expenditures exceeding revenues for four of the last five fiscal years. Revenues declined in 1990-91 over 1989-90, the first time since the 1930s. By June 30,
1993, the State's General Fund had an accumulated deficit, on a budget basis, of approximately $2.8 billion. (Special Funds account for revenues obtained from specific revenue sources, and which are legally restricted to expenditures for specific purposes.) The 1993-94 Budget Act incorporated a Deficit Reduction Plan to repay this deficit over two
years.   The original  budget for 1993-94 reflected revenues which
exceeded expenditures by a approximately $2.8 billion. As a result of continuing recession, the excess of revenues over expenditures for the fiscal year is now expected to be only about $500 million. Thus, the accumulated budget deficit at June 30, 1994 is now estimated by the Department of Finance to be approximately $2 billion, and the deficit will not be retired by June 30, 1995 as planned. The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and the reduction of available internal borrowable funds, have combined to significantly depleted the State's cash resources to pay as ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year.

                The State's tax revenue clearly reflects sharp declines in employment, income and retail sales on a scale not seen in over 50 years. The May 1994 revision to the 1994-95 Governor's Budget (the
"May Revision"), released May 20, 1994, assumes that the State will start recovery from recessionary conditions in 1994, with a modest upturn beginning in 1994 and continuing into 1995, a year later than predicted in the May 1993 Department of Finance economic projection. Pre-recession job levels are not expected to be reached until 1997.

                However, there is growing evidence that California is showing signs of an economic turnaround, and the May Revision is revised upward from the Governor's January Budget forecast. Since the Governor's January Budget forecast, 1993 non-farm employment has been revised upward by 31,000 jobs. Employment in the early months of 1994 has shown encouraging signs of growth, several months sooner than was contemplated in the January Budget forecast. Between December 1993 and April 1994, payrolls are up by 50,000 jobs.

                On January 17, 1994 the Northridge earthquake, measuring an estimated 6.8 on the Richter Scale, struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernadino Counties, which were declared as State and federal disaster areas by January 18. Current estimates of total property damage (private and public) are in the range of $20 billion or more, but these estimates are still subject to change.

                Despite such damage, on the whole, the vast majority of structures in the areas, including large manufacturing and commercial buildings and all modern high-rise offices, survived the earthquake with minimal or no damage, validating the cumulative effect of strict building codes and thorough preparation for such emergency by the State and local agencies.

                Damage to State-owned facilities included transportation corridors and facilities such as Interstate Highways 5 and 10 and State Highways 14, 118 and 210. Most of the major highways (Interstates 5 and 10) have now been reopened. The campus at California State University Northridge (very near the epicenter) suffered an estimated $350 million damage, resulting in the temporary closure of the campus. lt reopened using borrowed facilities elsewhere and many temporary structures. There was also some damage to the University of California at Los Angeles and to the Van Nuys State Office Building (now open after a temporary closure). Overall, except for the temporary road and bridge closures, and CSU-Northridge, the earthquake did not and is not expected to significantly affect State government operations.

                The State in conjunction with the federal government is committed to providing assistance to local governments, individuals and businesses suffering damage as a result of the earthquake, as well as to provide for the repair and replacement of State owned facilities. The federal government has provided substantial earthquake assistance. The President immediately allocated some available disaster funds, and Congress has approved additional funds for a total of $9.5 billion of federal funds for earthquake relief, including assistance to homeowners and small businesses, and costs for repair of damaged public facilities. lt is now estimated that the overall effect of the earthquake on the regional and State economy will not be serious. The earthquake may have dampened economic activity briefly during late January and February, but the rebuilding efforts are now adding a small measure of stimulus.

                Sectors which are now contributing to California's recovery include construction and related manufacturing, wholesale and retail trade, transportation and several service industries such as amusements and recreation, business services and management consulting. Electronics is showing modest growth and the rate of decline in aerospace manufacturing is slowly diminishing. These trends are expected to continue, and by next year, most of the restructuring in the finance and utilities industries should be nearly completed. As a result of these factors, average 1994 non-farm employment is now forecast to maintain 1993 levels compared to a projected 0.6% decline in the Governor's January Budget forecast. 1995 employment is expected to be up 1.6% compared to 0.7% in the January Budget forecast.

                The Northridge earthquake resulted in a downward revision of this year's personal income growth from 4% in the Governor's January Budget forecast to 3.6%. However, this decline is more than explained by the $5.5 billion charge against rental and proprietor's income---equal to 0.8% of total income reflecting uninsured damage from the quake. Next year, without the quake's effects, income is projected to grow 6.1% compared to 5% projected in the January Budget forecast. Without the quake's effects, income was little changed in the May Revision compared to the January Budget forecast.

                The housing forecast remains essentially unchanged from the January Budget forecast. Although existing sales have strengthened and subdivision surveys indicated increased new home sales, building permits are up only slightly from recession lows. Gains are expected in the months ahead, but higher mortgage interest rates will dampen the upturn. Essentially, the Northridge earthquake adds a few thousand housing units to the forecast, but this effect is offset by higher interest rates.

                Interest rates represent one of several downside risks to the forecast. The rise in interest rates has occurred more rapidly than contemplated in the Governor's January Budget forecast. In addition to affecting housing, higher rates may also dampen consumer spending, given the high percentage of California homeowners with adjustable-rate mortgages. The May Revision forecast includes a further rise in the Federal Funds rate to nearly 5% by the beginning of 1995.
Should rates rise more steeply, housing and consumer spending would be adversely affected.

                The unemployment upturn is still tenuous. The
Employment Development Department revised down February's employment gain and March was revised to a small decline.
Unemployment rates in California have been volatile since January, ranging from 10.1% to a low of 8.6%, with July's figure at 9%. The small sample size coupled with changes made to the survey instrument in January contributed to this volatility.

1993-94 Budget

                The Governor's Budget, introduced on January 8, 1993, proposed General Fund expenditures of $37.3 billion, with projected revenues of $39.9 billion. To balance the budget in the face of declining revenues, the Governor proposed a series of revenue shifts from local government, reliance on increased federal aid, and reductions in State spending.

                The May Revision of the Governor's budget, released on May 20,1993, projected the State would have an accumulated deficit of about $2.75 billion by June 30,1993, essentially unchanged from the prior year. The Governor proposed to eliminate this deficit over an 18-month period. Unlike previous years, the Govenor's Budget and May Revision did not calculate a "gap" to be closed, but rather set forth revenue and expenditure forecasts and proposals designed to produce a balanced budget.

                The 1993-94 Budget Act was signed by the Governor on June 30, 1993, along with implementing legislation. The Governor vetoed about $71 million in spending. With enactment of the Budget Act, the State carried out its regular cash flow borrowing program for the fiscal year with the issuance of $ billion of revenue anticipation notes maturing June 28, 1994.

                The 1993-94 Budget Act was predicated on revenue and transfer estimates of $40.6 billion, $400 million below 1992-93 (and the second consecutive year of actual decline). The principal reasons for declining revenue were the continued weak economy and the expiration (or repeal) of three fiscal steps taken in 1991 a half cent temporary sales tax, a deferral -of operating loss carryforwards, and repeal by initiative of a sales tax on candy and snack foods.

                The 1993-94 Budget Act also assumed Special Fund revenues of $11.9 billion, an increase of 2.9% over 1992-93. The 1993-94 Budget Act included General Fund expenditures of $38.5 billion (a 6.3% reduction from projected 1992-93 expenditures of $41.1 billion), in order to keep a balanced budget within the available revenues. The Budget also included Special Fund expenditures of $12.1 billion, a 4.2% increase. The Budget Act reflected the following major adjustments:

                      1. Changes in local government financing to shift about $2.6 billion in property taxes from cities, counties, special districts and redevelopment agencies to school and community college districts. The property tax losses for cities and counties were offset in part by additional sales tax revenues and relief from some state mandated programs. Litigation by local governments challenging this shift has so far been unsuccessful. In November 1993 the voters approved the permanent extension of the 0.5% sales tax for local public safety purposes.

                      2. The Budget projected K-12 Proposition 98 funding on a cash basis at the same per-pupil level as 1992-93 by-providing schools a $609 million loan payable from future years' Proposition 98 funds.

                      3. The Budget assumed receipt of $692 million in aid to the State from the federal government to offset health and welfare costs associated with foreign immigrants living in the State. About $411 million of this amount was one-time funding. Congress ultimately appropriated only $450 million.

                      4. Reductions of $600 million in health and welfare programs.

                      5. A 2-year suspension of the renters' tax credit ($390 million expenditure reduction in 1993-94).

                      6. Miscellaneous one-time items, including deferral of payment to the Public Employees Retirement Fund ($339 million) and a change in accounting for debt service from accrual to cash basis, saving $107 million.

                Administration reports during the course of the 1993-94 fiscal year have indicated that, although economic recovery appears to have started in the second half of the fiscal year, recessionary conditions continued longer than had been anticipated when the 1993-94 Budget Act was adopted. Overall, revenues for the 1993-94 fiscal year were about $800 million lower than original projections, and expenditures were about $780 million higher, primarily because of higher health and welfare caseloads, lower property taxes, which require greater State support for K-14 education to make up the shortfall, and lower than anticipated federal government payments for immigration-related costs. The most recent reports, however, in May and June 1994, indicated that revenues in the second half of the 1993-94 fiscal year have been very close to the projections made in the Governor's Budget of January 10, 1994, which is consistent with a slow turnaround in the economy.

                During the 1993-94 fiscal year, the State implemented the Deficit Reduction Plan, which was a part of the 1993-94 Budget Act, by issuing $1.2 billion of revenue anticipation warrants in February 1994, maturing December 21, 1994. This borrowing reduced the cash deficit at the end of the 1993-94 fiscal year. Nevertheless, because of the $1.5 billion variance from the original Budget Act assumption, the General Fund ended the fiscal year at June 30, 1994 carrying forward an accumulated deficit of approximately $2 billion. Because of the revenue shortfall and the State's reduced internal borrowing cash resources, in addition to the $1-2 billion of revenue anticipation warrants issued as part of the Deficit Reduction Plan, the State issued an additional $2 billion of revenue anticipation warrants, maturing July 26,1994. which were needed to fund the State's obligations and expenses through the end of the 1993-94 fiscal year.

1994-95 Budget

                The 1994-95 fiscal year represents the fourth consecutive year the Governor and Legislature were faced with a very difficult budget environment to produce a balanced budget. Many program cuts and budgetary adjustments have already been made in the last three years. The Governor's May Revision to his Budget proposal recognized that the accumulated deficit could not be repaid in one year, and proposed a two-year solution. The May Revision sets forth revenue and expenditure forecasts and revenue and expenditure proposals which result in operating surpluses for the budget for both 1994-95 and 1995-96, and lead to the elimination of the accumulated deficit, estimated at about $2 billion at June 30, 1994 by June 30, 1996.

                The 1994-95 Budget Act, signed by the Governor on July 8, 1994, projects revenues and transfers of $41.9 billion, about $2.1 billion higher than revenues in 1993-94. This reflects the Administration's forecast of an improved economy. Also included in this figure is the projected receipt of about $360 million from the Federal Government to reimburse the State for the cost of incarcerating undocumented immigrants. The State will not know how much the Federal Government will actually provide until the Federal fiscal year 1995 Budget is completed, which is expected to be by October 1994.
The Legislature took no action on a proposal in the Governor s January Budget to undertake expansion of the transfer of certain programs to counties, which would also have transferred to counties 0.5% of the State current sales tax. The Budget Act projects Special Fund revenues of $12.1 billion, a decrease of 2.4% from 1993-94 estimated levels.

                The 1994-95 Budget Act projects General Fund expenditures of $40.9 billion, an increase of $1.6 billion over 1993-94. The Budget Act also projects Special Fund expenditures of $13.7 billion, a 5.4% increase over 1993-94 estimated expenditures. The principal features of the Budget Act were the following:

                      1. Receipt of additional federal aid in 1994-95 of about $400 million for costs of refugee assistance and medical care for undocumented aliens, thereby offsetting a similar General Fund cost.
The State will not know how much of these funds it will receive until the Federal fiscal year 1994 Budget is passed.

                      2. Reductions of approximately $l.l billion in health and welfare programs.

                      3. A General Fund increase of approximately $38 million in support for the University of California and $65 million for the California State University. It is anticipated that student fees for the U.C. and the C.S.U will increase up to 10%.

                      4. Proposition 98 funding for K-14 schools is increased by $526 million from the 1993-94 levels, representing an increase for enrollment growth and inflation. Consistent with previous budget agreements, Proposition 98 funding provides approximately
$4,217 per student for K-12 schools, equal to the level in the past three years.

                      5. Legislation enacted with the Budget Act clarifies laws passed in 1992 and 1993 requiring counties and other local agencies to transfer funds to local school districts, thereby reducing
State aid. Some counties had implemented programs providing less moneys to schools if there were redevelopment agencies projects. The legislation bans this method of transfers.

                      6. The Budget Act provides funding for anticipated growth in the State's prison inmate population, including provisions for implementing recent legislation (the so-called "Three Strikes" law) which requires mandatory life sentences for certain third-time felony offenders.

                      7. Additional miscellaneous cuts ($500 million) and fund transfers ($255 million) totalling in the aggregate approximately
$755 million.

                The 1994-95 Budget Act contains no tax increases. Under legislation enacted for the 1993-94 Budget, the renters' tax credit was suspended for 1993 and 1994. A ballot proposition to permanently restore the renters' credit after this year failed at the June 1994 election. The Legislature enacted a further one-year suspension of the renters' tax credit, saving about $390 million in the 1995-96 fiscal year. The 1994-95 Budget assumes that the State will use a cash flow borrowing program in 1994-95 which combines one-year notes and warrants. Issuance of the warrants allows the State to defer repayment of approximately $1 billion of its accumulated budget deficit into the 1995-96 fiscal year.

                THE FOREGOING DISCUSSION OF THE 1993-94
AND 1994-1995 FISCAL YEAR BUDGETS IS BASED IN LARGE
PART ON STATEMENTS MADE IN A RECENT
"PRELIMINARY OFFICIAL STATEMENT" DISTRIBUTED BY
THE STATE OF CALIFORNIA.  IN THAT DOCUMENT, THE
STATE INDICATED THAT ITS DISCUSSION OF THE 1994-95
FISCAL YEAR BUDGET WAS BASED ON ESTIMATES AND
PROJECTIONS OF REVENUES AND EXPENDITURES FOR
THE CURRENT FISCAL YEAR AND MUST NOT BE
CONSTRUED AS STATEMENTS OF FACT.  THE STATE
NOTED FURTHER THAT THE ESTIMATES AND
PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS
WHICH  MAY BE AFFECTED BY NUMEROUS FACTORS,
INCLUDING FUTURE ECONOMIC CONDITIONS IN THE
STATE AND THE NATION, AND THAT THERE CAN BE NO
ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED.

                The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the
"Appropriations Limit"), and is prohibited from spending
"appropriations subject to limitation" in excess of the Appropriations Limit. Article XIIIB, originally adopted in 1979, was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes", which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed the reasonable cost of providing the regulation, product or service. The Appropriations Limit is based on the limit for the prior year, adjusted annually for certain changes, and is tested over consecutive two-year periods. Any excess of the aggregate proceeds of taxes received over such two-year period above the combined Appropriation Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

                Exempted from the Appropriations Limit are debt service costs of certain bonds, court or federally mandated costs, and, pursuant to Proposition 111, qualified capital outlay projects and appropriations or revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. Some recent initiatives were structured to create new tax revenues dedicated to specific uses and expressly exempted from the Article XIIIB limits.
The Appropriations Limit may also be exceeded in cases of emergency arising from civil disturbance or natural disaster declared by the Governor and approved by two-thirds of the Legislature. If not so declared and approved, the Appropriations Limit for the next three years must be reduced by the amount of the excess.

                Article XIIIB, as amended by Proposition 98 on November
8, 1988, also establishes a minimum level of state funding for school and community college districts and requires that excess revenues up to a certain limit be transferred to schools and community college districts instead of returned to the taxpayers. Determination of the minimum level of funding is based on several tests set forth in
Proposition 98. During fiscal year 1991-92 revenues were smaller than expected, thus reducing the payment owed to schools in 1991-92 under alternate "test" provisions. In response to the changing revenue situation, and to fully fund the Proposition 98 guarantee in the 1991-92 and 1992-93 fiscal years without exceeding it, the Legislature enacted legislation to reduce 1991-92 appropriations. The amount budgeted to schools but which exceeded the reduced appropriation was treated as a non-Proposition 98 short-term loan in 1991-92. As part of the 1992-93 Budget, $1.1 billion of the amount budgeted to K-14 schools was designated to "repay" the prior year loan, thereby reducing cash outlays
in 1992-93 by that amount.          To maintain per-average daily attendance
("ADA") funding, the 1992-93 Budget included loans of $732 million to K-12 schools and $241 million to community colleges, to be repaid from future Proposition 98 entitlements. The 1993-94 Budget also provided new loans of $609 million to K-12 schools and $178 million to community colleges to maintain ADA funding. These loans have been combined with the 1992-93 fiscal year loans into one loan of $1.760 billion, to be repaid from future years' Proposition 98 entitlements, and conditioned upon maintaining current funding levels per pupil at K-12 schools. A Sacramento County Superior Court in
California Teachers' Association, et al. v. Gould, et al., has ruled that the 1992-93 loans to K-12 schools and community colleges violate Proposition 98. The impact of the court's ruling on the State budget and funding for schools is unclear and will remain unclear until the Court's written ruling, which is currently being prepared, is issued.

                The 1994-95 Budget Act has appropriated $14.4 billion of Proposition 98 funds for K-14 schools, exceeding the minimum
Proposition 98 guaranty by $8 million to maintain K-12 funds per pupil at $4,217. Based upon State revenues, growth rates and inflation factors, the 1994-95 Budget Act appropriations an additional $286 million within Proposition 908 for the 1993-94 fiscal year to reflect a need in appropriations for school district and county officers of education, as well as an anticipated deficiency in special education funding.

                Because of the complexities of Article XIIIB, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the Bonds in the California Trust Portfolio. Other Constitutional amendments affecting state and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIIIB spending limit would restrain the State's ability to fund such other programs by raising taxes.

                As of July 1, 1994, the State had over $18.34 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in the aggregate amount of approximately $5.16 billion remained unissued as of July 1, 1994. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of June 30, 1994, the State had approximately $5.09 billion of outstanding Lease-Purchase Debt.

                In addition to the general obligation bonds, State agencies and authorities had approximately $21.87 billion aggregate principal amount of revenue bonds and notes outstanding as of March 31, 1993.
Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, education facilities (including the California State University and University of California systems), housing health facilities and pollution control facilities.

                The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Examples of such cases include challenges to the State's method of taxation of certain businesses, challenges to certain vehicle license fees, and challenges to the State's use of Public Employee Retirement System funds to offset future State and local pension contributions. Other cases which could significantly impact revenue or expenditures involve reimbursement to school districts for voluntary school desegregation and state mandated costs, challenges to Medi-Cal eligibility, recovery for flood damages, and liability for toxic waste cleanup. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service on its obligations.

                On June 20, 1994, the United States Supreme Court, in two companion cases, upheld the validity of California's prior method of taxing multinational corporations under a "unitary" method of accounting for their worldwide earnings, thus avoiding tax refunds of approximately $1.55 billion by the State, and enabling the State to collect $620 million in previous assessments. Barclays Bank PLC v. Franchise Tax Board concerning foreign corporations, and Colgate-Palmmolive v. Franchise Tax Board concerned domestic corporations.

                                         Ratings

                On July 15, 1994, Standard Poor's Corporation ("Standard
& Poor's"), Moody's Investors Service, Inc. ("Moody's"),and Fitch Investors Service, Inc. ("Fitch") all downgraded their ratings of California's general obligation bonds. These bonds are usually sold in 20- to 30-year increments and used to finance the construction of schools, prisons, water systems and other projects. The ratings were reduced by Standard & Poor's from "A+" to "A", by Moody's from "Aa" to "A1", and by Fitch from "AA" to "A". Since 1991, when it had a "AAA" rating, the State's rating has been downgraded three times by all three ratings agencies. All three agencies cite the 1994-95 Budget Act's dependence on a "questionable" federal bailout to pay for the cost of illegal immigrants, the Propositions 98 guaranty of a minimum portion of State revenues for kindergarten through community college, and the persistent deficit requiring more borrowing as reasons for the reduced rating. Another concern was the State's reliance on a standby mechanism which could trigger across-the-board reductions in all State programs, and which could disrupt State operations, particularly in fiscal year 1995-96. However, a Standard & Poor's spokesman stated that, although the lowered ratings means California is aa riskier borrower, Standard & Poor's anticipates that the State will pay off its debts and not default. There can be no assurance that such ratings will continue for any given period of time or that they will not in the future be further revised.

                As a result of Orange County's Chapter 9 bankruptcy filing on December 6, 1994, Moody's has suspended the County's bond ratings, and Standard & Poor's has cut its rating of all Orange County debt from "AA-" to "CCC", a level below investment grade and an indication of high risk and uncertainty. Fitch does not rate Orange
County bonds. It is anticipated that as Orange County's credit and bond ratings fall, it will have difficulty in getting loans or selling its bonds to raise money. Additionally, the County's bankruptcy filing could affect about 180 municipalities, school districts and other municipal entities which entrusted billions of dollars to Orange County to invest. Standard & Poor's has informed such entities that they have been placed on negative credit watch, the usual step prior to a downgrade of credit rating.

                The Sponsor believes the information summarized above describes some of the more significant aspects relating to the California Trust. The sources of such information are Preliminary Official Statements and Official Statements relating to the State's general obligation bonds and the State's revenue anticipation notes, or obligations of other issuers located in the State of California, or other publicly available documents. Although the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Connecticut Trust

                The Sponsor believes the information summarized below describes some of the more significant aspects of the Connecticut Trust. The sources of such information are the official statements of issuers as well as other publicly available documents. While the Sponsor have not independently verified this information, they no reason to believe that such information is not correct in all material respects.

                Potential purchasers of the Units of the Connecticut Trust should consider the fact that the Trust's Portfolio consists primarily of Bonds issued by the State of Connecticut (the "State") or its municipalities or authorities, and realize the substantial risks associated with an investment in such Bonds.

                Connecticut's manufacturing industry has historically been of prime economic importance to Connecticut. The manufacturing industry is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) dominant followed by fabricated metal products, non-electrical machinery and electrical machinery.
From 1970 to 1993, however, there was a rise in employment in service-related industries. During this period, manufacturing employment declined 33.5%, while employment in non-agricultural establishments (including government) increased 63.3%, particularly in the service, trade and finance categories. In 1993, manufacturing accounted for only 19.2% of total non-agricultural employment in Connecticut. Defense-related business plays an important role in the Connecticut economy. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation. Reductions in defense spending have had a substantial adverse impact on Connecticut's economy. Moreover, the State's largest defense contractors have announced substantial labor force reductions scheduled to occur over the next four years.

                The annual average unemployment rate (seasonally adjusted) in Connecticut decreased from 6.9% in 1982 to a low of 3.0% in 1988 but rose to 6.6% in 1993. While these rates were lower than those recorded for the U.S. as a whole for the same periods, as of May, 1993, the estimated rate of unemployment in Connecticut in connection on a seasonally adjusted basis was 7.4%, compared to only
6.9 % for the United States as a whole, and pockets of significant unemployment and poverty exist in some of Connecticut's cities and towns. Moreover, Connecticut is now in a recession the depth and duration of which is uncertain.


                The State derives over seventy percent of its revenues from taxes imposed by the State. The two major taxes have been the sales and use taxes and the corporation business tax, each of which is sensitive to changes in the level of economic activity in the State, but the Connecticut income tax on individuals, trusts and estates enacted in 1991 is expected to supersede each of them in importance.

                The State's General Fund budget for fiscal year 1986-87 (ending June 30) anticipated appropriations and revenues of approximately $4,300,000,000. The General Fund ended fiscal year
1986-87 with a surplus of $365,200,000. The General Fund budget for fiscal year 1987-88 anticipated appropriations and revenues of approximately $4,915,800,000. However, the General Fund ended fiscal year 1987-88 with a deficit of approximately $115.6 million.
The General Fund budget for fiscal year 1988-89 anticipated that General Fund expenditures of $5,551,000,000 and certain educational expenses of $206,700,000 not previously paid through the General
Fund would be financed in part from surpluses of prior years and in part from higher tax revenues projected to result from tax laws in effect for fiscal year 1987-88 and stricter enforcement thereof; a substantial deficit was projected during the third quarter of fiscal year 1988-89, but, largely because of tax law changes that took effect before the end of the fiscal year, the deficit was kept to $28,000,000. The General Fund budget for fiscal year 1989-90 anticipated appropriations of approximately $6,224,500,000 and, by virtue of tax increases enacted to take effect generally at the beginning of the fiscal year, revenues slightly exceeded such amount. However, largely because of tax revenue shortfalls, the General Fund ended fiscal year 1989-90 with a deficit for the year of $259,000,000, wiping out reserves for such events built up in prior years. The General Fund ended fiscal year 1990-91 with a deficit of $809,000,000, primarily because of significant declines in tax revenues and unanticipated expenditures reflective of economic adversity.

                A General Fund budget was not enacted for fiscal year 1991-92 until August 22, 1991. This budget anticipated General Fund expenditures of $ 7,007,861,328 and revenues of $ 7,426,390,000.
Anticipated decreases in revenues resulting from a 25% reduction in the sales tax rate effective October 1, 1991, the repeal of the taxes on the capital gains and interest and dividend income of resident individuals for years starting after 1991, and the phase-out of the corporation business tax surcharge over two years commencing with years starting after 1991 were expected to be more than offset by a new general income tax imposed at effective rates not to exceed 4.5% on the Connecticut taxable income of resident and non-resident individuals, trusts and estates. The Comptroller's annual report for fiscal year 1991-92 reflected a General Fund operating surplus of $110,000,000.
A General Fund budget for fiscal year 1992-93 anticipated General
Fund expenditures of $7,372,062,859 and revenues of $7,372,210,000 and the General Fund ended fiscal year 1992-93 with an operating surplus of $113,500,000. Balanced General Fund budgets for the biennium ending June 30, 1995, have been adopted appropriating expenditures of $7,828,900,000 for fiscal year 1993-94 and $8,266,000,000 for fiscal year 1994-95.

                The primary method for financing capital projects by the State is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. As of October 1, 1993, there was a total legislatively authorized bond indebtedness of $9,140,275,363, of which $7,384,654,455 had been approved for issuance by the State Bond Commission and $6,355,937,037 had been issued.

                To fund operating cash requirements, prior to fiscal year 1991-92 the State borrowed up to $750,000,000 pursuant to authorization to issue commercial paper, and on July 29, 1991, it issued $200,000,000 General Obligation Temporary Notes, none of which temporary borrowing were outstanding as of July 1, 1993. To fund the cumulative General Fund deficit for fiscal years 1989-90 and 1990-91, the legislation enacted August 22, 1991, authorized the State Treasurer to issue Economic Recovery Notes up to the aggregate amount of such deficit, which must be payable no later than June 30, 1996; at least $50,000,000 of such Notes, but no more than a cap amount, is to be retired each fiscal year commencing with fiscal year 1991-92, and any unappropriated surplus up to $205,000,000 in the General Fund at the end of each of the three fiscal years commencing with fiscal year 1991-92 must be applied to retire such Notes as may remain outstanding at those times. On September 25, 1991 and October 24, 1991, the State issued $640,710,000 and $325,002,000, respectively, of such Economic Recovery Notes, of which $555,610,000 were outstanding as of November 1, 1994.

                To meet the need for reconstructing, repairing, rehabilitating, and improving the State transportation system (except Bridle International Airport), the State adopted legislation which provides for, among other things, the issuance of special tax obligation ("STO") bonds the proceeds of which will be used to pay for improvements to the State's transportation system. The STO bonds are special tax obligations of the State payable solely from specified motor fuel taxes, motor vehicle receipts and licenses, permit and fee revenues pledged therefor and deposited in the special transportation fund. The twelve-year cost of the infrastructure program which began in 1984, to be met from federal, state and local funds, is currently estimated at $9.5 billion. To finance a portion of the State's share of such cost, the State expects to issue $3.7 billion of STO bonds over the twelve-year period.

                As of November 1, 1994, the General Assembly has authorized STO bonds for the program in the aggregate amount of $3,794,938,104, of which $3,144,650,752 had been issued. It is anticipated that additional STO bonds will be authorized by the General Assembly annually in an amount necessary to finance and to complete the infrastructure program. Such additional bonds may have equal rank with the outstanding bonds provided certain pledged coverage requirements of the STO indenture controlling the issuance of such bonds are met. The State expects to continue to offer bonds for this program.

                The State, its officers and employees are defendants in numerous lawsuits. According to the Attorney General's Office, an adverse decision in any of the cases which are summarized herein could materially affect the State's financial position: (i) litigation on behalf of black and hispanic school children in the City of Hartford seeking "integrated education" within the greater Hartford metropolitan area;
(ii) litigation involving claims by Indian tribes to less than 1/10 of 1% of the State's land area; (iii) litigation challenging the State's method of financing elementary and secondary public schools on the ground that it denies equal access to education; (iv) an action in which two retarded persons seek placement outside a State hospital, new programs and damages on behalf of themselves and all mentally retarded patients at the hospital; (v) litigation involving claims for refunds of taxes by several cable television companies; (vi) an action on behalf of all persons with retardation or traumatic brain injury, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services;
(vii) an action by the Connecticut Hospital Association and 33 hospitals seeking to require the State to reimburse hospitals for in-patient medical services on a basis more favorable to them; (viii) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (ix) two actions for monetary damages brought by a former patient at a state mental hospital stemming from an attempted suicide that left her brain-damaged; (x) an action challenging the validity of the State's imposition of surcharges on hospital charges to finance certain uncompensated care costs incurred by hospitals and (xi) an action to enforce the spending cap provision of the State's constitution by seeking to require that the General Assembly define certain terms used therein and to enjoin certain increases in "general budget expenditures" until this is done; (xii) an action challenging the validity of the State's imposition of gross earnings taxes on hospital revenues to finance certain uncompensated care costs; and (xiii) an action by inmates of the Department of Correction seeking damages and injunctive reliefwith respect to alleged violations of statutory and constitutional rights as a result of the monitoring and recording of their telephones from the State's correctional institutions. Inaddition, a number of corporate taxpayers have filed refund requests for corporation business tax asserting that interest on federal obligations may not be included in the measure of that tax, alleging that to do so violates federal law because interest on certain State of Connecticut obligations is not included in the measure of the tax.

                As a result of the State's budget problems, the ratings of its general obligation bonds were reduced by Standard & Poor's from AA+ to AA on March 29, 1990, and by Moody's from Aa1 to Aa on
April 9, 1990.  Moreover, because of these problems, on February 5,
1991, Standard & Poor's placed the State's general obligation bonds and certain other obligations that depend in part on the creditworthiness of the State on CreditWatch with negative implications. On March 7, 1991, Moody's downgraded its ratings of the revenue bonds of four Connecticut hospitals because of the effects of the State's restrictive controlled reimbursement environment under which they have been operating. On September 13, 1991 the ratings of the State's general obligation bonds and certain other obligations were lowered by Standard & Poor's from AA to AA- and removed from CreditWatch.

                General obligation bonds issued by Connecticut municipalities are payable primarily only from ad valorem taxes on property subject to taxation by the municipality. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991; the State opposed the petition. The United States Bankruptcy Court for the District of Connecticut has held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. This could result in declines in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.


Florida Trust

                In 1980, Florida was the seventh most populous state in the U.S. The State has grown dramatically since then an as of April 1, 1993, ranks fourth with an estimated population of 13.5 million.
Florida's attraction, as both a growth and retirement state, has kept net migration fairly steady with an average of 292,988 new residents a year from 1983 through 1993. The U.S. average population increase since
1982 is about 1% annually, while Florida's average annual rate of increase is about 2.5%. Florida continues to be the fastest growing of the ten laargest states. This strong population growth is one reason the State's economy is performing better than the nation as a whole. In addition to attracting senior citizens to Florida as a place for retirement, the State is also recognized as attracting a significant number of working age individuals. Since 1983, the prime working age population (18-44) has grown at an average annual rate of 2.6%. The share of Florida's total working age population (18-59) to total State population is approximately 54%. This share is not expected to change appreciably into the twenty-first century.

                The State's personal income has been growing strongly the last several years and has generally out performed both the U.S. as a whole and the southeast in paarticular, according to the U.S.
Department of Commerce and the Florida Consensus Economic
Estimating Conference. This is due to the fact that Florida's population has been growing at a very strong pace and, since the early 70's the State's economy has diversified so as to provide greater insulation from national economic downturns. As a result, Florida's real per capita personal income has tracked closely with the national average and has tracked above the southeast. From 1984 through 1993, the State's real per capita income rose an aaverage 5.4% a year, while the national real per capita income increased at an average 5.5%.

                Because Florida has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits among other sources of income) are relatively more important sources of income.
For example, Florida's total wages and salaries and other labor income in 1993 was 62% of total personal income, while a similar figure for the nation for 1990 was 72%. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods.

                The State's per capita personal income in 1993 of $20,857 was slightly above the national average of $20,817 and significantly ahead of that for the southeast United States, which was $18,753. Real personal incme in the State is estimated to increase 4.5% in 1994-95 and 4.2% in 1995-96. By the end of 1995-96, real personal income per capita in the State is projected to average 4.5% higher than its 1993-94 level.

                Since 1980, the State's job creation rate is well over twice the rate for the nation as a whole, and its growth rate in new non-agricultural jobs is the fastest of the 11 most populous states and second only to California in the absolute number of new jobs created.
Contributing to the State's rapid rate of growth in employment and income is international trade. In addition, since 1980, the State's unemployment rate has generally tracked below that of the Nation's unemployment rate. However, as the State's economic growth has slowed from its previous highs, the State's unemployment rate has tracked above the national average. The average rate in Florida since
1980 has been 6.5% while the national average is 7.1%. According to the U.S. Department of Commerce, the Florida Department of Labor and Employment Security, and the Florida Consensus Economic
Estimating Conference (together the "Organization") the State's unemployment rate was 8.2% during 1992. As of January 1994, the Organization estimates that the unemployment rate will be 6.7% for 1993-94 and 6.1% in 1994-95.

                The rate of job creation in Florida's manufacturing sector has exceeded that of the U.S. From the beginning of 1980 through 1993, the state added over 50,100 new manufacturing jobs, an 11.7% increase. During the same period, national manufacturing employment declined ten out of the fourteen years, for a loss of 2,977,000 jobs.

                Total non-farm employment in Florida is expected to increase 2.7% in 1993-94 and rise 3.8% in 1994-95. Trade and services, the two largest, account for more than half of the total non-farm employment. Employment in the service sectors should experience an increase of 5.4% in 1994-95, while growing 4.7% in 1995-96. Trade is expected to expand 3.1% in 1995 and 3.2% in 1996. The service sector is now the State's largest employment category.

                                      Construction

                The State's economy has in the past been highly dependent on the construction industry and construction related manufacturing.
This dependency has declined in recent years and continues to do so as a result of continued diversification of the State's economy. The State is still somewhat at the mercy of the construction and construction related manufacturing industries. For example, in 1980, total contract construction employment as a share of total non-farm employment was just over 7%, and in 1993, the share had edged downward to 5%. This trend is expected to continue as the State's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry, with single and multi-family housing starts accounting for 8.5% of total U.S. housing starts in 1993 while the State's population is 5.3% of the U.S. total population. Florida's housing starts since 1980 have represented an average of 11.0% of the U.S.'s total annual starts, and since 1980, total housing starts have averaged 156,450 a year.

                A driving force behind the State's construction industry has been the State's rapid rate of population growth. Although the State currently is the fourth most populous state, its annual population growth is now projected to decline as the number of people moving into the State is expected to hover near the mid 250,000 range annually throughout the 1990s. This population trend should provide fuel for business and home builders to keep construction activity lively in Florida for some time to come. However, other factors do influence the level of construction in the State. For example, federal tax reform in 1986 and other changes to the federal income tax code have eliminated tax deductions for owners of more than two residential real estate properties and have lengthened depreciation schedules on investment and commercial properties. Economic growth and existing supplies of homes also contribute to the level of construction in the State. Also, while interest rates remain low currently, an increase in interest rates could significantly adversely impact the financing of new construction with the State, thereby adversely impacting unemployment and other economic factors within the State. In addition, available commercial office space has tended to remain high over the past few years. So long as this glut of commercial rental space continues, construction of this be of space will likely continue to remain slow.

                Single and multi-family housing starts in 1994-95 are projected to reach a combined level of 118,000, increasing to 124,100 next year. Lingering recessionary effects on consumers and tight credit are some of the reasons for relatively slow core construction activity, as well as lingering effects from the 1986 tax reform legislation discussed above. However, construction is one of the sectors most severely affected by Andrew. Total construction expenditures are forecasted to increase 6.6% this year and increase 7.5% next year.


                The State has continuously been dependent on the highly cyclical construction and construction related manufacturing industries. While that dependency has decreased, the State is still somewhat at the mercy of the construction related manufacturing industries. The construction industry is driven to a great extent by the State's rapid growth in population. There can be no assurance that population growth will continue throughout the 1990's in which case there could be an adverse impact on the State's economy through the loss of construction and construction related manfacturing jobs. Also, while interest rates remain low currently, an increase in interest rates could significantly adversely impact the financing of new construction within the State, thereby adversely impacting unemployment and other economic factors within the State. In addition, available commercial office space has tended to remain high over the past few years. So long as this glut of commercial rental space continues, construction of this type of space will likely continue to remain slow.
                                         Tourism

                Tourism is one of State's most important industries. Approximately 41.1 million tourists visited the State in 1993, as reported by the Florida Department of Commerce. In terms of business activities and state tax revenues, tourists in Florida in 1993 represented an estimated 4.5 million additional residents. Visitors to the State tend to arrive equally by air and car. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. The dollar's depreciation has enhanced the State's tourism industry. Tourist arrivals are expected to increase by almost 5.0% percent this year and 3.4% next year. Tourist arrivals to Florida by air and car are expected to diverge from each other, air decreasing 9.2% and 2.95 next year and auto increasing
0.7% this year and 4.0% next year. By the end of the State's current fiscal year, 42.1 million domestic and international tourists are expected to have visited the State. In 1995-96, tourist arrivals should approximate 43.6 million.

                                  Revenues and Expenses

                Estimated fiscal year 1994-95 General Revenue plus Working Capital funds available to the State total $14,624.4 million, a 5.7% increase over 1993-94. This reflects a transfer of $159 million in non-recurring revenue due to Andrew, to a hurricane relief trust fund.
Of the total General Revenue plus Working Capital funds available to the State, $13,858.4 million of that is Estimated Revenues (excluding the Andrew impact) which represents an increase of 7.9% over the previous year's Estimated Revenues. With effective General Revenues plus Working Capital Fund appropriations at $14.311.1 million, unencumbered reserves at the end of 1994-95 are estimated at $313.3 million. Estimated, fiscal year 1995-96 General Revenue plus Working Capital and Budget Stabilization funds available total $15,145.9 million. a 3.6% increase over 1994-95. The $14,647.2 million in Estimated
Revenues represents an increase of 5.7% over the previous year's Estimated Revenues.

                In fiscal year 1993-94, approximately 66% of the State's total direct revenue to its three operating funds were derived from State taxes,with Federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, intangible personal property tax, and beverage tax amounted to 66%, 8%, 4% and 4%, respectively, of total General Revenue Funds available during fiscal 1993-94. In that same year, expenditures for education, health and welfare, and public safety amounted to approximately 49%, 32%, and 12%, respectively, of total expenditures from the General Revenue Fund.

                The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for use by the counties, and the municipalities therein. In addition to this distribution, local governments may (by referendum) assess a 0.5%
or a 1.0% discretionary sales surtax  within their county.  Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other taxing powers. In addition, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent
health care.   It alone cannot exceed 0.5% and when combined with the
infrastructure surtax cannot exceed 1.0%.  For the fiscal year ended
June 30, 1994, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) totalled $10,012.5 million, an increase of 6.9% over fiscal year 1992-1993.

                The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

                The State imposes an alcoholic beverage, wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues totalling $439.8 million in fiscal year ending June 30, 1994. Alcoholic beverage tax receipts decreased 1.0% from the previous year's total. The revenues collected from this tax are deposited into the State's General Revenue Fund.

                The State imposes a corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund.
For the fiscal year ended June 30, 1994, receipts from this source were $1,047.4 million, and increase of 23.7% from fiscal year 1992-93.

                The State imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The documentary stamp tax collections totalled $775.0 million during fiscal year 1993-94, a 21.3% increase from the previous fiscal year. Beginning in fiscal year 1992-93, 71.29% of these taxes are to be deposited to the General Revenue Fund.

                The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds, and certain other intangibles, not secured by alien on Florida real property. The annual rate of tax is 2 mils. Second, the State imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. In fiscal year 1993-94, total intangible personal property tax collections were $836.0 million, a 6.7% increase over the prior year.
Of the tax proceeds, 66.5% are distributed to the General Revenue
Fund.

                The State's severance tax taxes, oil, gas and sulphur production, as well as the severance of phosphate rock and other solid minerals. Total collections from severance taxes total $54.8 million during fiscal year 1993-94, down 15.0% from the previous year. Currently, 60% of this amount is transferred to the General Revenue Fund.

                The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50% to the public in prizes, 38.0% for use in enhancing education, and the balance, 12.0% for costs of administering the lottery. Fiscal year 1993-94 lottery ticket sales totalled $2.15 billion, providing education with approximately $816.2 million.

                            Debt-Balanced Budget Requirement

                At the end of fiscal 1993, approximately $5.61 billion in principal amount of debt secured by the full faith and credit of the State was outstanding. In addition, since July 1, 1993, the State issued about $1.13 billion in principal amount of full faith and credit bonds.

                The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance form currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.


                                       Litigation

                Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that any of such matters, individually or in the aggregate, will not have a immaterial adverse affect on the State's financial position.

                Florida law provides preferential tax treatment to insurers who maintain a home office in the State. Certain insurers challenged the constitutionality of this tax preference and sought a refund of taxes paid. Recently, the Florida Supreme Court ruled in favor of the State. This case and others, along with pending refund claims, total about
$150 million.

                The State imposes a $295 fee on the issuance of certificates of title for a motor vehicles previously titled outside the State. The State has been sued by plaintiffs alleging that this fee violates the Commerce Clause of the U.S. Constitution. The Circuit
Court in which the case was filed has granted summary judgment for the plaintiffs and has enjoined further collection of the impact fee and has ordered refunds to all those who have paid the fee since the collection of the fee went into effect. The State has appealed the lower Court's decision and an automatic stay has been granted to the State allowing it to continue to collect the fee. The potential refund exposure to the State if it should lose the case may be in excess off $100 million.

                The State maintains a rating of Aa and AA from Moody's Investors Service and Standard & Poors Corporation, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility,or other revenues source from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that the State is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular conditions or that particular Bonds purchased by the Trust will not be adversely affected by any such changes.

                The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, the Sponsor has no reason to believe that the information is not correct in all material respects.


Maryland Trust

Risk Factors. The Public indebtedness of the State of Maryland and its instrumentalities is divided into three general types. The State issues general obligation bonds for capital improvements and for various State projects, to the payment of which the State ad valorem property tax is exclusively pledged. In addition, the Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.

General obligation bonds of the State are authorized and issued primarily to provide funds for State-owned capital improvements, including institutions of higher learning, and the construction of locally owned public schools. Bonds have also been issued for local government improvements, including grants and loans for water quality improvement projects and correctional facilities, to provide funds for repayable loans or outright grants to private, non-profit cultural or educational institutions, and to fund certain loan and grant programs.

The Maryland Constitution prohibits the contracting of State debt unless it is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt is paid. As a uniform practice, each separate enabling act which authorizes the issuance of general obligation bonds for a given object or purpose has specifically levied and directed the collection of an ad valorem property tax on all taxable property in the State. The Board of Public Works is directed by law to fix by May 1 of each year the precise rate of such tax necessary to produce revenue sufficient for debt service requirements of the next fiscal year, which begins July 1. However, the taxes levied need not be collected if or to the extent that funds sufficient for debt service requirements in the next fiscal year have been appropriated in the annual State budget. Accordingly, the Board, in annually fixing the rate of property tax after the end of the regular legislative session in April, takes account of appropriations of general funds for debt service.

In the opinion of counsel, the courts of Maryland have jurisdiction to entertain proceedings and power to grant mandatory injunctive relief to
(i) require the Governor to include in the annual budget a sufficient appropriation to pay all general obligation bond debt service for the ensuing fiscal year; (ii) prohibit the General Assembly from taking action to reduce any such appropriation below the level required for that debt service; (iii) require the Board of Public Works to fix and collect a tax on all property in the State subject to assessment for State tax purposes at a rate and in an amount sufficient to make such payments to the extent that adequate funds are not provided in the annual budget; and (iv) provide such other relief as might be necessary to enforce the collection of such taxes and payment of the proceeds of the tax collection to the holders of general obligation bonds, pari passu, subject to the inherent constitutional limitations referred to below.

It is also the opinion of counsel that, while the mandatory injunctive remedies would be available and while the general obligation bonds of the State are entitled to constitutional protection against the impairment of the obligation of contracts, such constitutional protection and the enforcement of such remedies would not be absolute. Enforcement of a claim for payment of the principal of or interest on the bonds could be subject to the provisions of any statutes that may be constitutionally enacted by the United States Congress or the Maryland General
Assembly extending the time for payment or imposing other constraints upon enforcement.

There is no general debt limit imposed by the Maryland Constitution or public general laws, but a special committee created by statute annually submits to the Governor an estimate of the maximum amount of new general obligation debt that prudently may be authorized. Although the committee's responsibilities are advisory only, the Governor is required to give due consideration to the committee's findings in preparing a preliminary allocation of new general debt authorization for the next ensuing fiscal year.

Consolidated Transportation Bonds are limited obligations issued by the Maryland Department of Transportation, the principal of which must be paid within 15 years from the date of issue, for highway, port, transit, rail or aviation facilities or any combination of such facilities. Debt service on Consolidated Transportation Bonds is payable from those portions of the excise tax on each gallon of motor vehicle fuel and the motor vehicle titling tax, all mandatory motor vehicle registration fees, motor carrier fees, and the corporate income tax as are credited to the Maryland Department of Transportation, plus all departmental operating revenues and receipts. Holders of such bonds are not entitled to look to other sources for payment.

                The Maryland Department of Transportation also issues its bonds to provide financing of local road construction and various other county transportation projects and facilities. Debt service on these bonds is payable from the subdivisions' share of highway user revenues held to their credit in a special State fund.

                The Maryland Transportation Authority operates certain highway, bridge and tunnel toll facilities in the State. The tolls and other revenues received from these facilities are pledged as security for revenue bonds of the Authority issued under and secured by a trust agreement between the Authority and a corporate trustee.

                Certain other instrumentalities of the State government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute a debt or a pledge of the faith and credit of the State. The Community
Development Administration of the Department of Housing and Community Development, the Board of Trustees of St. Mary's College of Maryland, the Maryland Environmental Service, the Board of
Regents of the University of Maryland System, the Board of Regents of Morgan State University, and the Maryland Food Center Authority have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from various sources, principally fees generated from use of the facilities or enterprises financed by the bonds.

                Under a Comprehensive Plan of Financing, as amended, of the Maryland Stadium Authority, the Authority is authorized to finance the acquisition and construction of sports facilities at a site within the City of Baltimore. Under the Plan of Financing, the Authority proposes to engage in a series of borrowing, together with certain equity contributions, to finance acquisitions of the site, construction of a baseball stadium and ancillary facilities, and if a lease agreement is executed between the Authority and a professional football franchise, a football stadium.

                The Authority's financings as well as any future financings for a football stadium are leased-backed revenue obligations, payment of which is secured by among other things, an assignment of revenues to be received under a lease of the sports facilities from the Authority to the State of Maryland; rental payments due from the State under that lease will be subject to annual appropriation by the Maryland General Assembly. The State anticipates that revenues to fund the lease payments will be generated from a variety of sources, including in each year sports lottery revenues, the net operating revenues of the Authority and funds from the City of Baltimore.

                The Water Quality Revolving Loan Fund is administered by the Water Quality Financing Administration in the Department of the Environment. The Fund may be used to provide loans, subsidies and other forms of financial assistance to local government units for wastewater treatment projects as contemplated by the 1987 amendments to the Federal Water Pollution Control Act. The Administration is authorized to issue bonds secured by revenues of the Fund, including loan repayments, federal capitalization grants, and matching State grants.

                The University of Maryland System, Morgan State
University, and St. Mary's College of Maryland are authorized to issue revenue bonds for the purpose of financing academic and auxiliary facilities. Auxiliary facilities are any facilities that furnish a service to students, faculty, or staff, and that generate income. Auxiliary facilities include housing, eating, recreational, campus, infirmary, parking, athletic, student union or activity, research laboratory, testing, and any related facilities.

                On August 7, 1989, the Governor issued an Executive Order assigning to the Department of Budget and Fiscal Planning responsibility to review certain proposed issuances of revenue and enterprise debt other than private activity bonds. The Executive Order also provides that the Governor may establish a ceiling of such debt to be issued during the fiscal year, which ceiling may be amended by the Governor.

                Although the State has authority to make short-term borrowing in anticipation of taxes and other receipts up to a maximum of $100 million, in the past it has not issued short-term tax anticipation and bond anticipation notes or made any other similar short-term borrowing. However, the State has recently issued certain obligations in the nature of bond anticipation notes for the purpose of assisting several savings and loan associations in qualifying for Federal insurance and in connection with the assumption by a bank of the deposit liabilities of an insolvent savings and loan association.

                The State has financed the construction and acquisition of various facilities through unconditional purchase, sale-leaseback, and similar transactions. By statute, all of the lease payments under these arrangements are subject to an annual appropriation by the Maryland General Assembly. In the event that appropriations are not made, the State may not be held contractually liable for the payments.


                Local Subdivision Debt. The counties and incorporated municipalities in Maryland issue general obligation debt for general governmental purposes. The general obligation debt of the counties and incorporated municipalities is generally supported by ad valorem taxes on real estate, tangible personal property and intangible personal property subject to taxation. The issuer typically pledges its full faith and credit and unlimited taxing power to the prompt payment of the maturing principal and interest on the general obligation debt and to the levy and collection of the ad valorem taxes as and when such taxes become necessary in order to provide sufficient funds to meet the debt service requirements. The amount of debt which may be authorized may in some cases be limited by the requirement that it not exceed a stated percentage of the assessable base upon which such taxes are levied.

                In the opinion of counsel, the issuer may be sued in the event that it fails to perform its obligations under the general obligation debt to the holders of the debt, and any judgments resulting from such suits would be enforceable against the issuer. Nevertheless, a holder of the debt who has obtained any such judgment may be required to seek additional relief to compel the issuer to levy and collect such taxes as may be necessary to provide the funds from which a judgment may be paid. Although there is no Maryland law on this point, it is the opinion of counsel that the appropriate courts of Maryland have jurisdiction to entertain proceedings and power to grant additional relief, such as mandatory injunction, if necessary, to enforce the levy and collection of such taxes and payment of the proceeds of the collection of the taxes to the holders of general obligation debt, pari passu, subject to the same constitutional limitations on enforcement, as described above, as apply to the enforcement of judgments against the State.

                Local subdivisions, including counties and municipal corporations, are also authorized by law to issue special and limited obligation debt for certain purposes other than general governmental purposes. The source of payment of that debt is limited to certain revenues of the issuer derived from commercial activities operated by the issuer, payments made with respect to certain facilities or loans, and any funds pledged for the benefit of the holders of the debt. That special and limited obligation debt does not constitute a debt of the State, the issuer or any other political subdivision of either within the meaning of any constitutional or statutory limitation. Neither the State nor the issuer or any other political subdivision of either is obligated to pay the debt or interest on the debt except from the revenues of the issuer specifically pledged to the payment of the debt. Neither the faith and credit nor the taxing power of the State, the issuer or any other political subdivision of either is pledged to the payment of the debt.
The issuance of the debt is not directly or indirectly or contingently an obligation, moral or other, of the State, the issuer or any other political subdivision of either to levy any tax for its payment.

                Washington Suburban Sanitary District Debt. The Washington Suburban Sanitary District operates as a public corporation of the State to provide, as authorized, water, sewerage and drainage systems, including water supply, sewage disposal, and storm water drainage facilities for Montgomery County, Maryland and Prince
George's County, Maryland. For the purpose of paying the principal of and interest on bonds of the District, Maryland law provides for the levy, annually, against all the assessable property within the District by the County Council of Montgomery County and the County Council of
Prince Georges County of ad valorem taxes sufficient to pay such principal and interest when due and payable.

                Storm water drainage bonds for specific projects are payable from ad valorem tax upon all of the property assessed for county tax purposes within the portion of the District situated in the county in which the storm water project was, or is to be, constructed. Storm water drainage bonds of the District are also guaranteed by such county, which guaranty operates as a pledge of the full faith and credit of the county to the payment of the bonds and obligates the county council to the extent that the tax revenues referred to above and any other money available or to become available are inadequate to provide the funds necessary to pay the principal of and the interest on the bonds, to levy upon all property subject to taxation within the county ad valorem taxes in rate and in amount sufficient to make up any such deficiency.

                Substantially all of the debt service on the bonds, except storm water drainage bonds, is being paid from revenues derived by the District from water consumption charges, from foot benefit charges, and sewage usage charges. Notwithstanding the payment of principal of and interest on those bonds from those charges, the underlying security of all bonds of the District is the levy of ad valorem taxes on the assessable property as stated above.

                Special Authority Debt. The State and local governments have created several special authorities with the power to issue debt on behalf or the State of local government for specific purposes, such as providing facilities for non-profit health care and higher educational institutions, facilities for the disposal of solid waste, funds to finance single family and low-to-moderate income housing, and similar purposes. The Maryland Health and Higher Educational Facilities Authority, the Northeast Maryland Waste Disposal Authority, the
Housing Opportunities Commission of Montgomery County, and the
Housing Authority of Prince Georges County are some of the special authorities which have issued and have outstanding debt of this type.

                The debts of the authorities issuing debt on behalf of the State and the local governments are limited obligations of the authorities payable solely from and secured by a pledge of the revenues derived from the facilities or loans financed with the proceeds of the debt and from any other funds and receipts pledged under an indenture with a corporate trustee. The debt does not constitute a debt, liability or pledge of the faith and credit of the State or of any political subdivision or of the authorities. Neither the State nor any political subdivision thereof nor the authorities shall be obligated to pay the debt or the interest on the debt except from such revenues, funds and receipts. Neither the faith and credit nor the taxing power of the State or of any political subdivision of the State or the authorities is pledged to the payment of the principal of or the interest on such debt. The issuance of the debt is not directly or indirectly an obligation, moral or other, of the State or of any political subdivision of the State or of the authority to levy or to pledge any form of taxation whatsoever, or to make any appropriation, for their payment. The authorities have no taxing power.

                Hospital Bonds. The rates charged by non-governmental Maryland hospitals are subject to review and approval by the Maryland Health Services Cost Review Commission. Maryland hospitals subject to regulation by the Commission are not permitted to charge for services at rates other than those established by the Commission. In addition, the Commission is required to permit any nonprofit institution subject to its jurisdiction to charge reasonable rates which will permit the institution to provide, on a solvent basis, effective and efficient service in the public interest.

                Under an agreement between Medicare and the Commission, Medicare agrees to pay Maryland hospitals on the basis of Commission-approved rates, less a 6% differential. Under this so-called "Medicare Waiver", Maryland hospitals are exempt from the Medicare Prospective Payment System which pays hospitals fixed amounts for specific services based upon patient diagnosis. No assurance can be given that Maryland will continue to meet any current or future tests for the continuation of the Medicare Waiver.

                In setting hospital rates, the Commission takes into account each hospital's budgeted volume of services and cash financial requirements for the succeeding year. It then establishes the rates of the hospital for the succeeding year based upon the projected volume and those financial requirements of the institution which the Commission has deemed to be reasonable. Financial requirements allowable for inclusion in rates generally include budgeted operating costs, a "capital facilities allowance", other financial considerations (such as charity care and bad debts) and discounts allowed certain payers for prompt payment. Variations from projected volumes of services are reflected in the rates for the succeeding year. The Commission, on a selective basis by the application of established review criteria, grants Maryland hospitals increases in rates to compensate for inflation experienced by hospitals and for other factors beyond the hospitals' control.

                Regulations of the Commission provide that overcharges will in certain circumstances be deducted from prospective rates.
Similarly, undercharges will in certain circumstances not be recoverable through prospective rates.

                The Commission has entered into agreements with certain hospitals to adjust rates in accordance with a prospectively approved, guaranteed inpatient revenue per admission program. Those agreements are in addition to the rate adjustment methodology discussed above. Under the program, a hospital's revenue per admission is compared to the revenue per admission, as adjusted, for a base year. Variations from the adjusted base year revenues per admission are added or deducted, as the case may be, from the hospital's gross revenue and rates for the following year.

                There can be no assurance that the Commission will continue to utilize its present rate-setting methodology or approve rates which will be sufficient to ensure payment on an individual hospital's obligations. Future actions by the Commissions or the loss of the Medicare Waiver may adversely affect the operations of individual hospitals.


Massachusetts Trust

                Risk Factors.The Commonwealth of Massachusetts and certain of its cities and towns have at certain times in the recent past undergone serious financial difficulties which have adversely affected and, to some degree, continue to adversely affect their credit standing. These financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding bonds issued by the Commonwealth or its public authorities or municipalities, including the Bonds deposited in the Trust. The following description highlights some of the more significant financial problems of the Commonwealth and the steps taken to strengthen its financial condition.

                The effect of the factors discussed below upon the ability of Massachusetts issuers to pay interest and principal on their obligations remains unclear and in any event may depend on whether the obligation is a general or revenue obligation bond (revenue obligation bonds being payable from specific sources and therefore generally less affected by such factors) and on what type of security is provided for the bond. In order to constrain future debt service costs, the Executive Office for Administration and Finance established in November, 1988 an annual fiscal year limit on capital spending of $925 million, effective fiscal 1990. In January, 1990, legislation was enacted to impose a limit on debt service in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth (excluding the Fiscal Recovery Bonds discussed below). It should also be noted that Chapter 62F of the Massachusetts General Laws establishes a state tax revenue growth limit and does not exclude principal and interest due on Massachusetts debt obligations from the scope of the limit. It is possible that other measures affecting the taxing or spending authority of Massachusetts or its political subdivisions may be approved or enacted in the future.

                The Commonwealth has waived its sovereign immunity and consented to be sued under contractual obligations including bonds and notes issued by it. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

                Cities and Towns. During recent years limitations were placed on the taxing authority of certain Massachusetts governmental entities that may impair the ability of the issuers of some of the Bonds in the Massachusetts Trust to maintain debt service on their obligations. Proposition 2.5, passed by the voters in 1980, led to large reductions in property taxes, the major source of income for cities and towns. As a result, between fiscal 1981 and fiscal 1989, the aggregate property tax levy declined in real terms by 15.6%.

                Since Proposition 2.5 did not provide for any new state or local taxes to replace the lost revenues, in lieu of substantial cuts in local services, the Commonwealth began to increase local aid expenditures. In 1981 constant dollars, total direct local aid expenditures increased by 58.5% between fiscal years 1981 and 1989, or 5.9% per year. During the same period, the total of all other local revenue sources declined by 5.87% or 0.75% per year. Despite the substantial increases in local aid from fiscal 1981 to fiscal 1989, local spending increased at an average rate of 1% per year in real terms.
Direct local aid for fiscal 1987, 1988, and 1989 was $2.601 billion, $2.769 billion, and $2.961 billion, respectively. Direct local aid declined in the three subsequent years to $2.937 billion in fiscal 1990, $2.608 billion in 1991 and $2.328 billion in 1992 and increased to $2.547 billion in 1993. It is estimated that fiscal 1994 expenditures for direct local aid will be $2.737 billion, which is an increase of approximately 7.5% above the fiscal 1993 level. The additional amount of indirect local aid provided over and above the direct local aid is estimated to have been $1.313 billion in fiscal 1991, $1.265 billion in fiscal 1992 and $1.717 billion in fiscal 1993 and is estimated to be approximately $1.717 billion in fiscal 1994.

                Many communities have responded to the limitations imposed by Proposition 2.5 through statutorily permitted overrides and exclusions. Override activity peaked in fiscal 1991, when 182 communities attempted votes on one of the three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) and 100 passed at least one question, adding $58.5 million of their levy limits. In fiscal 1992, 67 of 143 communities had successful votes totalling $31.0 million. In fiscal
1993, 83 communities attempted a vote; two-thirds of them (56) passed questions aggregating $16.4 million.

                A statewide voter initiative petition which would effectively mandate that, commencing with fiscal 1992, no less than 40% of receipts from personal income taxes, sales and use taxes, corporate excise taxes and lottery fund proceeds be distributed to certain cities and towns in local aid was approved in the general election held November 6, 1990. Pursuant to this petition, the local aid distribution to each city or town was to equal no less than 100% of the total local aid received for fiscal 1989. Distributions in excess of fiscal 1989 levels were to be based on new formulas that would replace the current local aide distribution formulas. If implemented in accordance with its terms (including appropriation of the necessary funds), the petition as approved would shift several hundred million dollars to direct local aid. However, local aid payments explicitly remain subject to annual appropriation, and fiscal 1992 and fiscal 1993 appropriations for local aid did not meet, and fiscal 1994 appropriations for local aid do not meet, the levels set forth in the initiative law.

                Pension Liabilities. The Commonwealth had funded its two pension systems on essentially a pay-as-you-go basis. The funding schedule is based on actuarial valuations of the two pension systems as of January 1. 1990, at which time the unfunded accrued liability for such systems operated by the Commonwealth (and including provision for Boston teachers) totalled $8.865 billion. The unfunded liability for the Commonwealth related to cost of living increases for local retirement systems was estimated to be an additional $2.004 billion as of January 1, 1990. An actuarial valuation as of January 1, 1992 shows that, as of such date, the total unfunded actuarial liability for such systems, including cost-of-living allowances, was approximately $8.485 billion representing a reduction of approximately $2.383 billion from January 1, 1990.

                The amount in the Commonwealth's pension reserve, established to address the unfunded liabilities of the two state systems, has increased significantly in recent years due to substantial appropriations and changes in law relating to investment of retirement system assets. Total appropriations and transfers to the reserve in fiscal years 1985, 1986, 1987 and 1988 amounted to approximately
$680 million.  Comprehensive pension legislation approved in January
1988 committed the Commonwealth, beginning in fiscal 1989, to normal cost funding of its pension obligations and to a 40-year amortization schedule for its unfunded pension liabilities. Total pension costs increased from $659.7 million in fiscal 1989 to $868.2 million in fiscal 1993. Pension funding is estimated to be $951.0 million in fiscal year 1994. As of June 30, 1993, the Commonwealth's pension reserves had grown to approximately $3.877 billion.

                State Budget and Revenues. The Commonwealth's Constitution requires, in effect, that its budget be balanced each year. The Commonwealth's fiscal year ends June 30. The General Fund is the Commonwealth's primary operating fund; it also functions as a residuary fund to receive otherwise unallocated revenues and to provide monies for transfers to other funds as required. The condition of the General Fund is generally regarded as the principal indication of whether the Commonwealth's operating revenues and expenses are in balance; the other principal operating funds (the Local Aid Fund and the Highway Fund) are customarily funded to at least a zero balance.

                Limitations on Commonwealth tax revenues have been established by enacted legislation and by public approval of an initiative petition which has become law. The two measures are inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition does not exclude debt service on the Commonwealth's notes and bonds from the limits. State tax revenues in fiscal 1988 through fiscal 1993 were lower than the limits. The Executive Office for Administration and Finance currently estimates that state tax revenues will not reach the limit imposed by either the initiative petition or the legislative enactment in fiscal 1994.

                Budgeted expenditures for fiscal 1989 totalled approximately $12.643 billion. Budgeted revenues totalled approximately $11.970 billion, approximately $672.5 million less than total expenditures. Under the budgetary basis of accounting, after taking account of certain fund balances, fiscal 1989 ended with a deficit of $319.3 million. Under the GAAP basis of accounting, excluding fiduciary accounts and enterprise funds, the Commonwealth ended fiscal 1989 with a deficit of $946.2 million. This deficit reflected an operating gain in the capital projects funds due to the additional borrowing to reduce prior year deficits. If the capital project funds are excluded, the Comptroller calculated a GAAP deficit of $1.002 billion in fiscal 1989.

                Fiscal 1989 tax revenues were adversely affected by the economic slowdown that began in mid-1988. In June, 1988, the fiscal 1989 tax revenue estimate was for 10.9% growth over fiscal 1988.
Fiscal 1989 ended with actual tax revenue growth of 6.5%.

                The fiscal 1989 budgetary deficit caused a cash deficit in the Commonwealth operating accounts on June 30, 1989 in the amount of approximately $450 million. The State Treasurer was forced to defer until early July certain fiscal 1989 expenditures including the payment of approximately $305 million in local aid due June 30, and with legislative authorization, issued temporary notes in July in the amount of $1.1 billion to pay fiscal 1989 and fiscal 1990 costs.

                Fiscal year 1990 resulted in total expenditures of approximately $13.260 billion. Budgeted revenues and other services for fiscal 1990 were approximately $12.008 billion. Tax revenues for fiscal 1990 were approximately $8.517 billion, a decrease of approximately $314 million or 3.6% from fiscal 1989. The
Commonwealth suffered an operating loss of approximately $1.25 billion and ended fiscal 1990 with a budgetary deficit of $1.104 billion. The Commonwealth had a cash surplus of $99.2 million on June 30, 1990 as a result of deferring until fiscal 1991 the payment of approximately $1.26 billion of local aid due June 30, 1990.

                On July 28, 1990, the legislature enacted Chapter 151 which provides, among other matters, for the Commonwealth Fiscal Recovery Loan Act of 1990 and grants authorization for the Commonwealth to issue bonds in an aggregate amount up to $1.42 billion for purposes of funding the Commonwealth's fiscal 1990 deficit and certain prior year Medicaid reimbursement payments. Chapter 151 also provides for the establishment of the Commonwealth Fiscal Recovery Fund, deposits for which are derived from a portion of the Commonwealth's personal income tax receipts, are dedicated for this purpose and are to be deposited in trust and pledged to pay the debt service on these bonds. Under Chapter 151, the Commonwealth issued $1.363 billion of Dedicated Income Tax Bonds to cover the anticipated fiscal 1990 deficit.

                Total expenditures for fiscal 1991 are estimated to have been $13.659 billion. Total revenues for fiscal 1991 are estimated to have been $13.634 billion, resulting in an estimated $21.2 million operating loss. Application of the adjusted fiscal 1990 fund balances of $258.3 million resulted in a final fiscal 1991 budgetary surplus of $237.1 million. State finance law required that approximately $59.2 million of the fiscal year surplus be placed in the Stabilization Fund described above. Amounts credited to the Stabilization Fund are not generally available to defray current year expenses without subsequent specific legislative authorization.

                After payment in full of the local aid distribution of $1.018 billion due on June 28, 1991, retirement of all of the Commonwealth's outstanding commercial paper and repayment of certain other short-term borrowing, as of the period of fiscal 1991, the Commonwealth had a cash balance of $182.3 million. The fiscal 1991 year-end cash position compared favorably to the Commonwealth's cash position at the end of the prior fiscal year, June 30, 1990, when the Commonwealth's cash shortfall would have exceeded $1.1 billion had payment of local aid not been postponed.

                Upon taking office in January 1991, the new Governor undertook a comprehensive review of the Commonwealth's budget.
Based on projected spending of $14.105 billion, it was then estimated that $850 million in budget balancing measures would be needed prior to the close of fiscal 1991. At that time, estimated tax revenues were revised to $8.845 billion, $903 million less than was estimated at the time the fiscal 1991 budget was adopted. The Governor proposed a series of legislative and administrative actions, designed to eliminate the projected deficit. The legislature adopted a number of the Governor's recommendations and the Governor took certain other administrative actions, not requiring legislative approval, including $65 million in savings from the adoption of a state employee furlough program. It is estimated that spending reductions achieved through savings incentives and withholding of allotments totalled $484.3 million in the aggregate for fiscal 1991.

                In addition to recommending spending reductions to close the projected budget deficit, the administration, in May 1991, filed an amendment to its Medicaid state plan that enabled it to claim 50%
Federal reimbursement on uncompensated care payments provided to certain hospitals in the Commonwealth.

                In fiscal 1992, Medicaid accounted for more than half of the Commonwealth's appropriations for health care. It is the largest item in the Commonwealth's budget. It has also been one of the fastest growing budget items. During fiscal years 1989, 1990 and 1991, Medicaid expenditures were $1.83 billion, $2.12 billion and $2.77 billion, respectively. A substantial amount of expenditures in recent years was provided through supplemental appropriations, repeating the experience that Medicaid expenditures have exceeded initial appropriation amounts. These annual amounts, however, do not take account of the practice of retroactive settlement of many provider payments after audit review and certification by the Rate Setting Commission. In fiscal 1990, payments of approximately $488 million were made to hospitals and nursing homes for rate settlements dating back as far as 1980, through the Medical Assistance Liability Fund established to fund certain Medicaid liabilities incurred, but not certified for payment, in prior years. This amount is not factored into the annual totals for Medicaid expenditures listed above. Including retroactive provider settlements, Medicaid expenditures for fiscal 1992 were $2.818 billion and for fiscal 1993 were $3.151 billion. The Executive Office for Administration and Finance estimates that fiscal 1994 Medicaid expenditures will be approximately $3.252 billion, an increase of 3.9% over fiscal 1993 expenditures. For fiscal 1994, no supplemental Medicaid appropriations are currently expected to be necessary. The Governor had proposed a managed care program to be implemented commencing in January, 1992 in order to address the considerable annual cost increases in the Medicaid program. Medicaid is presently 50% funded by federal reimbursements.

                In fiscal 1992, total revenues and other sources of the budgeted operating funds totalled $13.728 billion, an increase over fiscal 1991 revenues of .7%. (Actual fiscal 1992 tax revenues exceeded original estimates and totalled $9.484 billion, an increase over fiscal 1991 collections of 5.4%). Fiscal 1992 expenditures and other uses of budgeted operating funds totalled approximately $13.420 billion, a decrease from fiscal 1991 expenditures by 1.7%. Fiscal year 1992 revenues and expenditures resulted in an operating gain of $312.3 million. Through the use of the prior year ending fund balances of $312.3 million, fiscal 1992 budgetary fund balances totalled $549.4 million. Total fiscal 1992 spending authority continued into fiscal 1993 is $231.0 million.

                After payment in full of the quarterly local aid distribution of $514 million due on June 30, 1992, retirement of the Commonwealth's outstanding commercial paper (except for approximately $50 million of bond anticipation notes) and certain other short-term borrowings, as of June 30, 1992, the Commonwealth showed a year-end cash position of approximately $731 million for fiscal year 1992. The ending balance compares favorably with the cash balance of $182.3 million at the end of fiscal 1991. As of June 1993, the Commonwealth showed a year-end cash position of $622.2 million for fiscal year 1993. As of January 19, 1994, the Commonwealth estimates a 1994 year-end cash position of approximately $725.4 million.

                The budgeted operating funds of the Commonwealth ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million. Budgeted revenues and other sources for fiscal 1993 totalled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to fiscal 1993, while tax revenues increased by 4.7% for the same period. In July 1992, tax revenues had been estimated to be approximately $9.685 billion for fiscal 1993. This amount was subsequently revised during fiscal 1993 to $9.940 billion.

                Commonwealth budgeted expenditures and other used in fiscal 1993 totalled approximately $14.696 billion, which is $1.280 billion or approximately 9.6% higher than fiscal 1992 expenditures and other uses. Fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budget expenditures.

                On July 19, 1993, the Governor signed into law the budget for fiscal 1994, totalling $15.463 billion. This represented a $694 million increase over the then estimated budgeted expenditures of $14.976 billion for fiscal 1993. On January 14, 1994, the Governor signed into law supplemental appropriations totalling approximately $157.9 million. Including an additional $8.1 million in fiscal 1994 supplemental appropriation recommendations that the Governor plans to file, and an approximate $100 million contingency reserve in fiscal 1994 for possible additional spending, fiscal 1994 budgeted expenditures are currently estimated to be approximately $15.716 billion. Budgeted revenues and other sources to be collected in fiscal 1994 are estimated to be approximately $15.535 billion, which includes tax revenues of approximately $10.694 billion (as compared to $9.930 billion in fiscal 1993). This budget includes $175 million as part of an education reform bill passed by the legislature. The fiscal 1994 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured. As of January 10, 1994, the Legislature had overridden $21.0 million of the Governor's vetoes relating to the fiscal 1994 budget. Commonwealth expenditures and other uses in fiscal 1994 are currently estimated to be approximately $15.500 billion, which is $788 million or approximately 5.36% higher than those of fiscal 1993. Based on currently estimated revenues and expenditures, the Executive Office for Administration and Finance projects a fiscal 1994 ending balance of approximately $382.0 million, of which approximately $315.5 million will be in the Stabilization Fund.

                On July 19, 1993, a 60-day hiring freeze on all executive branch agencies was instituted to help ensure that agency expenditures remain within their fiscal 1994 budget authorizations. On August 16, 1993, the Commonwealth announced that approximately 1,280 state employees would be laid off in the near future, in addition to approximately 350 employees already laid off in fiscal 1994.

                On January 21, 1994, the Governor presented his Budget Submission for fiscal year 1995 providing for expenditures of $16.14 billion, a $424 million, or 2.7%, increase over current fiscal year 1994 projections. These proposed expenditures for fiscal year 1995 include direct local aid of $2.997 billion. This budget is based on total anticipated revenues of $16.144 billion, which represents a $609 million, or 3.9%, increase over fiscal year 1994 estimates. The Governor's budget recommendation is based on a tax revenue estimate of $11.226 billion, an increase of approximately 5.0%, as compared to currently estimated fiscal 1994 tax revenues of $10.694 billion.

                The liabilities of the Commonwealth with respect to outstanding bonds and notes payable as of January 1, 1994 totalled
$12.555 billion. These liabilities consisted of $8.430 billion of general obligation debt, $1.036 billion of dedicated income tax debt (the Fiscal Recovery Bonds), $104 million of special obligation debt, $2.742 billion of supported debt, and $243 million of guaranteed debt.

                Capital spending by the Commonwealth was approximately $595 million in fiscal 1987, $632 million in fiscal 1988 and $971 million in fiscal 1989. In November 1988, the Executive Office for Administration and Finance established an administrative limit on state financed capital spending in the Capital Projects Funds of $925.0 million per fiscal year. Capital expenditures decreased to $936 million, $847 million, $694.1 million and $575.9 million in fiscal 1990, 1991, 1992 and 1993, respectively. Capital expenditures are projected to increase to $886.0 million in fiscal 1994. The growth in capital spending accounts for a significant rise in debt service during the period. Payments for the debt service on Commonwealth general obligation bonds and notes have risen at an average annual rate of 20.4% from $649.8 million in fiscal 1989 to $942.3 million in fiscal 1991. Debt Service payments in fiscal 1992 were $898.3 million, representing a 4.7% decrease from fiscal 1991. This decrease resulted from a $261 million one-time reduction achieved through the issuance of refunding bonds in September and October of 1991. Debt service expenditures were $1.139 billion for fiscal 1993 and are projected to be $1.220 billion for fiscal 1994. These amounts represent debt service payments on direct Commonwealth debt and do not include debt service on notes issued to finance the fiscal 1989 deficit and certain Medicaid-related liabilities, which were paid in full from non-budgeted funds. Also excluded are debt service contract assistance to certain state agencies and the municipal school building assistance program projected to total of $359.7 million in the aggregate in fiscal 1994. In addition to debt service on bonds issued for capital purposes, the Commonwealth is obligated to pay the principal of and interest on the Fiscal Recovery Bonds described above. The estimated debt service on such bonds currently outstanding (a portion of which were issued as variable rate bonds) ranges from approximately $279 million (interest only) in fiscal 1994 through fiscal 1997 and approximately $130 million in fiscal 1998, at which time the entire amount of the Fiscal Recovery Bonds will be retired.

                In January 1990 legislation was enacted to impose a limit on debt service in Commonwealth budgets beginning in fiscal 1991.
The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds) of the Commonwealth. This law may be amended or appealed by the legislature or may be superseded in the General Appropriation Act for any year. From fiscal year 1987 through fiscal year 1994 estimated this percentage has been substantially below the limited established by this law.

                Legislation enacted in December 1989 imposes a limit on the amount of outstanding direct bonds of the Commonwealth. The limit for fiscal 1994 is $7.872 billion. The law provides that the limit for each subsequent fiscal year shall be 105% of the previous fiscal year's limit. The Fiscal Recovery Bonds will not be included in computing the amount of bonds subject to this limit.

                In August 1991, the Governor announced a five-year capital spending plan. The plan, which represents the Commonwealth's first centralized multi-year capital plan, sets forth, by agency, specific projects to receive capital spending allocations over the next five fiscal years and annual capital spending limits. Capital spending by the Commonwealth, which exceeded $900 million annually in fiscal 1989, 1990 and 1991, declined to $694.1 million in fiscal 1992 and $575.9 in fiscal 1993. For fiscal 1994 through 1998, the plan forecasts annual capital spending for the Commonwealth of between $813 million and $886 million per year, exclusive of spending by the Massachusetts Bay Transit Authority. Total expenditures are forecast at $4.25 billion, an amount less than the total amount of agency capital spending requests for the same period. Planned spending is also significantly below legislatively authorized spending levels.

                Unemployment. From 1980 to 1989, the Massachusetts unemployment rate was significantly lower than the national average. The Massachusetts unemployment rate averaged 9.0%, 8.5% and 6.9% in calendar 1991, 1992 and 1993, respectively. The Massachusetts unemployment rate in December, 1993 was 6.3% as compared to 6.6% for November, 1993 and 8.6% for December of 1992, although the rate has been volatile throughout this period. The Massachusetts unemployment rate in January and February, 1994 was 7.2% and 6.4%, respectively; these rates are not comparable to prior rates due to a new rate computation which became effective in 1994.

                The balance in the Massachusetts Unemployment Compensation Trust Fund had been exhausted as of September 1991 due to the continued high levels of unemployment. As of December
31, 1992, the Massachusetts Unemployment Compensation Trust Fund balance was in deficit by $377 million. As of November 30, 1993, the Fund was in deficit by $163 million. The deficit is now expected to be approximately $120 million by the end of calendar 1993. Benefit payments in excess of contributions are being financed by use of repayable advances from the federal unemployment loan account. Legislation enacted in May 1992 increased employer contributions in order to reduce advances from the federal loan account. The additional increases in contributions provided by the new legislation should result in a positive balance in the Unemployment Compensation Trust Fund by the end of December 1994 and rebuild reserves in the system to over $1 billion by the end of 1996.

                Litigation. The Attorney General of the Commonwealth is not aware of any cases involving the Commonwealth which in his opinion would affect materially its financial condition. However, certain cases exist containing substantial claims, among which are the following:

                The United States has brought an action on behalf of the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean-up of Boston Harbor. The Massachusetts Water Resources Authority (the "MWRA") has assumed primary responsibility for developing and implementing a court approved plan and time table for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The MWRA currently projects that total cost of construction of the waste water facilities required under the court's order as approximately $3.5 billion in current dollars. Under the Clean Water Act, the Commonwealth may be liable for any costs of complying with any judgment in this case to the extent that the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

                In a recent suit filed against the Department of Public Welfare, plaintiffs allege that the Department has unlawfully denied personal care attendant services to severely disabled Medicaid recipients. The Court has denied plaintiffs' motion for a preliminary injunction and has not yet acted on plaintiffs' motion for reconsideration of that decision. If plaintiffs prevail on their claims, the suit could cost the Commonwealth as much as $200 million.

                In a suit filed against the Commissioner of Revenue, plaintiffs challenge the inclusion of income from tax exempt obligations in the measure of the bank excise tax. The Appellate Tax Board issued a finding of fact and report in favor of the Commissioner of Revenue on September 30, 1993. An appeal has been filed. Approximately
$400 million is at issue.

                There are also several tax matters in litigation which may result in an aggregate liability in excess of $195 million.

                Ratings. Beginning on May 17, 1989, Standard & Poor's downgraded its ratings on Massachusetts general obligation bonds and certain agency issues from AA+ to AA. The ratings were downgraded three additional times to a low of BBB on December 31, 1989. On
July 14, 1989, Standard & Poor's also downgraded its rating on temporary general obligation notes and various agency notes from SP-1 + to SP-1 and on general obligation short-term notes and on short-term agency debt from SP-1 to SP-2. Bonds rated BBB may have speculative characteristics. The rating remained at BBB until September 9, 1992 when Standard & Poor's raised its rating to A. At this same time, such bonds were removed from CreditWatch. On
October 14, 1993, Standard & Poor's raised its rating from A to A+.

                On June 21, 1989, Moody's Investors Service downgraded its rating on Massachusetts general obligation bonds Aa to A. The ratings were further reduced on two occasions to a low on March 19, 1990 of Baa where it remained until September 10, 1992 when
Moody's increased its rating to A.

                Fitch Investors Service, Inc. lowered its rating on the Commonwealth's bonds from AA to A on September 29, 1989. As of
December 5, 1991, its qualification of the bonds changed from Uncertain Trends to Stabilizing Credit Trend. On October 13, 1993, Fitch Investors raised its rating from A to A+.

                Ratings may be changed at any time and no assurance can be given that they will be not be revised or withdrawn by the rating agencies, if in their respective judgments, circumstances should warrant such action. Any downward revision or withdrawal of a rating could have an adverse effect on market prices of the bonds.

                The Sponsor are unable to predict what effect, if any, such factors may have on the Bonds in the Massachusetts Trust.
Nevertheless, investors should be aware that if there should be a financial crisis relating to Massachusetts, its public bodies or municipalities (including the city of Boston), the market value and marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities, including the Bonds in the Massachusetts Trust, could be adversely affected.


Minnesota Trust

                Diversity and a significant natural rexource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in durable goods and non-durable goods manufacturing, particularly industrial machinery instruments and miscellaneous food, paper and related industries and printing and publishing. During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national employment growth, in large part due to declining agricultural employment. The rate of employment growth in Minnesota exceeded the rate of national growth, however, in the period of 1990 to 1994. Since 1980, Minnesota per capita income generally has remained above the national average, although personal income in Minnesota grew more slowly than the natioanl average during the period of 1992 and 1993. Minnesota personal income growth in 1993 was slowed by a decline in farm income as a result of cool, wet weather. During 1993 and 1994, the State's monthly unemployment rate was generally less than the national unemployment rate. The Minnesota Department of Finance February 1995 Forecast projected that the State's economy will not grow as fast during the biennium ending June 30, 1997 as the national aggregates, due to continued tightness in local labor markets. Although the State's national economic forecasting consultant forecast a slowdown but no recession during 1995, it recognized the substantial possibility of a recession.

                The State of Minnesota (the "State") relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. In the early 1980s, the State of Minnesota experienced financial difficulties due to a downturn in the State's economy resulting from the national recession. As a consequence, the State's revenues were significantly lower than anticipated in the July 1, 1979 to June 30, 1981 biennium and the July 1, 1981 to June 30, 1983 biennium. In response to revenue shortfalls, the legislature broadened and increased the State sales tax, increased income taxes (by increasing rates and eliminating deductions) and reduced appropriations and deferred payments of State aid, including appropriations for and aids to local governmental units. The State's fiscal problems affected other governmental units within the State, such as local government, school districts and state agencies, which, in varying degrees, also faced cash flow difficulties. In certain cases, revenues of local governmental units and agencies were reduced by the recession. Because of the State's fiscal problems, Standard & Poor's Corporation reduced its rating of the State's outstanding general obligation bonds from AAA to AA+ in August 1981 and to AA in March 1982. Moody's Investors Service, Inc. lowered its rating on the State's outstanding general obligation bonds from Aaa to Aa in April
1982.

                The State's economy recovered in the July 1, 1983 to June 30, 1985 biennium, and substantial reductions in the individual income tax were enacted in 1984 and 1985. Standard & Poor's raised its rating on the State's outstanding general obligation bonds to AA+ in January 1985. In 1986, 1987, 1991, 1992 and 1993 legislation was required to eliminate projected budget deficits by raising additional revenue and reducing expenditures, including aid to political subdivisions and higher education reducing the State's budget reserve (cash flow account), imposing a sales tax on purchases by local governmental units and making other budgetary adjustments. A budget analysis released by the Department of Finance on May 27, 1994 projected a General Fund balance of $130 million for the end of the current biennium at June 30, 1995, plus an increase in the State's cash flow account from $360 million to $500 million. Total projected expenditures and transfers for the biennium are $16.9 billion.

                The Minnesota Supreme Court held on April 1, 1994 that numerous banks are entitled to refunds of Minnesota bank excise taxes paid for tax years 1979 through 1983, on the grounds that interest on federal obligations was unlawfully included in the computation of the tax for such years. The trial court has been directed to calculate the amounts to be refunded. The taxes and interest are estimated to be in excess of $188 million. The State will be permitted to pay the refunds over a four-year period. the State of Minnesota also is a party to a variety of other civil actions which could adversely affect the State's General Fund.

                State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota. Even with respect to Bonds that are revenue obligations of the issuer and not general obligations of the State, there can be no assurance that the fiscal problems referred to above will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on and principal of the Bonds.


Missouri Trust

                The following discussion regarding constitutional limitations and the economy of the State of Missouri is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Missouri.

                In November 1981, the voters of Missouri adopted a tax limitation amendment to the constitution of the State of Missouri (the "Amendment"). The Amendment prohibits increases in local taxes, licenses, or fees by political subdivisions without approval of the voters of such political subdivision. The Amendment also limits the growth in revenues and expenditures of the State to the rate of growth in the total personal income of the citizens of Missouri. The limitation may be exceeded if the General Assembly declares an emergency by a two-thirds vote. The Amendment did not limit revenue growth at the state level in fiscal 1982 through 1991 with exception of fiscal 1984. Management Report No. 85-20, which was issued on March 5, 1985 by State Auditor Margaret Kelly, indicates that state revenues exceeded the allowable increase by $30.52 million in fiscal 1984.

                The economy of Missouri is diverse and includes manufacturing, retail and wholesale trade, services, agriculture, tourism, and mining. According to the Business and Public Administration Research Center of the College of Business and Public Administration, University of Missouri at Columbia, real per capita personal income in Missouri, adjusted for inflation, is projected to increase 5.9% during 1993. As a result of the State's weak economic outlook, Missouri General Fund Revenues are currently projected to increase by only 3.1% for the 1992-1993 fiscal year. According to the Missouri Department of Labor and Industrial Relations, the unemployment rate in Missouri for December 1992 was 5.3 percent, compared to 6.0 percent in December 1991, and 4.8 percent in November 1992. There can be no assurance that the general economic conditions or the financial circumstances of Missouri or its political subdivisions will not adversely affect the market value of the Bonds or the ability of the obligor to pay debt service on such Bonds.

                Currently, Moody's Investors Service rates Missouri general obligation bonds "Aaa" and Standard & Poor's Corporation rates Missouri general obligation bonds "AAA". Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be, of course, no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions.

                The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Missouri Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. It is not possible to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Missouri Trust to pay interest on or principal of the Bonds.

Nebraska Trust

                Nebraska's Economy. Approximately 1.5 million people live in Nebraska. About four-fifths of Nebraskans live in Nebraskans live in the eastern third of the state. The economy of western Nebraska continues to revolve around crop and livestock production, although food processing and other types of manufacturing are becoming more prevalent. Eastern Nebraska, which includes the cities of Omaha with about 335,00 people and Lincoln with about 190,000 residents, has a more diversified economy. The economy of eastern Nebraska includes foodprocessing, general manufacturing, insurance, financial services, telemarketing, education, government and a large military base outside of Omaha. The economy of the state as a whole is vulnerable to downturns in crop and livestock prices, reductions in government farm subsidies, changes in interest rates and decisions at the federal level, including decisions regarding Offutt Air Force Base. Any one of these factors, or other developments could adversely affect any, or all issues of Nebraska tax-exempt securities.

                According to the Federal Reserve Bank of Kansas City, economic growth in Nebraska was flat in 1992. Nonagricultural employment dipped slightly after a gain in 1991. the civilian unemployment rate climbed to 3.2% in the third quarter from 2.9% at the end of 1991. Still Nebraska's unemployment rate remained below the national average of 7.6%. Real nonfarm income grew twice as fast as in 1991, but not as fast as in surrounding states. Nebraska's manufacturing sector remained stable in 1992. Manufacturing employment, dominated by nondurables such as food processing, fell slightly. Nondurable industries added jobs, offsetting continuing job losses in durable goods industries. Nebraska construction sector was strong in 1992, with the value of construction contracts awarded in the first three quarters up considerably from the year before. Permits for single-family homes increased, as did contract awards for nonresidential buildings and public structures, such as roads and bridges.
Nevertheless, the increase in construction activity did not translate into new jobs. In fact, construction employment fell 1.4% after rising slightly in 1991. Nebraska's non-goods-producing sectors slipped as in 1991. Employment in retail and wholesale trade fell 4.6%. While service employment held up better, there has been essentially no job growth in this sector in the past two years.

                Nebraska's utilities engaged in the production of electric power are either publicly-owned or consumer-owned cooperatives and are subject to limited regulation.

                Nebraska Developments Relating to Property Taxation.
The validity of Nebraska's system of assessing and taxing real and personal property for support of local political subdivisions has been the subject of numerous court challenges and a recent constitutional amendment. In a series of decisions beginning in 1989, the Nebraska Supreme Court (the"Court") held that Nebraska's personal property tax scheme which exempted from taxation approximately of 75% of Nebraska's commercial and industrial personal property, but taxed railcars, gas pipelines and other property, violated the Uniformity Clause of the Nebraska Constitution. These decisions arguably required either that all tangible personal and real property be taxed or that all such property be removed from the tax rolls.

                On May 12, 1992, the people of Nebraska voted to amend the Uniformity Clause of the Nebraska Constitution. The amendment granted the Nebraska Legislature (the "Legislature") greater authority to administer the property tax in a nonuniform manner and allow real and personal property to be treated as separate classes of tangible property for taxation purposes. Pursuant to the amendment, the Legislature enacted legislation, which incorporated into the statutes the provisions of the amendment and placed certain personal property, including business and agricultural equipment and breeding livestock, on the personal property tax rolls. These actions should have placed the state's system of property taxation on a firm constitutional footing.

                The most serious threat to Nebraska's political subdivisions as a result of the Court's Uniformity Clause decisions has been the prospect that subdivisions would be required to refund large amounts of property taxes received between the years 1989 and 1992. However, in 1993 the Court held that taxpayers were not entitled to refunds of 100% of taxes paid under the pre-1993 tax structure. Rather, the Court affirmed an award to a taxpayer of approximately 18% of the taxpayer's 1990 personal property taxes, which reduced the taxpayer's effective tax rate for 1990 on the taxpayer's tangible personal property to the level which the taxpayer would have paid if all improperly exempted property had been taxed. This 1993 decision, which the United States Supreme Court refused to review, is expected to significantly reduce the amount of taxes which subdivisions must refund.

                Recently, in a decision unrelated to its Uniformity Clause decisions, the Court held that Nebraska's system of funding public education, which relies heavily on ad valorem taxes and results in wide disparities in funding between rich and poor school districts, does not violate the right to "free instruction" enshrined in the Nebraska Constitution. In this case, the Court rejected the plaintiff's argument that Nebraska should follow decisions by the Courts of Texas, Kentucky, New Jersey and other states which had held that similar systems of funding education violated their respective state constitutions.

                Statutory Property Tax Receipts Limitations. Legislation adopted in 1991 imposes a 0% limit on the annual increase of anticipated property tax receipts budgeted by local political subdivisions with several exceptions, including (1) property taxes collected for the retirement of bonded indebtedness and (2) tax receipts collected with respect to property annexed by the political subdivision or to revenue received as a result of growth (including revenues due to the taxation of previously exempt personal property). In addition, (i) upon an affirmative vote of the majority of the governing body of a political subdivision, the anticipated property tax receipts may be increased by the percentage change in the CPI- All Urban Consumers for the previous calendar year up to a maximum of 5% over the anticipated property tax receipts for the prior fiscal year; (ii) if the increase based on the CPI is less than 5%, upon an affirmative vote of 75% of the governing body, the anticipated tax receipts may be increased up to a maximum of 5% over the previous fiscal year; and (iii) upon an affirmative majority vote of those voting in a special election called by the governing body, the limitation may be exceeded by the amount approved. This limitation provision terminates for fiscal years beginning on or after July 1, 1995.



New Jersey Trust

                Risk Factors: Prospective investors should consider the recent financial difficulties and pressures which the State of New Jersey (the "State") and certain of its public authorities have undergone.

                The State's 1995 fiscal year budget became law on June
30, 1994.

                Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 9.3% during 1992. Since then, the unemployment rate fell to 6.7% during the fourth quarter of 1993. The jobless rate averaged 7.1% during the first nine months of 1994, but this estimate is not comparable to those prior to January because of major changes in the federal survey from which these statistics are obtained.

                In the first nine months of 1994, relative to the same period a year ago, job growth took place in services (3.5%) and construction (5.7%), more moderate growth took place in trade (1.9%), transportation and utilities (1.2%) and finance/insurance/real estate (1.4%), while manufacturing and government declined by 1.5% and 0.1%, respectively. The net result was a 1.6% increase in average employment during the first nine months of 1994 compared to the first nine months of 1993.

                The economic recovery is likely to be slow and uneven in both New Jersey and the nation. Some sectors, like commercial and industrial construction, will undoubtedly lag because of continued excess capacity. Also, employers in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Other firms will continue to merge or downsize to increase profitability. As a result, job gains will probably come grudgingly and unemployment will recede at a corresponding slow pace.

                Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State purposes must be provided for in one general appropriation law covering one and the same fiscal year.

                In addition to the Constitutional provisions, the New Jersey statutes contain provisions concerning the budget and appropriation system. Under these provisions, each unit of the State requests an appropriation from the Director of Division of Budget and Accounting, who reviews the budget requests and forwards them with his recommendation to the Governor. The Governor then transmits his recommended expenditures and sources of anticipated revenue to the legislature, which reviews the Governor's Budget Message and submits an appropriations bill to the Governor for his signing by July 1 of each year. At the time of signing the bill, the Governor may revise appropriations or anticipated revenues. That action can be reversed by a two-thirds vote of each House. No supplemental appropriation may be enacted after adoption of the act, except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet the appropriation. Finally, the Governor may, during the course of the year, prevent the expenditure of various appropriations when revenues are below those anticipated or when he determines that such expenditure is not in the best interest of the State.

                One of the major reasons for cautious optimism is found in the construction industry. Total construction contracts awarded in New Jersey have turned around, rising by 8.6% in 1993 compared with 1992. By far, the largest boost came from residential construction awards which increased by 37.7% in 1993 compared with 1992. In addition, non residential building construction awards have turned around, posting a 6.9% gain.

                Nonbuilding construction awards increased approximately 4% in the first eight months of 1994 compared with the same period in 1993.

                Finally, even in the labor market there are signs of recovery. Thanks to a reduced layoff rate and the reappearance of job opportunities in some parts of the economy, unemployment in the State has been receding since July 1992, when it peaked at 9.6% according to U.S. Bureau of Labor Statistics estimates based on the federal government's monthly household survey. The same survey showed joblessness dropped to an average of 6.7% in the fourth quaarter of 1993. The unemployment rate registered an average of 7.8% in the first quarter of 1994, but this rate cannot be compared with prior data due to the changes in the U.S. Department of Labor procedures fir determining the unemployment rate that went into effect in January 1994.

                State Aid to Local Governments is the largest portion of fiscal year 1995 appropriations. In fiscal year 1995, $5,782.2 million of the State's appropriations consisted of funds which are distributed to municipalities, counties and school districts. The largest State Aid appropriation, in the amount of $3,900.1 million, was provided for local elementary and secondary education programs. Of this amount, $2,431.6 million is provided as foundation aid to school districts by formula based upon the number of students and the ability of a school district to raise taxes from its own base. In addition, the State provided $582.5 million for special education programs for children with disabilities. A $293 million program was also funded for pupils at risk of educational failure, including basic skills improvement. The State appropriated $474.8 million on behalf of school districts as the employer share of the teachers' pension and benefits programs, $263.8 million to pay for the cost of pupil transportation and $57.4 million for transition aid, which guaranteed school districts a 6.5% increase over the aid received in fiscal year 1991 and is being phased out over six years.

                Appropriations to the Department of Community Affairs total $635.1 million in State Aid monies for fiscal year 1995. The principal programs funded were the Supplemental Municipal Property
Tax Act ($314.1 million); the Municipal Revitalization Program
($165.0 million); municipal aid to urban communities to maintain and upgrade municipal services ($40.7 million); and the Safe and Clean Neighborhoods Program ($58.9 million). Appropriations to the State Department of the Treasury total $321.3 million in State Aid monies for fiscal year 1995. The principal programs funded by these appropriations were payments under the Business Personal Property
Tax Replacement Programs ($158.7 million); the cost of senior citizens, disabled and veterans property tax deductions and exemptions ($41.7 million); aid to densely populated municipalities ($25.0 million); Municipal Purposes Tax Assistance ($30.0 million); and payments to municipalities for services to state owned property ($34.9 million).

                Other appropriations of State aid in fiscal year 1995 include: welfare programs ($499.1 million); aid to county colleges ($123.6 million); and aid to county mental hospitals ($79.4 million).

                The second largest portion of appropriations in fiscal 1995 is applied to Direct State Services: the operation of State government's 17 departments, the Executive Office, several commissions, the State Legislature and the Judiciary. In fiscal 1995, appropriations for Direct State Services aggregate $5,203.1 million. Some of the major appropriations for Direct State Services during fiscal 1995 are detailed below.

                $595.3 million was appropriated for programs administered by the Department of Human Services. The Department of Labor is appropriated $51.4 million for the administration of programs for workers' compensation, unemployment and disability insurance, manpower development, and health safety inspection.

                $27.7 million is appropriated for administration of the Medicaid and pharmaceutical assistance to the aged and disabled programs; $14.9 million for administration of the various income maintenance programs, including Aid to Families with Dependent Children(AFDC); $69.3 million for the Division of Youth and Family Services, which protects the children of the State from abuse and neglect and $15.0 million for juvenile community programs which serves juveniles who have violated the laws of the State and have been committed to the Juvenile Services Division.

                The Department of Health was appropriated $32.3 million for the prevention and treatment of diseases, alcohol and drug abuse programs, regulation of health care facilities, and the uncompensated care program.

                $689.3 million was appropriated to the Department of Higher Education for the support of eight State colleges, Rutgers
University, the New Jersey Institute of Technology, and the University of Medicine and Dentistry of New Jersey.

                $932.6 million was appropriated to the Department of Law and Public Safety and the Department of Corrections.

                $92.3 million was appropriated to the Department of Transportation for the various programs it administers, such as the maintenance and improvement of the State highway systems and subsidies for railroads and bus companies.

                $176.6 million was appropriated to the Department of Environmental Protection for the protection of air, land, water, forest, wildlife and shellfish resources and for the provision of outdoor recreational facilities.

                The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal and interest payments required to pay the debt fully. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings.

                All appropriations for capital projects and all proposals for State bond authorizations are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning.
This permanent commission was established in November, 1975, and is charged with the preparation of the State Capital Improvement Plan, which contains proposals for State spending for capital projects.

                The aggregate outstanding general obligation bonded indebtedness of the State as of June 30, 1993 was $3.549.7 billion. The debt service obligation for outstanding indebtedness is $119.9 million for fiscal year 1994.

                Aside from its general obligation bonds, the State's "moral obligation" backs certain obligations issued by the New Jersey Housing and Mortgage Finance Agency, the South Jersey Port Corporation (the "Corporation") and the Higher Education Assistance Authority. As of
June 30, 1992, there was outstanding in excess of $1 billion of moral obligation bonded indebtedness issued by such entities, for which the maximum annual debt service was over $101 million as of such date.
The State provides the Corporation with funds to cover debt service and property tax requirements when earned revenues are anticipated to be insufficient to cover these obligations. For the calendar years 1986 through 1992, the State has appropriated $12,237,565.00 to cover property tax shortfalls of the Corporation.

                At any given time, there are various numbers of claims and cases pending against the State, State Agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the Tort Claims Act, N.J.S.A. 59:1-1 et seq. In addition, at any given time there are various contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims and cases. An independent study estimated an aggregate potential exposure of $50 million for claims pending, as of January 1, 1982. It is estimated that were a similar study made of claims currently pending, the amount of such estimated exposure would be somewhat higher.
New Jersey is involved in a number of lawsuits in which adverse decisions could materially affect revenues or expenditures. Such cases include challenges to its system of educational funding, the methods by which the State Department of Human Services shares with county governments the maintenance recoveries and costs for residents in State psychiatric hospitals and residential facilities for the developmentally disabled.

                Other lawsuits that could materially affect revenue or expenditures include a suit by a number of taxpayers seeking refunds of taxes paid to the Spill Compensation Fund pursuant to N.J.S.A. 58:10-23.11; a suit alleging that unreasonably low Medicaid payment rates have been implemented for long-term care facilities in New
Jersey; a suit alleging unfair taxation on interstate commerce; a suit by Essex County seeking to invalidate the State's method of funding the medical system and a suit seeking return of moneys paid by various counties for maintenance of Medicaid or Medicare eligible residents of institutions and facilities for the developmentally disabled, and a suit challenging the imposition of premium tax surcharges on insurers doing business in New Jersey, and assessments upon property and casualty liability insurers pursuant to the Fair Automobile Insurance Reform
Act.

                Legislation approved June 30, 1992, effective immediately, called for revaluation of several public employee pension funds, authorized an adjustment to the assumed rate of return on investment and refunds $773 million in public employer contributions to the State from various pension funds, to be reflected as a revenue source for Fiscal Year 1992 and $226 million in Fiscal Year 1993 and each fiscal year thereafter. Several labor unions filed suit seeking a judgment directing the State Treasurer to refund all monies transferred from the pension funds and paid into the General Fund. An adverse determination would have a significant impact on Fiscal Years 1992 and 1993 revenue estimates.

                Bond Ratings: Citing a developing pattern of reliance on non-recurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that financial pressures will persist, on August 24, 1992 Moody's lowered from Aaa to Aa1 the rating assigned to New
Jersey general obligation bonds.  Currently, Standard & Poor's rates
New Jersey general obligation bonds AA+.  On July 6, 1992, Standard
& Poor's affirmed its AA+ ratings on New Jersey's general obligation and various lease and appropriation backed debt, but its ratings outlook was revised to negative for the longer term horizon (beyond four months) for resolution of two items: (i) the Federal Health Care Facilities Administration ruling concerning retroactive Medicaid hospital reimbursements and (ii) the State's uncompensated health care funding system, which is under review in the U.S. Supreme Court.


New York Trust

New York State

                The State's current fiscal year commenced on April 1, 1994, and ends in March 31, 1995, and is referred to herein as the State's 1994-95 fiscal year. The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1994-95 fiscal year was formulated on June 16, 1994 and is based on the State's budget as enacted by the Legislature and signed into law by the Governor.

                The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.

                The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, Federal financial and monetary policies, the availability of credit, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

                The State Division of the Budget ("DOB") believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth below, and those projections may be changed materially and adversely from time to time.

                As noted above, the financial condition of the State is affected by several factors, including the strength of the State and regional economy and actions of the Federal government, as well as State actions affecting the level of receipts and disbursements. Owing to these and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels.
Any such recurring imbalance would be exacerbated if the State were to use a significant amount of nonrecurring resources to balance the budget in a particular fiscal year. To address a potential imbalance for a given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution the Governor is required to propose a balanced budget each year. To correct recurring budgetary imbalances, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years. There can be no assurance, however, that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

                The 1994-95 State Financial Plan contains actions that provide nonrecurring resources or savings, as well as actions that impose nonrecurring losses of receipts or costs. It is believed that the net positive effect of nonrecurring actions represents considerably less than one-half of one percent of the State's General Fund, an amount significantly lower than the amount included in the State Financial Plans in recent years; it is believed that those actions do not materially affect the financial condition of the State. In addition to those nonrecurring actions, the 1994-95 State Financial Plan reflects the use of $1.026 billion in the positive cash margin carried over from the prior fiscal year, resources that are not expected to be available in the State's 1995-96 fiscal year.

                The General Fund is the general operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1994-95 fiscal year, the General Fund is expected to account for approximately 52 percent of total governmental-fund receipts and 51 percent of total governmental-fund disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

                New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93 and 1993-94 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in each year as described below.

                The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund ("CRF") and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund service account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

                Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million will be redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the Local Government Assistance Corporation
("LGAC") program. The balance in the CRF will be used to meet the cost of litigation facing the State. The Tax Stabilization Reserve Fund may be used only in the event of an unanticipated General Fund cash-basis deficit during the 1994-95 fiscal year.

                Before the deposit of $1.140 billion in the tax refund service account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for that year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in Federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.

                Disbursements and transfers from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, lower disbursements resulted from lower spending for Medicaid, capital projects, and debt service (due to refundings) and $114 million used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher-than-expected for general support for public schools, the State share of income maintenance, overtime for prison guards, and highway snow and ice removal.

                In certain prior fiscal years, the State has failed to enact a budget prior to the beginning of the State's fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline and the resultant delay in the State's Spring borrowing has in certain prior years delayed the projected receipt by the City of State aid, and there can be no assurance that State budgets in the future fiscal years will be adopted by the April 1 statutory deadline.

                The State has noted that its forecasts of tax receipts have been subject to variance in recent fiscal years. As a result of these uncertainties and other factors, actual results could differ materially and adversely from the State's current projections and the State's projections could be materially and adversely changed from time to time. There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

                Ratings on general obligation bonds of the State of New York were lowered by Standard & Poor's Corporation and Moody's Investors Service during 1990 from AA- to A and Aa to A, respectively. On January 6, 1992, Moody's Investors Service lowered its rating on certain appropriations-backed debt of New York State to Baa1 from A. The agency cited the failure of Governor Mario M.
Cuomo and New York State lawmakers to close New York's current year budget gap. Moody's Investors Services also placed the general obligation, State guaranteed and New York local Municipal Assistance Corporation Bonds under review for possible downgrade in coming months. In addition, on January 13, 1992, Standard & Poor's Corporation lowered its rating on general obligation debt and guaranteed debt to A- from A. Standard & Poor's Corporation also downgraded its rating on variously rated debt, State moral obligations, contractual obligations, lease purchase obligations and other State guarantees. Additional reductions in ratings could result in a loss to Unit holders.

                As of March 31, 1994, the State had approximately $5.370 billion in general obligation bonds, excluding refunding bonds and $294 million in bond anticipation notes outstanding. On May 24, 1993, the State issued $850 million in tax and revenue anticipation notes, all of which matured on December 31, 1993. Principal and interest due on general obligation bonds and interest due on bond anticipation notes and on tax and revenue anticipation notes were $782.5 million for the 1993-94 fiscal year, and are estimated to be $786.3 million for the 1994-95 fiscal year. These figures do not include interest on refunding bonds issued in July 1992, to the extent that such interest is to be paid from escrowed funds.


State Authorities

                The fiscal stability of the State is related to the fiscal stability of its authorities, which generally have responsibility for financing, constructing, and operating revenue-producing benefit facilities. Certain authorities of the State, including the State Housing Finance Agency ("HFA"), the Urban Development Corporation
("UDC") and the Metropolitan Transportation Authority ("MTA") have faced and continue to experience substantial financial difficulties which could adversely affect the ability of such authorities to make payments of interest on, and principal amounts of, their respective bonds. Should any of its authorities default on their respective obligations, the State's access to public credit markets could be impaired. The difficulties have in certain instances caused the State (under its so-called "moral obligation") to appropriate funds on behalf of the authorities.
Moreover, it is expected that the problems faced by these authorities will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those authorities having financial difficulties to meet their obligations (including HFA, UDC and MTA) could result in a default by one or more of the authorities. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting authority. In addition, any default in payment of any general obligation of any authority whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

                The fiscal stability of the State is related to the fiscal stability of its authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. The authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1992, there were 18 authorities that had outstanding debt of $100 million or more. The aggregate outstanding debt, including bonds, of these 18 authorities was
63.5 billion as of September 30, 1993. As of March 31, 1994, aggregate public authority debt outstanding as State supported debt was $21.1 billion as State-related debt was $29.4 billion.

                The authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing.
In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise for debt service. This assistance is expected to continue to be required in future years.

                The MTA oversees the operation of New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit operating (collectively, the "Transit Authority" or the "TA"). Through MTA's subsidiaries, the Long Island Railroad Company, the Metro-North
Commuter Railroad Company and the Metropolitan Suburban Bus
Authority, the MTA operates certain commuter rail and bus lines in the New York metropolitan area. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend for operating support upon a system of Federal, State, local government and TBTA support, including loans, grants and operating subsidies.
Over the past several years, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region served by the MTA (the"Metropolitan Transportation Region") and a special one-quarter of 1% regional sales and use tax, that provide additional revenues for mass transit purposes including assistance to the MTA, the surcharge, which expires in November
1995, yielded $507 million in calendar year 1992, of which the MTA was entitled to receive approximately 90 percent, or approximately
$456 million. For the 1994-95 State fiscal year, total State assistance to the MTA is estimated at approximately $1.3 billion.

                In 1993, State legislation authorized the refunding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the TBTA and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through the dedication of State petroleum business taxes.

                There can be no assurance that all the necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

                The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The Housing Finance Agency ("HFA") and the
Urban Development Corporation ("UDC") have in the past required substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities whose local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.


New York City and Other Localities

                The City, with a population of approximately 7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and publishing.

                The national economic recession which began in July 1990 has adversely impacted the City harder than almost any other political jurisdiction in the nation. As a result, the City, with approximately 3 percent of national employment, has lost approximately 20 percent of all U.S. jobs during the recent economic downturn and, consequently, has suffered erosion of its local tax base. In total, the City private sector employment has plummeted by approximately 360,000 jobs since
1987. But, after nearly five years of decline, the City appears to be on the verge of a broad-based recovery which will lift many sectors of the local economy. Most of the nascent local recovery can be attributed to the continued improvement in the U.S. economy, but a great deal of the strength expected in the City economy will be due to local factors, such as the heavy concentration of the securities and banking industries in the City. The current forecast calls for modest employment growth of about 20,000 a year (0.6 percent) on average through 1998 with some slowing but still positive growth in employment in 1995-96 as U.S. growth slows (local job gains slow from 25,000 to around 10,000 per year).

                During the most recent economic downturn, the City has faced recurring extraordinary budget gaps that have been addressed by undertaking one-time, one-shot budgetary initiatives to close then projected gaps in order to achieve a balanced budget as required by the laws of the State. For example, in order to achieve a balanced budget for the 1992 fiscal year, the City increased taxes and reduced services during the 1991 fiscal year to close a then projected gap of $3.3 billion in the 1992 fiscal year which resulted from, among other things, lower than expected tax revenue of approximately $1.4 billion, reduced State aid for the City of approximately $564 million and greater than projected increases in legally mandated expenditures of approximately $400 million, including public assistance and Medicare expenditures.
The gap-closing measures for fiscal year 1992 included receipt of $605 million from tax increases, approximately $1.5 billion of proposed service reductions and proposed productivity savings of $545 million.

                Notwithstanding its recurring projected budget gaps, for fiscal years 1981 through 1993 the City achieved balanced operating results (the City's General Fund revenues and transfers reduced by expenditures and transfers), as reported in accordance with Generally Accepted Accounting Principles ("GAAP"), and the City's 1994 fiscal year results are projected to be balanced in accordance with GAAP.

                The City's ability to maintain balanced budgets in the future is subject to numerous contingencies; therefore, even though the City has managed to close substantial budget gaps in recent years in order to maintain balanced operating results, there can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reduction in City services, which could adversely affect the City's economic base.

                Pursuant to the laws of the State, the City prepares an annual four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the New York State Financial Control
Board ("Control Board"). If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financing requirements, the Control Board would be required by State law to exercise powers, among others, of prior approval of City financial plans, proposed borrowings and certain contracts.

                1995-1998 Financial Plan. On July 8, 1994, the City submitted to the Control Board the Financial Plan for the 1995-1998 fiscal years (the "1995-1998 Financial Plan or "Financial Plan"), which relates to the City, the Board of Education ("BOE") and the City Universiuty of New York ("CUNY"). The Financial Plan is based on the City's expense and capital budgets for the City's 1995 fiscal year, which were adopted on June 23, 1994.

                The 1995-1998 Financial Plan projects revenues and expenditures for the 1995 fiscal year balanced in accordance with GAAP. The projections for the 1995 fiscal year reflect proposed actions to close a previously projected gap of approximately $2.3 billion for the 1995 fiscal year, which include City actions aggregating $1.9 billion, a $288 million increase in State actions over the 1994 and 1995 fiscal years, and a $200 million increase in Federal assistance.
The City actions include proposed agency actions aggregating $1.1 billion, including productivity savings; tax and fee enforcement initiatives; service reductions; and savings from the restucturing of City services. City actions also include savings of $45 million resulting from proposed tort reform, the projected transfer to the 1995 fiscal year of $171 million of the projected 1994 fiscal year surplus, savings of $200 million for employee health care costs, $51 million in reduced pension costs, savings of $225 million from refinancing City bonds and $65 million from the proposed sale of certain City assets. The proposed savings for employee health care ocsts are subject to collective bargaining negotiation with the City's unions; the proposed savings from tort reform will require the approval of the State Legislature; and the $200 million increase in Federal assistance is subject to approval by Congress and the President.

                The Financial Plan also set forth projections for the 1996 through 1998 fiscal years and outlines a proposed gap-closing program to close projected gaps of $1.5 billion, $2.0 billion and a $2.4 billion for the 1996 through 1998 fiscal years, respectively, after successful implementation of the $2.3 billion gap-closing program for the 1995 fiscal year.

                The projections for the 1996 through 1998 fiscal years assume the extension by the State Legislature of the 14% personal income tax surcharge beyond calendar year 1995 and extension of the 12.5% personal income tax surcharge beyond calendar year 1996, resulting in combined revenues of $159 million, $633 million and $920 million in the 1996, 1997 and 1998 fiscal years, respectively. However, as part of the tax reduction program refected in the Financial Plan, the City is proposing the elimination of the 12.5% personal income tax surcharge when it expires at a cost of $184 million in fiscal year 1997 and$455 million in fiscal year 1998. The proposed gap-closing actions include City actions aggregating $1.2 billion, $1.5 billion and $1.7 billion in the 1996 through 1998 fiscal years, respectively; $275 million, $375 million and $525 million in proposed additional State actions in the 1996 through 1998 fiscal years, repectively, primarily from the proposed State assumption of certain Medicaid costs; and$100 million and $200 million in proposed additional Federal assistance in the 1997 and 1998 fiscal years, respectively. The proposed additional City actions, a substantial number of which are unspecified, include additional spending reductions, the reduction of City personnel through attrition, government efficiency initiatives, procurement initiatives, labor productivity initiatives, and the proposed privatization of City sewage treatment plants. Certain of these initiatives may be subject to negotiation with the City's municipal unions. Various actions proposed in the Financial Plan for the 1996-1998 fiscal years, including the proposed state actions, are subject to approval by Congress and the President. The State Legislature has in previous legislative sessions failed to approve certain of the City's proposals for the State assumption of certain Medicaid costs and mandate relief, thereby increasing the uncertainty as to the receipt of the State assistance included in the Financial Plan. In addition, the Financial Plan assumes the continuation of the current assumption with respect to wages for City employees and the assumed 9% earnings on pension fund assets for the 1994 fiscal year are expected to be substantially below the 9% assumed rate, which will increase the City's future pension contributions. In addition, a review of the pension fund earnings assumptions is currently being conducted which could firther increase the City's future pension contributions. In addition, a review of the pension fund earnings assumptions is currently being conducted which could further increse the City's future pension contributions by a substantial amount.

                The City expects that tax revenue for the 1994 fiscal year will be approximaately $65 million less than forecast in the 1994 Modification, primarily due to shortfalls in the personal income tax and sales tax,and that expenditures will be approximately $25 million greater than forecast. Accordingly, the $171 million of the projected surplus for the 1994 fiscal year, which is currently projected in the 1994 Modification and the Financial Plan to be transferred to the 1995 fiscal year will decrease to 81 million. As a result, the City will reduce expenditures for the 1995 fiscal year to offset this decrease, which is expected to be reflected in the first quarter modification to the Financial Plan. In addition, the Financial Plan assumes that a special session of the State Legislature, which may take place in the near future, will enact, and the Governor will sign, State legislation relating to the proposed tort reform, which would save the City $45 million in payments for tort liability in fiscal year 1995, and certain anticipated improvements in fine and fee collections forecast to earn $25 million in City revenue in fiscal year 1995, and that the State Legislature will not enact proposed legislation mandataing additional pension benefits for City retirees costing the City approximately $200 million annually.
To address these and other possible contingencies, on July 11, 1994, the Mayor stated that he will reserve $100 million from authorized spending by City agencies in fiscal year 1995 in addition to the existing general reserrves of $150 million. In addition, the City has identified a $360 million contingency program for the 1995 fiscal year, primarily consisting of layoffs and service reductions.

                Actions to Close the Gaps. The 1995-1998 Financial Plan reflects a program of proposed actions by the City, State and Federal governments to close the gaps between projected revenues and expenditures of $1.5 billion, $2.0 billion and $2.4 billion for the 1996, 1997 and 1998 fiscal years, respectively.

                City gap-closing actions total $1.2 billion in the 1996 fiscal year, $1.5 billion in the 1997 fiscal year and $1.7 billion in the 1998 fiscal year. These actions, a substantial number of which are unspecified, include additional spending reductions, aggregate $501 million, $598 million and $532 million in the 1996 through 1998 fiscal years, respectively; government efficiency initiatives aggregating $50 million, $100 million and $150 million in the 1996 through 1998 fiscal years, respectively; labor productivity initiatives, aggregating $250 million in each of the 1996 through 1998 fiscal years; and a proposed privatiztion of City seewage treatment plants which would result in revenues of $200 million in each of the 1996 through 1998 fiscal years. Certain of these initiatives may besubject to negotiation with the City's municipal unions.

                State actions proposed in the gap-closing program total $275 million, $375 million and $525 million in each of the 1996, 1997 and 1998 fiscal years, respectively. These actions include savings primarily from the proposed State assumption of certain Medicaid costs.

                The Federal actions proposed in the gap-closing program are $100 million and $200 million in increased Federal assistance in fiscal years 1997 and 1998, respectively.

                Various actions proposed in the Financial Plan, including the proposed increse in State aid, are subject to approval by the Governor and the State Legislature, and the proposed increase in Federal aid is subject to approval by Congress and the President. State and Federal actions are uncertain and no assurance can be given that such actions will in fact be taken or that the savings that the City projects will ersult from these actions will be realized. The State Legislature failed to approve a substantial portion of the proposed State assumption of Medicaid costs in the last session. The Financial Plan assumes that these proposals will be approved by the State Legislature during the 1995 fiscal year and that the Federal government will increase its share of funding for the Medicaid program. If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

                Although the City has maintained balanced budgets in each of its last thirteen years, and is projected to achieve balanced operating results for the 1993 fiscal year, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

                Assumptions. The 1995-1998 Financial Plan is based on numerous assumptions, including the continuing improvement in the City's and the region's economy and a modest employment recvery during calendar year 1994 and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 1995-1998
Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increses for City employees exceed the annual increases assumed for the 1995 through 1998 fiscal years; continuation of the 9% interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context, of the State's current financial condition, to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City, including the proposed State takeover of certain Mdeicaid costs and State mandate relief; the ability of HHC, BOE and other such agencies to maintain balanced budgets;
the willingness of the Federal government to provide Federal aid; approval of the proposed continuation of the personal income tax surcharge; adoption of the City's budgets by the City Council in substantially the forms submitted by the MAyor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, and teh success with which the City controls expenditures; savings for health care costs for City employees in the amounts projected in the Financial Plan; additional expenditures that may be incurred due to the requirements of certain legislation requiring minimum levels of funding for education; the impact on real estate tax revenues of the current weakness in the real estate market; the City's ability to market its securities successfully in the public credit markets; the level of funding required to comply with the Americans with Disabilities Act od 1990; and additional expenditures that may be incurred as a result of deterioration in the condition of the City's ifrastructure.

                The projections and assumptions contained in the 1995-1998 Financial Plan are subject to revision which may involve substantial change, and no assurance can be given that these estimates and projections, which include actions which the City expects will be taken but which are not within the City's control, will be realized.

                Certain Reports. From time to time, the Control Board staff, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's Future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.

                On March 1, 1994, the City Comptroller issued a report on the state of the City's economy. The report concluded that, while the City's long recession is over, moderate growth is the best the City can expect, with the local economy being held back by continuing weakness in important international economies.

                On July 11, 1994, the City Comptroller issued a report on the City's adopted budget for the 1995 fiscal year. The City
Comptroller stated that if none of the uncertain proposals are implemented, the total risk could be as much as $763 million to $1.02 billion. risks which were identified as substantial risks include a possible $208 million to $268 million increase in overtime costs; approval by the State Legislature of a tort reform program to limit damage claims against the City, which would result in savings of $45 million; the $65 million proceeds from a proposed asset sale;
additional expenditures at Health and Hospitals Corporation totaling $60 million; and $60 million of increased pension contributions resulting from lower than assumed pension fund earnings. Additional possible risks include obtaining the agreement of municipal unions to the proposed reduction in City expenditures for health care costs by $200 million; uncertainties concerning the assumed improvement in the collection of taxes, fines and fees totaling $75 million; and uncertainty concerning the receipt of the $200 million of increased Federal aid projected for the 1995 fiscal year. The City Comptroller noted that there are a number of additional issues, including possible larger than projected expenditures for foster care and public assistance and the receipt of $100 million from assumed FICA refunds. The City
Comptroller has also stated in a report issued on June 8, 1994 that certain of the reductions in personnel and services proposed in the City's financial plan submitted to the Control Board on May 10, 1994
(the "May Financial Plan") will have long-term and, in some cases, severe consequences for City residents.



                In addition, on July 11, 1994, the private members of the Control Board, Robert R. Kiley, Heather L. Ruth and Stanley S.
Shuman, issued a statement which concluded that the 1995 fiscal year is not reasonalbly balanced and that further budget cuts are unavoidable in the next six months. In addition, the private members stated that the Financial Plan does not set forth a path to structural balance. The private members stated that, in order ot achieve this goal, City managers must be given fiscal targets they can be expected to meet;
solid new proposals must be developed that back up the savings the City has committed to achieve to balance future budgets; and the deferral of expenses to future years, through actions such as the sale of property tax receivables, stretching out pension contributions and delaying debt service payments through refundings, must stop. On July
11, 1994, the Control Board staff stated that the City faces risks of greater than $1 billion and $2 billion for the 1995 and 1996 fiscal years, respectively, and risks of approximately $3 billion for each of the 1997 and 1998 fiscal years.

                Substantially all of the City's full-time employees are members of labor unions. The Financial Emergency Act requires that all collective bargaining agreements entered into by the City and the Covered Organizations be consistent with the City's current financial plan, except under certain circumstances, such as awards arrived at through impasse procedures.

                On January 11, 1993, the City announced a settlement with a coalition of municipal unions, including Local 237 of the International Brotherhood of Teamsters ("Local 237"), District 37 of the American Federation of State, County and Municipal Employees ("District
Council 37") and other unions covering approximately 44% of the City's workforce. The settlement, which has been ratified by the unions, includes a total net expenditure increase of 8.25% over a 39-month period, ending March 31, 1995 for most of these employees. On
April 9, 1993 the City announced an agreement with the Uniformed
Fire Officers Association (the"UFOA") which is consistent with the coalition agreement. The agreement has been ratified. The Financial
Plan reflects the costs associated with these settlements and provides for similar increases for all other City-funded employees.

                The Financial Plan provides no additional wage increases for City employees after their contracts expire in the 1995 and 1996 fiscal years. Each 1% wage increase for all employees commencing in the 1995 and 1996 fiscal years would cost the City an additional $130 million for the 1995 fiscal year and $140 million for the 1996 fiscal year and $150 million each year thereafter above the amounts provided for in the Financial Plan.

                The terms of eventual wage settlements could be determined through the impasse procedure in the New York City
Collective Bargaining Law, which can impose a binding settlement.

                New York City Indebtedness. Outstanding indebtedness having an initial maturity greater than one year from the date of issuance of the City as of March 31, 1994 was $21,290,000 compared to $19,624,000 as of March 31, 1993.

                A substantial portion of the capital improvement in the City are financed by indebtedness issued by the Municipal Assistance Corporation of the City of New York ("MAC"). MAC was organized in 1975 to provide financing assistance for the City and also to exercise certain review functions with respect to the City's finances. MAC bonds are payable out of certain State sales and compensating use taxes imposed within the City, State stock transfer taxes and per capita State aid to the City. Any balance from these sources after meeting MAC debt service and reserve fund requirements and paying MAC's operating expenses is remitted to the City or, in the case of stock transfer taxes, rebated to the taxpayers. The State is not, however, obligated to continue the imposition of such taxes or to continue appropriation of the revenues therefrom to MAC, nor is the State obligated to continue to appropriate the State per capita aid to the City which would be required to pay the debt service on certain MAC obligations. MAC has not taxing power and MAC bonds do not create an enforceable obligation of either the State or the City. As of March 31, 1994, MAC had outstanding an aggregate of approximately $4.071 billion of its bonds compared to $4.470 billion as of March 31, 1993.

                On February 11, 1991, Moody's Investors Service lowered its rating on the City's general obligation bonds from A to Baa1. On July 2, 1993, Standard & Poor's reconfirmed its A- rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such ratings depended upon the City's making further progress towards reducing budget gaps in the outlying years. In January 1995, Standard & Poor's reconfirmed its negative outlook and placed it on CreditWatch because of the City's accounting methods.


Litigation

                The State is the subject of numerous legal proceedings relating to State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and where monetary damages sought are substantial. These proceedings could adversely affect the financial condition of the State in the 1994-95 fiscal years or thereafter.

                In addition to the proceedings noted below, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any are not presently determinable, it is the State's opinion that its ultimate liability in htese cases is not expected to have a material adverse effect on the State's financial position in the 1994-95 fiscal year or thereafter.

                Among the more significant of these litigations, which are at various procedural stages, are those that challenge: (i) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central New York; (ii) certain aspects of the State's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services; (iii) contamination in the Love Canal area of Niagara Falls; (iv) an action against State and New York City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (v) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vi) a challenge to the methods by which the State reimburses localities for the administrative costs of food stamp programs; (vii) a challenge to the State's possession of certain funds taken pursuant to the State's
Abandoned Property Law; (viii) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (ix) an action in which the State is a third party defendant, for injunctive or other appropriate relief concerning liability for the maintenance of stone groins constructed along certain areas of Long Island's shoreline; (x) actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed the actuarial funding methods for determining contributions to State employee retirement systems; (xi) challenges to the constitutionality of financial programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991, and to the sufficiency of the fiscal year 1991-92 judiciary budget; (xii) challenges to the delay by the State Department of Social Services in making two one-week Medicaid payments to the service providers;
(xiii) challenges to provisions of Section 2808-C of the Public Health
Law, which imposes a 13% surcharge on inpatient hospital bills paid by commercial insurers and employee welfare benefit plans and to portions of Chapter 55 of the laws of 1992 requiring hospitals to impose and remit to the State an 11% surcharge on hospital bills paid by commercial insurers; (xiv) challenges promulgated by the State Department of Social Services of a home assessment resource review instrument used to determine eligibility for and nature of home care services for Medicaid recipients; and (xv) challenges to programs implemented under Section 62 of Chapter 41 of the Laws of 1992 to reduce Medicaid benefits to certain home-relief Medicaid recipients.


Economy

                A national recession commenced in mid-1990. The State has suffered a more severe economic downturn. The national recession has been exacerbated in the State by a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market.

                Over the long term, serious potential economic problems may continue to aggravate State and local financial conditions. For decades, the State economy has grown more slowly than the nation as a whole, resulting in the gradual erosion of the State's relative economic affluence and tax base, and the relocation of certain manufacturing operations and executive offices outside the State. The causes of this relative decline are varied and complex, in many cases involving national and international developments beyond the State's control. Part of the reason for the long-term relative decline in the State economy has been attributed to the combined state and local tax burden, which is among the highest in the nation. The existence of this tax burden limits the State's ability to impose higher taxes in the event of future financial difficulties.

                If during the existence of the New York Trust, the City of New York, the State, or any of its agencies or municipalities, because of its or their own financial difficulties, become unable to meet regular commitments or if there should be a default, moratorium or other interruption of payments of interest or principal on any obligation issued by New York City, the State, or a municipality or other authority in the State, the market value and marketability of Bonds in the New York Trust, the asset value of Units of the New York Trust, and the interest income to the New
York Trust, could be adversely affected.


 North Carolina Trust

                The Sponsor believe the information summarized below describes some of the more significant developments relating to Securities of (i) municipalities or other political subdivisions or instrumentalities of the State of North Carolina (the "State") which rely, in whole or in part, on ad valorem real property taxes and other general funds of such municipalities or political subdivisions or (ii) the State of North Carolina, which are general obligations of the State payable from appropriations from the State's General Fund. The sources of such information include official reports from the Department of the Treasurer, as well as other publicly available documents. The Sponsor have not independently verified any of the information contained in such official reports, but are not aware of any facts which would render such information inaccurate.

                State Economic Profile. North Carolina is basically a rural state, having only five municipalities with populations in excess of 100,000. The economic profile of North Carolina consists of a combination of industry, agriculture, and tourism. Nonagricultural wage and salary employment accounted for approximately 3,452,700 jobs as of June 1995. The largest nonagricultural segment of jobs was the approximately 784,900 persons employed in trade, with textiles as the largest manufacturing segment employing approximately 201,000 people. The United States Department of Labor estimates that as of May, 1995, North Carolina ranked tenth among the states in nonagricultural employment, eighth in manufacturing employment, and eleventh in trade. During the period 1980 through 1992, per capita income in North Carolina grew from $7,999 to $17,667, an increase of approximately 121%. The North Carolina Employment Security
Commission estimated the unadjusted unemployment rate in June 1995, to be 4.7% of the labor force, as compared with an unemployment rate of 5.8% nationwide. Gross agricultural income (excluding farm forest products) in 1993 was $5.457 billion. This places North Carolina ninth in the nation in gross agricultural income. Tobacco production is the leading source of agricultural crop income in the State, accounting for approximately 18.9% of gross agricultural income in 1993.

                State Financial Condition. The State's two principal operating accounts are the General Fund and the Highway Fund. The principal sources of General Fund tax revenues are the income tax and the sales and use tax. The State Constitution limits the income tax to a rate of 10% of total net income; the State actually imposed a maximum rate of 7.75% during the 1994 calendar year.

                The State had (audited) General Fund balances at the June 30th year-end of approximately $254 million, $124 million, $112 million (deficit balance), $235 million and $681 million for, respectively, the 1989, 1990, 1991, 1992 and 1993 fiscal years. For the year ended June 30, 1993, the State had total budgeted appropriations from the General Fund of approximately $10.613 billion.

                The State Highway Fund had an ending credit balance of approximately $308 million as of June 30, 1993, with total expenditures of approximately $1.410 billion.

                State Debt. As of June 30, 1994, approximately $936 million aggregate principal amount of the State's general obligation bonds and $55 million of its highway fund general obligation bonds were outstanding. The highway fund bonds are payable from the Highway Fund.

                In addition, 16 constituent institutions of the University of North Carolina and 8 agencies or public authorities of the State had approximately $9.705 billion principal amount of revenue bonds outstanding as of June 30, 1994. There are no bonds of the State outstanding, and no State statutes which would authorize the issuance of any bonds, which contemplate the appropriation by the General
Assembly of such amount as would be necessary to make up any deficiency in a debt service reserve fund.

                Local governmental units in the State had approximately $5.118 billion principal amount of general obligation bonds and $2.337 billion of revenue bonds (excluding industrial revenue bonds of county authorities) outstanding as of June 30, 1994. The State has no financial responsibility with respect to this debt.


Ohio Trust

                The Ohio Trust will invest substantially all of its net assets in Ohio Obligations. The Ohio Trust is therefore susceptible to political, economic and regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the complex factors that may affect the financial situation of issuers in Ohio, and is not applicable to "conduit" obligations on which the public issue itself has no financial responsibility.

                The creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State, and generally there is no responsibility on the part of the State to make payments on those local obligations. There may be specific factors that are applicable in connection with investment in particular Ohio Obligations or in the obligations of particular Ohio issuers, and it is possible the investment will be in Ohio Obligations or in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not a discussion of any such specific factors that may affect any particular issuer or issue of Ohio Obligations.

                Ohio is the seventh most populous state, with a 1990 Census Count of 10,847,000 indicating a 0.5% population increase from 1980.

                The economy of Ohio, while diversifying more into the service and other non-manufacturing areas, continues to rely in part on durable goods manufacturing, which is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture also is an important segment of the economy in the State, and the State has instituted several programs to provide financial assistance to farmers. The State's economy, has had varying effects on different geographic areas of the State and the political subdivisions located within those geographic areas.

                In prior years, the State's overall unemployment rate is commonly somewhat higher than the national average. In January 1993 and February 1993, the unemployment rate was 8.2 and 7.8, respectively, compared to the national rates 7.9 and 7.7 respectively. However, for both 1991 and 1992 the State rate was below the national rate; the State rates were 6.4% and 7.2%, and the national rates 6.7% and 7.4% respectively. The unemployment rate, and its effects, vary among particular geographic areas of the State.

                There can be no assurance that future state-wide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the portfolio of the Ohio Trust or the ability of the particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

                The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending a fiscal year or biennium in a deficit position. Most operations are financed through the General Reserve Fund (GRF), with personal income and sales-use taxes being the major GRF sources.

                Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the June 30 (end of fiscal year) balance reduced during less favorable national economic periods and increased during more favorable economic times.

                Key end of biennium fund balances at June 30, 1991 were $135,365,000 (unaudited) (GRF) and approximately $300,000,000
(Budget Stabilization Fund (BSF), a cash and budgetary management fund). Necessary corrective steps were taken in fiscal year 1991 to respond to lower than estimated receipts and higher expenditures in certain categories. Those steps included the transfer of $64,000,000 from the BSF to the GRF. The State reported biennium ending fund balances of $135.3 million (GRF) and $300 million (BSF).

                The State has established procedures for, and has timely taken, necessary actions to ensure a resource/expenditures balance during less favorable economic periods. These include general and selected reductions in appropriations spending; none have been applied to appropriations needed for debt service or lease rentals on any State obligations.

                To allow time to complete the resolution of certain Senate and House differences in the budget and appropriations for the current biennium (beginning July 1, 1991), an interim appropriations act was enacted, effective July 1; it included debt service and lease rental appropriations for the entire 1992-93 biennium, while continuing most other appropriations for 31 days at 97% of fiscal year 1991 monthly levels. The general appropriations act for the entire biennium was passed on July 11, 1991 and signed by the Governor. It authorized the transfer, which has been made, of $200 million from the BSF to the GRF and provided for transfers in fiscal year 1993 back to the BSF if revenues are sufficient for the purpose (which the State Office of Budget and Management, OBM, at present thinks unlikely).

                Based on updated fiscal year financial results and economic forecast for the State, in light of the continuing uncertain nationwide economic situation, OBM projected, and was timely addressed, a fiscal year 1992 imbalance in GRF resources and expenditures. GRF receipts were significantly below original forecasts, a shortfall resulting primarily from lower collections of certain taxes, particularly sales and use taxes. Higher than earlier projected expenditure levels totalling approximately $143,000,000 resulted from higher spending in certain areas, particularly human services, including Medicaid. As an initial action, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of fiscal year 1992 by a total of approximately $184 million (debt service and lease rental obligations were not affected). The General Assembly authorized,and
OBM made in June 1992, the transfer to the GRF of the $100.4 million
BSF balance and additional amounts from certain other funds. Other administrative revenue and spending actions resolved the remaining
GRF imbalance, resulting in positive GRF fiscal year 1992 ending fund and cash balances.

                A significant GRF shortfall, approximately $520 million, was then projected for fiscal year 1993. It had been addressed by appropriate legislative and administrative actions. As a first step the Governor ordered, effectively July 1, 1992, $300 million in selected
GRF spending reductions. Executive and legislative action in December 1992 (a combination of tax revisions and additional appropriations spending reductions) is projected by OBM to balance
GRF resources and expenditures in this biennium and provide a better base for the appropriations for the next biennium. Those actions included tax revisions estimated to produce an additional $194,500,000 this fiscal year, and additional appropriations spending reductions totalling approximately $50,000,000 are provided for in that legislation and subsequent action by the Governor.

                Litigation filed on February 1, 1993 seeks to have a new tax on soft drinks, included in those tax revisions, declared invalid and its collection enjoined. The trial court's preliminary injunction has been stayed by the Ohio Supreme Court on procedural grounds, and that tax is for now being collected. OBM had estimated approximately $18,500,000 being collected from that tax this fiscal year, representing less than 10% of the projected additional tax revenues. Several bases for invalidity were asserted, including a claim that the bill in which this and other elements of the tax package ( as well as certain capital appropriations and financing authorizations ) were included did not comply with a constitutional "one-subject" procedural requirement.

                Supplementing the general authorization for the Governor's spending reduction orders described above and exercised several times in this biennium, the biennial appropriations act authorizes the OBM Director to implement up to 1% fiscal year reduction in GRF amounts appropriated if on March 1 of either fiscal year of the biennium receipts for that fiscal year are for any reason more than $150,000,000 under estimates and the then estimated GRF ending fund balance is less than $50,000,000. Expressly, excerpted from this cutback
authorization are debt service and lease rental appropriations.   In light
of the other corrective actions described above, this supplemental spending reduction authorization was not implemented in fiscal year
1992 and is not expected to be implemented in fiscal year 1993.

The general appropriations process for the next biennium (beginning July 1, 1993) has commenced with the Governor's presentation of a proposed GRF budget to the General Assembly. That budget document and the related appropriations bill as introduced and passed by the House include all necessary GRF appropriations for biennial State debt service and lease rental payments.

                The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by current provisions of the State Constitution. The State may incur debt to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The State is expressly precluded from assuming the debts of any local government or corporation. (An exception in both cases is made for any debt incurred to repel invasion, suppress insurrection, or defend the State in war.)

                By thirteen constitutional amendments (the last adopted in 1993), Ohio voters have authorized the incurrence of State debt to which taxes or excesses were pledged for payment. At January 31, 1994, $712.6 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding or awaiting delivery. The only such State debt then still authorized to be incurred are portions of the highway bonds and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($43.1 million outstanding); (b) $1.2 billion of obligations authorized for local infrastructure improvements, no more than $120 million may be issued in any calendar year ($645.2 million outstanding or awaiting delivery, $480 million remaining to be issued); and (c) up to $200 million in general obligation bonds for parks and recreation purposes may be outstanding at any one time ( no more than $50 million to be issued in any one year, and none have yet been issued).

                The Constitution also authorized the issuance, for certain purposes, of State obligations, the owners of which are not given the right to have excises or taxes levied to pay debt service. Those special obligations include bonds and notes issued by, among others, the Ohio Public Facilities Commission and the Ohio Building Authority. A total of $4.28 billion of those obligations were outstanding at January 31, 1994.

                A 1990 constitutional amendment authorized greater State and political subdivision participation in the provision of individual and family housing, including borrowing for this purpose. The General Assembly may authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts, although the obligations may not be supported by the State's full faith and credit.

                State and local agencies issue revenue obligations that are payable from revenues of revenue-producing facilities or categories of facilities, which obligations are not "debt" within constitutional provisions or payable from taxes. In general, lease payment obligations under lease-purchase agreements of Ohio issuers (in connection with which certificates of participation may be issued) are limited in duration to the issuer's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal periods.

                Local school districts in Ohio receive a major portion (on a statewide basis, historically approximately 46%) of their operating moneys from State subsidies ( known as the Foundation Program ), but are dependent on local ad valorem property taxes and in, 88 districts, income taxes for significant portions of their budgets. Litigation has recently been filed, similar to that in other states, questioning the constitutionality of Ohio's system of school funding. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program ( Emergency School Advancement Fund ) provides for school district cash-need borrowing directly from commercial lenders, with State diversion of subsidy distributions to repayment if needed; 26 districts borrowed a total of $41.8 million in fiscal year 1991 under this program, in fiscal year 1992, borrowings totalled $68.6 million
(including over $46.6 million by one district);in fiscal year 1993, 43 districts borrowed approximately $94.5 million (including $75 million for one district) and in fiscal year 1994 loan approvals totalled at January 31, 1994, $9.90 million for 16 districts.

                Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief monies distributed by the State. Procedures have been established for those few municipalities that have on occasion faced significant financial problems, which include establishment of a joint State/local commission to monitor the municipality's fiscal affairs, with a financial plan developed to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages, in 18 of which the fiscal situation has been resolved and the procedures terminated.

                At present the State itself does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes unlimited as to amount or rate.

                Although revenue obligations of the State or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of Ohio obligations held in the portfolio of the Trust or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

                The outstanding Bonds issued by the Sinking Fund are rated Aa by Moody's Investors Service ("Moody's") and AAA by
Standard & Poor's Corporation ("S&P"). In January 1982, S&P adjusted its rating on certain of the State's general obligation bonds from AA+ to AA. Previously, in November 1979, the ratings on general obligation debt of the State were changed by Moody's and S&P from Aaa and AAA to Aa and AA+, respectively. S&P did not at either time change its AAA ratings on the Bonds. The outstanding State Bonds issued by the Ohio Public Facilities Commission and the Ohio Building Authority are rated A+ by S&P and A by Moody's.


Pennsylvania Trust

                Potential purchasers of Units of the Trust should consider the fact that the Trust's portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize the substantial risks associated with an investment in such securities. Although the General Fund of the Commonwealth (the principal operating fund of the Commonwealth) experienced deficits in fiscal 1990 and 1991, tax increases and spending decreases helped return the General Fund balance to a surplus at June 30, 1992 of $87.5 million and at June 30, 1993 of $698.9. The deficit in the Commonwealth's unreserved/undesignated funds of prior years also was reversed to a surplus of $64.4 million as of June 30, 1993.

                Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the market value of the Bonds in the Pennsylvania Trust or the ability of the respective obligors to make payments of interest and principal due on such Bonds.

                Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters: (i) the ACLU has filed suit in federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that settlement. The district court has denied class certification to the ACLU, and the parties have stipulated to a judgment against the plaintiffs to allow plaintiffs to appeal teh denial of a class certification to the Third Circuit; (ii) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system to be in conflict with the Constitution of the Commonwealth but stayed judgment pending enactment by the legislature of funding consistent with the opinion and the legislature has yet to consider legislation implementing the judgment; (iii) several banks have filed suit against the Commonwealth contesting the constitutionality of a law enacted in 1989 imposing a bank shares tax; in July 1994, the Commonwealth
Court en banc upheld the constitutionality of the 1989 bank shares tax law but struck down a companion law to provide credits againsst the bank shares tax for new banks; cross appeals from that decision to the Pennsylvania Supreme Court have been filed; (iv) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts--the federal case has been stayed pending resolution of the state case and the state case is in the pre-trial state (no available estimate of potential liability); (v) the ACLU has brought a class action on behalf of inmates challenging the conditions of confinement in thirteen of the Commonwealth's correctional institutions; a proposed settlement agreement has been submitted to the court and members of the class, but the court has not yet set a date for hearing on the terms of the agreement (no available estimate of potential cost of complying with the injunction sought but capital and personnel costs might cost millions of dollars) and (vi) a consortium of public interest law firms has filed a class action suit alleging that the Commonwealth has not complied with a federal mandate to provide screening, diagnostic and treatment services for all Medicaid-eligible children under 21; the district court denied class certification and the parties have submitted a tentative settlement agreement to the court for approval; and (vii) litigation has been filed in federal court by the Pennsylvania Medical Society seeking payment of the full co-pay and deductible in excess of the maximum fees set under the Commonwealth's medical assistance program for outpatient services provided to medical assistance patients who were also eligible for Medicare; the Commonwealth received a favorable decision in the federal district court, but the Pennsylvania Medical Society won a reversal in the federal circuit court (potential liability estimated at $50 million per year).

                The Commonwealth's general obligation bonds have been rated AA- by Standard & Poor's and A1 by Moody's for more than the last five years.

                The City of Philadelphia (the "City") has been experiencing severe financial difficulties which has impaired its access to public credit markets and a long-term solution to the City's financial crisis is still being sought. The City experienced a series of General Fund deficits for fiscal years 1988 through 1992.

                The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City, and the Authority approved a five-year financial plan prepared by the City. On June 16, 1992, the Authority issued a $474,555,000 bond issue on behalf of the City. The Authority approved the latest update of the five-year financial plan on May 2, 1994. The City has reported a surplus of approximately $15 million for fiscal year ending June 30, 1994. In July 1993, the Authority issued $643,430,000 of bonds to refund certain general obligation bonds of the City and to fund additional capital projects. In September 1993, the Authority issued $178,675,000 of bonds to advance refund certain of the bonds of the City and to fund additional capital projects.

Texas Trust

                Potential purchasers of the Units of the Texas Trust should consider the fact that the Texas Trust's Portfolio consists of securities issued by the State of Texas, or its municipalities or authorities (the "Texas Securities") and realize the substantial risks associated with an investment in such Texas Securities. The following information is a brief summary and does not purport to be a complete description of conditions, developments and risk factors that may adversely affect the Texas Securities and hence the value of the Units. The information is drawn principally from publicly available documents. While the Sponsor have not independently verified such information, they have no reason to believe that such information is inaccurate.

                Economic Factors. Geographic, cultural, climatic and geological differences within the State of Texas have produced six generally distinct geographic regions in which economic developments, such as changes in oil prices, the value of the Mexican peso, and defense spending can be expected to have varying effects on each region.

                Texas experienced a severe economic recession in the 1980's commencing with a decline of the energy industry which in turn led to a depression of the real estate industry, financial institution failures and declines in most sectors of the Texas economy. As the Texas economy began to level off in the late 1980's, its dependence on certain industry segments began to shift. The energy industry currently comprises approximately 12% of the State's total economic output compared to a peak of 27% in 1981, while the service industry currently comprises approximately 15% of the State's total economic output compared to a peak of 27% in 1981, while the service industry (including health and business services) comprises approximately 17% of the State's local economic output compared to 11.9% in 1982. Service-producing sectors (which include transportation and public utilities; finance and insurance;trade;services and government) are the major sources of job growth in Texas. Texas' location and transportation and accessibility have made it a distribution center for the southwestern United States as well as an international center for finance and distribution. The high-technology sector, growth of exports and manufacturing job growth are expected to be significant to Texas' future growth.

                Economic growth and activity in Texas are likely to be inhibited by many factors including over-capacity in commercial and residential real estate markets, asset sales by the Resolution Trust Corporation, conservative lending practices owing to stricter risk-based capital guidelines imposed on financial institutions, the national recession, and the unstable international economic and political environment. Continued low levels of economic growth and activity in Texas' major industries, budgeting difficulties, constitutional limitations on taxes, and other matters could adversely affect the Texas Securities and hence the value of the Units in the Texas Trust. The Sponsor cannot predict the course of economic trends in Texas.

                State Finances. The State operates on a fiscal year beginning September 1, and ending August 31. The State's accounting period is a biennium covering two fiscal years. The State is required by law to maintain its accounting and reporting functions on a cash basis.

                The economic troubles of the 1980's caused numerous budgeting difficulties for the State and its political subdivisions due principally to a shrinking and changing tax base. Historically, the primary sources of the State's revenue have been sales taxes, mineral severance taxes and federal grants. Due to the State's economic recession and the consequent enactment of new tax measures, including those increasing the rates of existing taxes and expanding the tax base for certain taxes, there has been a reordering in the relative importance of the State's taxes in terms of their contribution to the State's total revenue. Key revenue sources in the State of Texas for the fiscal year ended August 31, 1992 included sales taxes (28.8% of total revenue), federal grants (28.4% of total revenue), licenses and fees (6.3% of total revenue), interest and investment income (6.3% of total revenue) and motor fuels taxes. The State imposes a corporate franchise tax based on a corporation's taxable capital apportionable to Texas. While the State currently has no income tax, an income tax has been and continues to be considered and may be enacted.

                For the biennium ended August 31, 1989, the State of Texas had a budget surplus of approximately $297 million (attributable, in large part, to increased sales tax revenue), compared to a budget deficit of approximately $745 million for the biennium ended August
31, 1987 (attributable primarily to the decline of the energy industry which was principally a result of lower oil and gas prices). The above biennium end balances include approximately $300 million in oil overcharge funds which amounts are restricted to energy conservation projects. The 72nd Legislature meeting in special session, in the summer of 1991, approved for the Governor's signature an approximately $9.4 billion budget increase for the fiscal 1992-93 biennium to be financed in part by approximately $3.4 billion in new revenue measures.

                The $3.4 billion in new revenues to finance the new budget came from several new sources. A tax and fee bill raised a total of $2.1 billion in new revenues for the state. A fiscal management bill added another $779 million. Legislative approval of a lottery is expected to add another $462 million. Finally, another $50 million was added through a change in the Permanent School Fund investment strategy, which will make additional short-term earnings available to help fund public schools during the biennium.

                The most important component of the tax bill was a major overhaul of the State's franchise tax, which includes a new measure of business activity referred to as "earned surplus." A part of the change was a lowering of the tax rate on capital from $5.25 to $2.50 per $1,000. An additional surtax on "earned surplus," which includes federal net corporate income and officers' and directors' compensation of 4.5%, was added. Essentially, corporations pay a tax on capital or a tax on "earned surplus," whichever is higher. The revised franchise tax is expected to raise an additional $789.3 million over currently projected franchise tax collections during the 1992-93 biennium.

                The Texas Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes and limits the rate of such taxes for other purposes to $.35 per $100 of valuation.
The Constitution also permits counties to levy, in addition to all other ad valorem taxes permitted by the Constitution, ad valorem taxes on property within the county for flood control and road purposes in an amount not to exceed $.30 per $100 of valuation. The Constitution prohibits counties, cities and towns from levying a tax rate exceeding $.80 per $100 of valuation for general fund and other specified purposes.

                With certain specific exceptions, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State unless the voters of the State, by constitutional amendment, authorize the issuance of debt (including general obligation indebtedness backed by the State's taxing power and full faith and credit). In excess of $7.3 billion of general obligation bonds have been authorized in Texas and almost $2.81 billion of such bonds are currently outstanding. Of these, over 37% were issued by the Veterans' Land Board.

                Though the full faith and credit of the State are pledged for the payment of all general obligations issued by the State, much of that indebtedness is designed to be eventually self-supporting from fees, payments, and other sources of revenues; in some instances, the receipt of such revenues by certain issuing agencies has been in sufficient amounts to pay the principal of and interest on the issuer's outstanding bonds without requiring the use of appropriated funds.

                From the time Standard & Poor's Corporation began rating Texas general obligation bonds in 1956 until early 1986, the firm gave such bonds its highest rating, "AAA." In April 1986, in response to the State economic problems, Standard & Poor's downgraded its rating of Texas general obligation bonds to "AA+." Such rating was further downgraded in July 1987 to "AA." Moody's Investors Service, Inc.
has rated Texas bonds since prior to the Great Depression. Moody's upgraded its rating of Texas general obligation bonds in 1962 from "Aa" to "Aaa", its highest rating, following the imposition of a statewide sales tax by the Legislature. Moody's downgraded such rating to "Aa" in March 1987. No prediction can be made concerning future changes in ratings by national rating agencies of Texas general obligation bonds or concerning the effect of such ratings changes on the market for such issues.

                The same economic and other factors affecting the State of Texas and its agencies also have affected cities, counties, school districts and other issuers of bonds located throughout the State. Declining revenues caused by the downturn in the Texas economy in the mid-1980s forced these various other issuers to raise taxes and cut services to achieve the balanced budget mandated by their respective charters or applicable State law requirements. Standard & Poor's Corporation and Moody's Investors Service, Inc. assign separate ratings to each issue of bonds sold by these other issuers. Such ratings may be significantly lower than the ratings assigned by such rating agencies to Texas general obligation bonds.


                Litigation. In October 1989, the Texas Supreme Court in Edgewood v. Kirby unanimously held that the State public school finance system violated provisions of the Texas Constitution. The Supreme Court reinstated an injunction issued by the District Court (enjoining the State from funding the public school finance system) but postponed its effect. New legislation intended to resolve the problem was passed, however, the District Court subsequently held the new finance system unconstitutional. The Texas Supreme Court was asked to review the matter, and in January 1991, held that the new finance system violated the Texas Constitution. The Texas Supreme Court stayed the effect of the injunction until April 1, 1991.

                On April 15, 1991, the Governor signed into law Senate
Bill 351, the School Finance Reform Bill. This bill sets a minimum local property tax rate which guarantees the local school districts a basic state allotment of a specified amount per pupil. The funding mechanism is based on tax base consolidation and creates 188 new taxing units, drawn largely along county lines. Within each taxing unit, school districts will share the revenue raised by the minimum local property tax. Local school districts are allowed to "enrich" programs and provide for facilities construction by levying an additional tax. In January 1992, the Texas Supreme Court declared the School Finance
Reform Bill unconstitutional because the community education districts are in essence a state property tax. The legislature was given until September 1, 1993 to pass a new school finance reform bill. The
Supreme Court said that, in the meantime, the county education districts could continue to levy and collect property taxes. Several taxpayers have filed suit challenging the right of such districts to collect a tax that has been declared unconstitutional by the Supreme Court. In connection with formulating a new school finance bill the legislature is expected to consider several proposals, some of which could fundamentally change the State's tax structure including a state income tax.

                It is not possible to predict whether the new public school finance system will be held constitutional and, if it is, how the State will appropriate the additional funding, and what the impact of such appropriation will be upon the State. If the new public school system is held unconstitutional, it is not possible to predict the legislative solution to the problems or to assess the impact of such solution upon the financial condition of the State.

                The Sponsor believes the information summarized above describes some of the more significant aspects relating to the State
Trust and Umbrella Series. The sources of such information are the official statements of issuers located in each of the respective States as well as other publicly available documents. While the Sponsor has not independently verified this information, they have no reason to believe that such information is not correct in all material respects.

The Units

                On the date of this Prospectus, each Unit in a State Trust and Umbrella Series represented a fractional undivided interest in the principal and net income of such State Trust and Umbrella Series as is set forth in the "Summary of Essential Information" of Part A. If any Units are redeemed after the date of this Prospectus by the Trustee, the principal amount of the Bonds in the affected State Trust and Umbrella Series will be reduced by an amount allocable to redeemed Units and the fractional undivided interest in the affected State Trust and Umbrella Series represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit holder, which may include the Sponsor, or until the termination of the Trust Agreement. (See "Amendment and Termination of the Trust Agreement--Termination".) References in this Prospectus to "Units" are to Units which represented the fractional undivided interest indicated in the "Summary of Essential Information" of Part A.


Estimated Current Return and Estimated Long-Term Return

                Under accepted bond practice, tax-exempt bonds are customarily offered to investors on a "yield price" basis (as contrasted to a "dollar price" basis) at the lesser of the yield as computed to maturity of the bonds or to an earlier redemption date and which takes into account not only the interest payable on the bonds but also the amortization or accretion to a specified date of any premium over or discount from the par (maturity) value in the bond's purchase price. Since Units of each State Trust and Umbrella Series are offered on a dollar price basis, the rate of return on an investment in Units of a State Trust and Umbrella Series is stated in terms of "Estimated
Current Return", computed by dividing the Net Annual Income per Unit by the Public Offering Price per Unit. Any change in either the Net Annual Income per Unit or the Public Offering Price per Unit will result in a change in the Estimated Current Return. The Net Annual Income per Unit of a State Trust and Umbrella Series is determined by dividing the total annual interest income to such State Trust and Umbrella Series, less estimated annual fees and expenses of the Trustee, the Sponsor, and the Evaluator, by the number of Units of such State Trust and Umbrella Series outstanding. The Net Annual
Income per Unit of a State Trust and Umbrella Series will change as the income or expenses of such State Trust and Umbrella Series changes and as Bonds are redeemed, paid, sold or exchanged. For a statement of the Net Annual Income per Unit and the Estimated Current Return based on the Public Offering Price, see Part A under "Summary of Essential Information".

                The Estimated Long-Term Return for a State Trust and Umbrella Series is a measure of the return to the investor over the estimated life of a State Trust and Umbrella Series. The Estimated Long-Term Return represents an average of the yields to maturity (or call) of the Bonds in a State Trust and Umbrella Series's portfolio calculated in accordance with accepted bond practice and adjusted to reflect expenses and sales charges. In calculating Estimated Long-
Term Return, the average yield for a State Trust and Umbrella Series's portfolio is derived by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced. Once the average portfolio yield is computed, this figure is then reduced to reflect estimated expenses and the effect of the maximum sales charge paid by investors.

                A State Trust and Umbrella Series may experience expenses and portfolio charges different from those assumed in the calculation of Estimated Long-Term Return. There thus can be no assurance that the Estimated Current Returns or Estimated Long-Term Returns quoted for a State Trust and Umbrella Series will be realized in the future. Since both Estimated Current Return and Estimated Long-Term Return quoted on a given business day are based on the market value of the underlying Bonds on that day, subsequent calculations of these performance measures will reflect the then-current market value of the underlying Bonds and may be higher or lower.


Taxes

                The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies.

                In the opinion of Davis Polk & Wardwell, special counsel for the Sponsor, under existing law:

                The Trust is not an association taxable as a corporation for Federal income tax purposes, and income received by the Trust will be treated as the income of the Unit holders ("Holders") in the manner set forth below.

                Each Holder will be considered the owner of a pro rata portion of each Bond in the State Trust and Umbrella Series under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the "Code"). In order to determine the face amount of a Holder's pro rata portion of each Bond on the Date of Deposit, see "Aggregate Principal" under "Portfolio of Securities". The total cost to a Holder of his Units, including sales charges, is allocated to his pro rata portion of each Bond, in proportion to the fair market values thereof on the date the Holder purchases his Units, in order to determine his tax basis for his pro rata portion of each Bond. In order for a Holder who purchases his Units on the Date of Deposit to determine the fair market value of his pro rata portion of each Bond on such date, see "Cost of Securities to Trust" under "Portfolio of Securities".

                Each Holder will be considered to have received the interest on his pro rata portion of each Bond when interest on the Bond is received by the State Trust and Umbrella Series. In the opinion of bond counsel (delivered on the date of issuance of each Bond), such interest will be excludable from gross income for regular Federal income tax purposes (except in certain limited circumstances referred to below). Amounts received by the State Trust and Umbrella Series pursuant to a bank letter of credit, guarantee or insurance policy with respect to payments of principal, premium or interest on a Bond in the State Trust and Umbrella Series will be treated for Federal income tax purposes in the same manner as if such amounts were paid by the issuer of the Bond.

                The State Trust and Umbrella Series may contain Bonds which were originally issued at a discount ("original issue discount"). The following principles will apply to each Holder's pro rata portion of any Bond originally issued at a discount. In general, original issue discount is defined as the difference between the price at which a debt obligation was issued and its stated redemption price at maturity. Original issue discount on a tax-exempt obligation issued after September 3, 1982, is deemed to accrue as tax-exempt interest over the life of the obligation under a formula based on the compounding of interest. Original issue discount on a tax-exempt obligation issued before July 2, 1982 is deemed to accrue as tax-exempt interest ratably over the life of the obligation. Original issue discount on any tax-exempt obligation issued during the period beginning July 2, 1982 and ending September 3, 1982 is also deemed to accrue as tax-exempt interest over the life of the obligation, although it is not clear whether such accrual is ratable or is determined under a formula based on the compounding of interest. If a Holder's tax basis for his pro rata portion of a Bond issued with original issue discount is greater than its "adjusted issue price" but less than its stated redemption price at maturity (as may be adjusted for certain payments), the Holder will be considered to have purchased his pro rata portion of the Bond at an "acquisition premium." A Holder's adjusted tax basis for his pro rata portion of a Bond issued with original issue discount will include original issue discount accrued during the period such Holder held his Units. Such increases to the Holder's tax basis in his pro rata portion of the Bond resulting from the accrual of original issue discount, however, will be reduced by the amortization of any such acquisition premium.

                If a Holder's tax basis for his pro rata portion of a Bond exceeds the redemption price at maturity thereof (subject to certain adjustments), the Holder will be considered to have purchased his pro rata portion of the Bond with "amortizable bond premium". The Holder is required to amortize such bond premium over the term of the Bond.
Such amortization is only a reduction of basis for his pro rata portion of the Bond and does not result in any deduction against the Holder's income. Therefore, under some circumstances, a Holder may recognize taxable gain when his pro rata portion of a Bond is disposed of for an amount equal to or less than his original tax basis therefor.

                A Holder will recognize taxable gain or loss when all or part of his pro rata portion of a Bond is disposed of by the State Trust and Umbrella Series for an amount greater or less than his adjusted tax basis. Any such taxable gain or loss will be capital gain or loss, except that any gain from the disposition of a Holder's pro rata portion of a Bond acquired by the Holder at a "market discount" (i.e., where the Holder's original tax basis for his pro rata portion of the Bond (plus any original issue discount which will accrue thereon until its maturity) is less than its stated redemption price at maturity) would be treated as ordinary income to the extent the gain does not exceed the accrued market discount. Capital gains are generally taxed at the same rate as ordinary income. However, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. The deduction of capital losses is subject to limitations. A Holder will also be considered to have disposed of all or part of his pro rata portion of each Bond when he sells or redeems all or some of his Units.

                Under Section 265 of the Code, a Holder (except a corporate Holder) is not entitled to a deduction for his pro rata share of fees and expenses of the State Trust and Umbrella Series because the fees and expenses are incurred in connection with the production of tax-exempt income. Further, if borrowed funds are used by a Holder to purchase or carry Units of the State Trust and Umbrella Series, interest on such indebtedness will not be deductible for Federal income tax purposes. In addition, under rules used by the Internal Revenue Service, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules may be applicable for state tax purposes.

                From time to time proposals are introduced in Congress and state legislatures which, if enacted into law, could have an adverse impact on the tax-exempt status of the Bonds. It is impossible to predict whether any legislation in respect of the tax status of interest on such obligations may be proposed and eventually enacted at the Federal or state level.

                The foregoing discussion relates only to Federal and certain aspects of New York State and City income taxes. Depending on their state of residence, Holders may be subject to state and local taxation and should consult their own tax advisers in this regard.

                                      *  *  *  *  *

                Interest on certain tax-exempt bonds issued after August 7, 1986 will be a preference item for purposes of the alternative minimum tax ("AMT"). The Sponsor believe that interest (including any original issue discount) on the Bonds should not be subject to the AMT for individuals or corporations under this rule. A corporate
Holder should be aware, however, that the accrual or receipt of tax-exempt interest not subject to the AMT may give rise to an alternative minimum tax liability (or increase an existing liability) because the interest income will be included in the corporation's "adjusted current earnings" for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code and will be taken into account for purposes of the environmental tax on corporations under Section 59A of the Code, which is based on an alternative minimum taxable income.

                In addition, interest on the Bonds must be taken into consideration in computing the portion, if any, of social security benefits that will be included in an individual's gross income and subject to Federal income tax. Holders are urged to consult their own tax advisers concerning an investment in Units.

                At the time of issuance of each Bond, an opinion relating to the validity of the Bond and to the exemption of interest thereon from regular Federal income taxes was or will be rendered by bond counsel. Neither the Sponsor nor Davis Polk & Wardwell nor any of the special counsel for state tax matters have made or will make any review of the proceedings relating to the issuance of the Bonds or the basis for these opinions. The tax exemption is dependent upon the issuer's (and other users') compliance with certain ongoing requirements, and the opinion of bond counsel assumes that these requirements will be complied with. However, there can be no assurance that the issuer (and other users) will comply with these requirements, in which event the interest on the Bond could be determined to be taxable retroactively to the date of issuance.

                In the case of certain of the Bonds, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of such Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be exempt from regular Federal income taxes, although interest on such Bonds received by others would be exempt from regular Federal income taxes. "Substantial user" is defined under U.S. Treasury Regulations to include only a person whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" are defined to include certain related natural persons, affiliated corporations, partners and partnerships. Similar rules may be applicable for state tax purposes.

                After the end of each calendar year, the Trustee will furnish to each Holder an annual statement containing information relating to the interest received by the State Trust and Umbrella Series on the Bonds, the gross proceeds received by the Trust from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the State Trust and Umbrella Series of any Bond), and the fees and expenses paid by the State Trust and Umbrella Series. The Trustee will also furnish annual information returns to each Holder and to the Internal Revenue Service. Holders are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year.

                The description of Federal tax consequences applies separately for each State Trust and Umbrella Series. Below, arranged alphabetically by state, is a description of certain state and local tax consequences for residents of the state and locality for which such State Trust is named.




California Trust

                Messrs. Morgan, Lewis and Bockius acted as special California counsel to California Trust 98 and all prior California
Trusts.   Messrs. Adams, Duque and Hazeltine acted as special
California counsel to California Trust 99 and all subsequent California Trusts. On the Date of Deposit for each California Trust, the respective counsel to the Trusts rendered an opinion under then existing law substantially to the effect that:

                The California Trust is not an association taxable as a corporation under the income tax laws of the State of California;

                The income, deductions and credits against tax of the California Trust will be treated as the income, deductions and credits against tax of the holders of Units in the California Trust under the income tax laws of the State of California;

                Interest on the bonds held by the California Trust, and any interest income received by the California Trust from its investments in units of previously formed California trusts included within a Multistate Series or Umbrella Series of Tax Exempt Securities Trust
(the "Previously Formed Trusts"), to the extent that such interest is exempt from taxation under California law will not lose its character as tax-exempt income merely because that income is passed through to the holders of Units; however, a corporation subject to the California franchise tax is required to include that interest income in its gross income for purposes of determining its franchise tax liability;

                Each holder of a Unit in the California Trust will have a taxable event when the California Trust disposes of a bond (whether by sale, exchange, redemption, or payment at maturity) or when the Unit holder redeems or sells his Units. The total tax cost of each Unit to a holder of a Unit in the California Trust is allocated among each of the bond issues held in the California Trust (in accordance with the proportion of the California Trust comprised by each bond issue) in order to determine the holder's per Unit tax cost for each bond issue, and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per Unit tax cost of each bond issue. Therefore, under some circumstances, a holder of a Unit may realize taxable gain when the California Trust which issued such Unit disposes of a bond or the holder's Units are sold or redeemed for an amount equal to or less than his original cost of the bond or Unit. Similarly, each Unit holder will have a taxable event (i) when a Previously Formed Trust disposes of a bond, and (ii) when the California Trust disposes of any of its ownership interests in a Previously Formed Trust;

                Each holder of a Unit in the California Trust is deemed to be the owner of a pro rata portion of the California Trust under the personal property tax laws of the State of California; and

                The pro rata ownership of the bonds held by the California Trust, as well as the interest income therefrom, are exempt from California personal property taxes.


Connecticut Trust

                On the Date of Deposit for each Connecticut Trust, Messrs. Day, Berry and Howard, special Connecticut counsel on
Connecticut tax matters, rendered an opinion which was based explicitly on the opinion of Messrs. Cahill Gordon & Reindel regarding Federal income tax matters, under then existing Connecticut law substantially to the effect that:

                The Connecticut Trust is not subject to the Connecticut corporation business tax or any other tax on or measured by net income imposed by the State of Connecticut;

                Interest income of the Connecticut Trust from obligations issued by or on behalf of the State of Connecticut, any political subdivision thereof, or any agency, instrumentality, authority, or district of either (a "Connecticut Issuer"), or from obligations of United States territories or possessions and their public authorities the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unit holder from the issuer thereof, is not taxable under the Connecticut income tax on the Connecticut taxable income of individuals, trusts and estates (the "Connecticut Income
Tax"), when received by the Connecticut Trust or when distributed by it to such a Unit holder;

                Gains and losses recognized by a Unit holder for Federal income tax purposes upon the sale, redemption, or other disposition of Units of the Connecticut Trust held by a Unit holder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a unit holder holding a Unit of the Connecticut Trust as a capital asset, such gains and losses recognized upon the sale or exchange of a Connecticut Bond held by the Connecticut Trust are excluded from gains and losses taken into account for purposes of such tax and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized upon the maturity or redemption of a Connecticut Bond held by the Connecticut Trust or, to the extent attributable to Connecticut Bonds, of gains and losses recognized upon the redemption, sale, or other disposition by a Unit holder of a Unit of the Connecticut Trust held by him;

                The portion of any interest or capital gain of the Connecticut Trust that is allocable to a Unit holder that is subject to the Connecticut corporation business tax is includible in the gross income of such Unit holder for purposes of such tax; and

                An interest in a Unit of the Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includible in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

                The Connecticut Income Tax was enacted in August 1991. Generally, under this tax as enacted, a Unit holder recognizes gain or loss upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of an obligation held by it, or upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by the Unit holder, to the same extent that gain or loss is recognized by the Unit holder thereupon for Federal income tax purposes. However, on June 19, 1992, Connecticut legislation was adopted that provides that gains and losses from the sale or exchange of Connecticut Bonds held as capital assets will not be taken into account for purposes of the Connecticut Income Tax for taxable years starting on or after January
1, 1992. It is not clear whether this provision would apply to gain or loss recognized by a Unit holder upon the maturity or redemption of a Connecticut Bond held by the Connecticut Trust or, to the extent attributable to Connecticut Bonds held by the Connecticut Trust, to gain or loss recognized by a Unit holder upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by the Unit holder. Unit holders are urged to consult their own tax advisers in this regard.

                By legislation adopted May 19, 1993, as amended by legislation adopted June 25, 1993, Connecticut enacted the net Connecticut minimum tax, retroactive to taxable years beginning on or after January 1, 1993, which is applicable to individuals, trusts, and estates that are subject to the Federal alternative minimum tax. Income of the Connecticut Trust that is subject to the Federal alternative minimum tax in the case of such Unit holders may also be subject to the net Connecticut minimum tax.


Florida Trust

                On the Date of Deposit for each Florida Trust, Messrs. Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., special
Florida counsel on Florida tax matters, rendered an opinion, under then existing law substantially to the effect that:

                The Florida Trust will not be subject to the Florida income tax imposed by Chapter 220 so long as the Florida Trust transacts no business in Florida or has no income subject to federal income taxation.
In addition, political subdivisions of Florida do not impose any income taxes.

                Non-Corporate Unit holders will not be subject to any Florida income taxation on income realized by the Florida Trust. Corporate Unit holders with commercial domiciles in Florida will be subject to Florida income taxation on income realized by the Trust. Other corporate Unit holders will be subject to Florida income taxation on income realized by the Florida Trust only to the extent that the income realized is other than "non-business income" as defined by Chapter 220.

                Florida Trust Units will be subject to Florida estate tax if owned by Florida residents and may be subject to Florida estate tax if owned by other decedents at death. However, the Florida estate tax is limited to the amount of the credit allowable under the applicable
Federal Revenue Act (currently Section 2011 [and in some cases
Section 2102] of the Internal Revenue Code of 1986, as amended) for death taxes actually paid to the several states.

                Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax or the Florida sales or use tax.

                The Florida Trust will not be subject to Florida intangible personal property tax. In addition, Units of the Florida Trust will not be subject to Florida intangible personal property tax.

                The issuance and sale of the Units by the Florida Trust will not subject either the Florida Trust or the Unit holders to the Florida documentary stamp tax.

                The transfer of Units by a Unit holder will not be subject to the Florida documentary stamp tax.

                In the event Bonds issued by the government of Puerto Rico, the government of Guam, or the government of the United States Virgin Islands are included in the Florida Trust, the opinions expressed above will be unchanged.

                For the purposes of the foregoing opinion, the following terms have the following meanings:

                (a) "Non-Corporate Unit holder" -- a Unit holder of the Florida Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes (1989 and Supp. 1990) as amended by Chapter 91-112, Laws of Florida
("Chapter 220").

                (b) "Corporate Unit holder" -- a Unit holder of the Florida Trust that is a corporation subject to the Florida state income tax on corporations under Chapter 220.


Maryland Trust

                Messrs. Venable, Baetjer and Howard acted as special Maryland counsel to Maryland Trust 75 and all prior Maryland Trusts. Messrs. Weinberg & Green acted as special Maryland counsel to Maryland Trust 76 and all subsequent Maryland Trusts. On the Date of Deposit for each Maryland Trust, the respective counsel to the Trusts rendered an opinion for Maryland State and local income tax purposes and under then existing law, substantially to the effect that:

                The Maryland Trust will not be treated as an association taxable as a corporation, and the income of the Maryland Trust will be treated as the income of the Holders. The Maryland Trust is not a "financial institution" subject to the Maryland Franchise Tax measured by net earnings. The Maryland Trust is not subject to Maryland property taxes imposed on the intangible personal property of certain corporations.

                Except as described below in the case of interest paid on private activity bonds constituting a tax preference for federal income tax purposes, a Holder will not be required to include such Holder's pro-rata share of the earnings of, or distributions from, the Maryland Trust in such Holder's Maryland taxable income to the extent that such earnings or distributions represent interest excludable from gross income for federal income tax purposes received by the Maryland Trust on obligations of the State of Maryland, the Government of Puerto
Rico, or the Government of Guam and their respective political subdivisions and authorities. Interest on Debt Obligations is subject to the Maryland Franchise Tax imposed on "financial institutions" and measured by net earnings.

                In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended, for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds is a preference item for purposes of calculating the federal alternative minimum tax. Accordingly, if the Maryland Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable by Maryland.

                A Holder will recognize taxable gain or loss, except in the case of an individual Holder who is not a Maryland resident, when the Holder disposes of all or part of such Holder's pro-rata portion of the Debt Obligations in the Maryland Trust. A Holder will be considered to have disposed of all or part of such Holder's pro-rata portion of each Debt Obligation when the Holder sells or redeems all or some of such Holder's Units. A Holder will also be considered to have disposed of all or part of such Holder's pro-rata portion of a Debt Obligation when all or part of the Debt Obligation is disposed of by the Maryland Trust or is redeemed or paid at maturity. Gain included in the gross income of Holders for federal income tax purposes is, however, subtracted from income for Maryland income tax purposes to the extent that the gain is derived from the disposition of Debt Obligations issued by the State of Maryland and its political subdivisions. Profits realized on the sale or exchange of Debt Obligations are subject to the Maryland
Franchise Tax imposed on "financial institutions" and measured by net earnings.

                Units of the Maryland Trust will be subject to Maryland inheritance and estate tax only if held by Maryland residents.

                Neither the Debt Obligations nor the Units will be subject to Maryland personal property tax.

                The sales of Units in Maryland or the holding of Units in Maryland will not be subject to Maryland Sales or Use Tax.


Massachusetts Trust

                On the Date of Deposit for each Massachusetts Trust, Messrs. Palmer and Dodge, special Massachusetts counsel on Massachusetts tax matters, rendered an opinion, which is based explicitly on the opinion of Messrs. Cahill Gordon & Reindel regarding Federal income tax matters, under then existing Massachusetts law substantially to the effect that:

                Tax-exempt interest for Federal income tax purposes received by or through the Massachusetts Trust, or by or through a Previous Trust in which the Massachusetts Trust owns an interest, on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, by the government of Puerto Rico or by its authority or by the government of Guam or by its authority, will not result in a Massachusetts income tax liability for the Massachusetts Trust or for Unit holders who are subject to Massachusetts income taxation under Massachusetts General Laws, Chapter 62.

                Capital gain and capital loss realized by the Massachusetts Trust and included in the Federal gross income of Unit holders who are subject to Massachusetts income taxation under General Laws, Chapter
62 will be included as capital gains and losses in the Unit holder's Massachusetts gross income, except where capital gain is specifically exempted from income taxation under the Massachusetts statute authorizing issuance of the obligations held by the Massachusetts Trust or held by the Previous Trusts in which the Massachusetts Trust owns an interest, and will not result in a Massachusetts income tax liability for the Massachusetts Trust.

                Gains and losses realized on sale or redemption of Units by Unit holders who are subject to Massachusetts income taxation under Massachusetts General Laws, Chapter 62 will be includible in their Massachusetts gross income.


Minnesota Trust

                On the Date of Deposit for each Minnesota Trust, Messrs. Dorsey & Whitney, a partnership including professional corporations, special Minnesota counsel on Minnesota tax matters, rendered an opinion under then existing law substantially to the effect that:

                The Minnesota Trust is not an association taxable as a corporation for purposes of Minnesota income taxation. Minnesota taxable net income is, with certain modifications, determined with reference to federal taxable income. Each Unit holder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust (including the ownership interest of the Minnesota
Trust in property comprising previously issued Series) for purposes of Minnesota income taxation, and the income of the Minnesota Trust will be treated as the income of the Unit holders under Minnesota law. Interest on Bonds that would be excluded from Minnesota taxable net income when paid directly to an individual, estate or trust will be excluded from Minnesota taxable net income of Unit holders that are individuals, estates or trusts when received by the Minnesota Trust (or by a previously issued Series in which the Minnesota Trust has an ownership interest) and when distributed to such Unit holders. Interest on Bonds that would be included in Minnesota "alternative minimum taxable income" when paid directly to a noncorporate taxpayer will be included in Minnesota "alternative minimum taxable income" of Unit holders that are individuals, estates or trusts for purposes of the Minnesota alternative minimum tax.

                Any such Unit holder that is subject to Minnesota income taxation will realize taxable gain or loss when the Minnesota Trust (or a previously issued Series in which the Minnesota Trust has an ownership interest) disposes of a Bond or an ownership interest in a previously issued Series (whether by sale, exchange, redemption or payment at maturity) or when the Unit holder redeems or sells Units at a price that differs from original cost, as adjusted for amortization of bond premium and other basis adjustments. The total tax cost of each Unit to a Unit holder is allocated proportionately (by value) among each of the Bonds held in the Minnesota Trust. Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in the realization of taxable gain by Unit holders when their Units (or underlying Bonds) are sold or redeemed for an amount equal to or less than their original cost. Minnesota has repealed the favorable treatment of capital gains, but preserved limitations on the deductibility of capital losses.

                Interest income attributable to Bonds that are "industrial development bonds" or "private activity bonds," as such terms are defined in the Internal Revenue Code, will be taxable under Minnesota law to a Unit holder that is a "substantial user" of the facilities financed by the proceeds of such Bonds (or a "related person" to such a "substantial user") to the same extent as if such Bonds were held directly by such Unit holder.

                Minnesota law does not permit a deduction for interest on indebtedness incurred or continued by individuals, estates and trusts to purchase or carry Units. Minnesota law also restricts the deductibility of other expenses allocable to Units.

                With limited exceptions, interest on Bonds in the Minnesota Trust will be included in taxable income for purposes of the Minnesota franchise tax on corporations and financial institutions. No opinion is expressed as to other Minnesota tax effects on Unit holders that are corporations or financial institutions.


Missouri Trust

                Messrs. Bryan, Cave, McPheeters & McRoberts acted as special Missouri counsel to Missouri Trust 75 and all prior Missouri Trusts. Messrs. Blackwell Sanders Matheny Weary & Lombardi acted as special Missouri counsel to Missouri Trust 76 and all subsequent
Missouri Trusts.   On the Date of Deposit for each Missouri Trust, the
respective counsel to the Trusts rendered an opinion under then existing law substantially to the effect that:

                For Missouri income tax purposes under Chapters 143 of the Missouri Revised Statutes, the Missouri Trust will be treated as having the same organizational characteristics as it is accorded for Federal Income Tax purposes. In reliance upon the opinion of Cahill Gordon & Reindel as described above, we are therefore of the opinion that the Missouri Trust is not an association taxable as a corporation under Missouri law, that each Unit holder will be treated as the owner of a proportionate, undivided interest in the Missouri Trust, and the income of the Missouri Trust will be treated as the income of such Unit holders.

                Under Missouri law, interest income received by the Missouri Trust from (i) obligations of the State of Missouri, its political subdivisions and authorities, or (ii) bonds issued by the Government of Puerto Rico, or by its authority, and which is excluded from Federal gross income by Federal law or on which Missouri is prohibited by Federal law from imposing an income tax, will be excluded from the Missouri taxable income of the Unit holders to the extent that the interest is exempt from income tax under Missouri law when received by the Missouri Trust.

                Gains and losses from the Missouri Trust treated for Federal Income Tax purposes as the gains and losses of the Unit holders, to the extent included in Federal gross income, will be included in the Missouri taxable income of Unit holders who are individuals, except to the extent that (i) such Unit holders are non-residents of Missouri and (ii) such gains and losses of such non-resident Unit holders are derived from sources wholly without Missouri. Such gains or losses, to the extent included in determining the Federal taxable income of a corporate Unit holder after Missouri adjustments, are allocated or apportioned to Missouri in order to determine Missouri taxable income.




Nebraska Taxes

                In the opinion of Kutak,Rock, Omaha, Nebraska, special counsel on Nebraska's tax matters, with respect to the Nebraska Trust, under existing law appicable to individuals, corporations, estates and trusts who are Nebraska residents:

                1. Under Nebraska income tax law, each Unitholder of the Nebraska Trust will be treated as the owner of a pro rata portion of the Nebraska Trust and income of the Nebraska Trust will be treated as income of the respective Unitholders. Unterest on Securities in the Nebraska Trust that is exempt from personal and corporate income tax under the income tax law of the State of Nebraska when received by such Nebraska Trust will retain its tax-exempt status when distributed to the Unitholders.

                2. Each Unitholder of the Nebraska Trust will have a taxable event when the Nebraska Trust disposes of a security (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells its certificates. For purposes of determining gain or loss, the total tax cost of each Unit to a Unitholder is allocated among the underlying Securities(inaccordance with the proportion of the Nebraska Trust's assets comprised by such Security), in order to determine the Unitholder's per Unit tax cost for each Security.

                3. Title 48 U.S.C. Section 745 provides that bonds issued by the Government of Puerto Rico, or by its authority, shall be exempt from taxation by any state or by any county, municipality or other municipal subdivision of any state. Accordingly, the interest on anysuch obligations held by the Nebraska Trust would be exempt from the Nebraska corporate and individual income taxes appicable to resident corporations, resident trusts, residents estates and resident individuals.

                4. Upon the death of a Unitholder, the value of the Unit will be included in the estate of such deceased Unitholder and will be subject ot Nebraska inheritance tax.


New Jersey Trust

                On the Date of Deposit for each New Jersey Trust,
Messrs. Shanley & Fisher, P.C., special New Jersey counsel on New
Jersey tax matters, rendered an opinion under then existing law substantially to the effect that:

                The proposed activities of the New Jersey Trust will not cause it to be subject to the New Jersey Corporation Business Tax Act.

                The income of the New Jersey Trust will be treated as the income of individuals, estates and trusts who are the Holders of Units of the New Jersey Trust for purposes of the New Jersey Gross Income
Tax Act, and interest which is exempt from tax under the New Jersey
Gross Income Tax Act when received by the New Jersey Trust will retain its status as tax-exempt in the hands of such Unit Holders. Gains arising from the sale or redemption by a Holder of his Units or from the sale, exchange, redemption or payment at maturity of a Bond by the New Jersey Trust are exempt from taxation under the New Jersey
Gross Income Tax Act (P.L. 1976 C. 47), as enacted and construed on the date hereof, to the extent such gains are attributable to Bonds, the interest on which is exempt from tax under the New Jersey Gross
Income Tax Act. Any loss realized on such disposition may not be utilized to offset gains realized by such Unit Holder on the disposition of assets the gain on which is subject to the New Jersey Gross Income
Tax Act.

                Units of the New Jersey Trust may be subject, in the estates of New Jersey residents, to taxation under the Transfer
Inheritance Tax Law of the State of New Jersey.



North Carolina Trust

                In the opinion of Messrs. Petree Stockton, special North Carolina counsel on North Carolina tax matters, with respect to the North Carolina Trust, under then existing law applicable to persons who are North Carolina residents:

                      The State of North Carolina imposes a tax upon the
                taxable income of individuals, corporations, estates, and trusts. Nonresident individuals are generally taxed only on income from North Carolina sources. Corporations doing business within and without North Carolina are entitled to allocate and apportion their income if they have income from business activity which is taxable in another state. The mere ownership of Units will not subject a nonresident Unit holder to the tax jurisdiction of North Carolina.

                      Counsel has been advised that for Federal income tax
                purposes the North Carolina Trust will be a grantor trust and not an association taxable as a corporation. Upon this assumption, counsel is of the opinion that the North Carolina Trust will be treated as a grantor trust for North Carolina income tax purposes and not as an association taxable as a corporation. Each participant in the North Carolina Trust must report his share of the taxable income of the North Carolina Trust.

                      The calculation of North Carolina taxable income of
                an individual, corporation, estate or trust begins with Federal taxable income. Certain modifications are specified, but no such modification requires the addition of interest on the obligations of the State of North Carolina, its political subdivisions, or nonprofit educational institutions organized or chartered under the laws of North Carolina.

                      As a general rule, gain (or loss) from the sale of
                obligations held by the North Carolina Trust (whether as a result of the sale of such obligations by the North Carolina Trust or as a result of the sale of a unit by a Unit holder) is includible (or deductible) in the calculation of the Unit holder's North Carolina taxable income. Under the language of certain enabling legislation such as the North Carolina Hospital Authorities Act, the North
                Carolina Health Care Facilities Finance Act, the North Carolina Housing Finance Agency Act, the act establishing the North Carolina State Ports Authority, the North
                Carolina Joint Municipal Electric Power and Energy Act, the act authorizing the organization of business development corporations, the North Carolina Higher
                Education Facilities Finance Act, the North Carolina Agricultural Finance Act, and the act establishing the North Carolina Solid Waste Management Loan Program, profits made on the sale of obligations issued by authorities created thereunder are made expressly exempt from North Carolina income taxation. The exemption of such profits from North Carolina income taxation does not require a disallowance of any loss incurred on the sale of such obligations in the calculation of North Carolina income taxes.

                      For Federal income tax purposes, interest on North
                Carolina obligations that would otherwise be exempt from taxation may in certain circumstances be taxable to the recipient. North Carolina law provides that the interest on North Carolina obligations shall maintain its exemption from North Carolina income taxation notwithstanding that such interest may be subject to federal income taxation.

                      North Carolina imposes a tax on persons for the
                privilege of ownership of items of intangible personal property. The tax is generally imposed at the rate of $.25 per $100 of the value of each item of intangible personal property at December 31 of each year. Bonds and other evidences of indebtedness of the State of North Carolina, political subdivisions of the State, agencies of such governmental units, or nonprofit educational institutions organized or chartered under the laws of North Carolina are exempt from the intangible personal property tax.

                      This exemption does not extend to units of ownership
                of an investment trust that owns obligations which would be exempt from the intangible personal property tax if owned directly by the Unit holders of the investment trust. However, the North Carolina Department of Revenue by regulation has announced that the taxable value of units of ownership in an investment trust may be reduced by a percentage equal to the ratio of direct obligations of the United States Government and direct obligations of the State of North Carolina and its political subdivisions held in the trust on December 31. Thus, if the assets then held by the North Carolina Trust consist entirely of direct obligations of the United States Government and direct obligations of the State of North Carolina and its political subdivisions, the entire value of the North Carolina Trust Units will not be subject to the intangible personal property tax under this regulation.

                      North Carolina imposes a tax on transfers which
                occur by reason of death or by gift. Transfers of obligations of North Carolina, its political subdivisions, agencies of such governmental units, or nonprofit educational institutions organized or chartered under the laws of North Carolina are not exempt from the North Carolina inheritance and gift taxes.

                      48 U.S.C. section 745 provides that bonds issued by the
                Government of Puerto Rico, or by its authority, shall be exempt from taxation by any State or by any county, municipality, or other municipal subdivision of any State. Accordingly, interest on any such obligations held by the North Carolina Trust would be exempt from the North
                Carolina corporate and individual income taxes.  The
                North Carolina Department of Revenue takes the position that gains from the sale or other disposition of such obligations are subject to the North Carolina corporate and individual income taxes. Such obligations would be treated as obligations of the United States for purposes of the intangible personal property tax and the application of such tax to units of ownership in an investment trust.

Ohio Trust

                On the Date of Deposit for each Ohio Trust, Squire, Sanders & Dempsey, special Ohio counsel on Ohio tax matters, rendered an opinion under then existing law substantially to the effect that:

                The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, Ohio school district income taxes, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

                Income of the Ohio Trust will be treated as the income of the Unit holders for purposes of the Ohio personal income tax, Ohio school district income taxes, Ohio municipal income taxes and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unit holder.

                Interest on Ohio Obligations held by the Ohio Trust is exempt from the Ohio personal income tax and Ohio school district income taxes, and is excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unit holders.

                Gains and losses realized on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations are excluded in determining adjusted gross and taxable income for purposes of the Ohio personal income tax and Ohio school district income taxes, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unit holders.

                Except as stated in the next sentence, Ohio municipalities may not impose income taxes on interest on or profit made on the sale of intangible property, including Ohio Obligations. The municipalities of Indian Hill, Wickliffe and Wyoming are authorized by state law to, and do, impose a tax on certain intangible income; however, it is not clear that such municipalities may tax interest on or profit made on the sale, exchange or other disposition of Ohio Obligations. In addition, specific Ohio statutes authorizing the issuance of certain Ohio Obligations generally provide that the interest on and, in some cases, gain or profit from the sale or other disposition of such Ohio
Obligations are exempt from all taxation in the State. Interest on and gain or profit from the sale or other disposition of obligations issued pursuant to such statutes are exempt from all Ohio municipal income taxes.


Pennsylvania Trust

                On the Date of Deposit for each Pennsylvania Trust, Messrs. Drinker Biddle & Reath, special Pennsylvania counsel on
Pennsylvania tax matters, rendered an opinion under then existing law substantially to the effect that:

                Units evidencing fractional undivided interests in the Pennsylvania Trust are not subject to any of the personal property taxes presently in effect in Pennsylvania to the extent that the Trust is comprised of bonds issued by the Commonwealth of Pennsylvania, any public authority, commission, board or other agency created by the Commonwealth of Pennsylvania or any public authority created by any such political subdivision ("Pennsylvania Bonds"). The taxes referred to include the County Personal Property Tax imposed on residents of Pennsylvania by the Act of June 17, 1913, P.L. 507, as amended, and the additional personal property taxes imposed on Pittsburgh residents by the School District of Pittsburgh under the Act of June 20, 1947, P.L. 733, as amended, and by the City of Pittsburgh under Ordinance
No. 599 of December 28, 1967. The portion, if any, representing Pennsylvania Bonds held by Units in a Prior Trust are also not subject to such taxes. The portion, if any, of such Units representing bonds or other obligations issued by the Government of Guam or by its authority, bonds issued by the Government of Puerto Rico or by its authority, and bonds issued by the Government of the Virgin Islands or by a municipality thereof (collectively, "Possession Bonds") is not expressly exempt from taxation under the foregoing Pennsylvania Acts. However, such bonds are expressly relieved from state taxation by United States statutes. Therefore, Units in the Pennsylvania Trust are not subject to Personal Property Tax to the extent that the Trust is comprised of Possession Bonds. Pennsylvania Trust Units may be subject to tax in the estate of a resident decedent under the Pennsylvania inheritance and estate taxes.

                Income received by a Unit holder attributable to interest realized by the Pennsylvania Trust from Pennsylvania Bonds, Possession Bonds, and Prior Trust Units is not taxable to individuals, estates or trusts under the Personal Income Tax imposed by Article III of the Tax Reform Code of 1971; to corporations under the Corporate
Net Income tax imposed by Article IV of the Tax Reform Code of
1971; nor to individuals under the Philadelphia School District Net Income Tax ("School District Tax") imposed on Philadelphia resident individuals under the authority of the Act of August 9, 1963, P.L. 640.

                Income received by a Unit holder attributable to gain on the sale or other disposition by the Pennsylvania Trust of Pennsylvania Bonds, Possession Bonds and Prior Trust Units is not taxable to individuals, estates or trusts under the Personal Income Tax. Nor is such gain taxable under the Corporate Net Income Tax or under the School District Tax, except that gain on the sale or other disposition of Possession Bonds and that portion of Prior Trust Units attributable to such investments held for six months or less may be taxable under the School District tax.

                To the extent that gain on the disposition of a Unit represents gain realized on Pennsylvania or Possession Bonds held by the Pennsylvania Trust or held by Prior Trust Units, such gain may be subject to the Personal Income Tax and Corporate Net Income Tax.
Such gain may also be subject to the School District Tax, except that gain realized with respect to a Unit held for more than six months is not subject to the school District Tax.

                No opinion is expressed regarding the extent, if any, to which Units, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed herein (including the Corporate Capital Stock/Foreign Franchise Tax).


Texas Trust

                The opinion of Akin, Gump, Strauss, Hauer & Feld, special Texas counsel on Texas tax matters with respect to the Texas Trust, given on the Date of Deposit under then existing Texas law which is subject to change includes the following:

                (1) Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State;

                (2) Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

                (3) The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual
Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

                (4) With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received thereon, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus," which is, generally, its net corporate income plus officers and directors income).


Expenses and Charges

Initial Expenses

                At no cost to the State Trust and Umbrella Series, the Sponsor has borne all the expenses of creating and establishing each Multistate Trust or Umbrella Series, including the cost of the initial preparation and execution of the Trust Agreement, initial preparation and printing of the certificates for Units, the fees of the Evaluator during the initial public offering, legal expenses, advertising and selling expenses and other out-of-pocket expenses. The costs of maintaining the secondary market, such as printing, legal and accounting, will be borne by the Sponsor except as otherwise provided in the Trust
Agreement.

                Trustee's, Sponsor's and Evaluator's Fees--The Trustee will receive for its ordinary recurring services to each Multistate Trust or Umbrella Series an annual fee in the amount set forth in the "Summary of Essential Information" of Part A. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unit Holders". The Trustee will receive the benefit of any reasonable cash balances in the Interest and Principal accounts.

                The Portfolio supervision fee (the "Supervision Fee"), which is earned for Portfolio supervisory services is based upon the greatest face amount of Bonds in the Trust at any time during the calendar year with respect to which the fee is being computed. The Supervision Fee has been incurred by Portfolios which have come into existence after August 14, 1991, beginning with Series 345, initially, and each Series, in existence, thereafter.

                The Supervision Fee, which is not to exceed the amount set forth in Part A--"Summary of Essential Information", may exceed the actual costs of providing Portfolio supervisory services for such Trust, but at no time will the total amount the Sponsor receives for Portfolio supervisory services rendered to all series of Tax Exempt Securities Trust in any calendar year exceed the aggregate cost to them of supplying such services in such year. In addition, the Sponsor may also be reimbursed for bookkeeping and other administrative services provided to the Trust in amounts not exceeding their costs of providing these services.

                The Evaluator determines the aggregate bid price of the underlying securities on a daily basis at a fee in the amount set forth under Part A, "Summary of Essential Information," for each evaluation of the Bonds in a State Trust and Umbrella Series. For a discussion of the services performed by the Evaluator pursuant to its obligations under the Trust Agreement, see "Evaluator--Responsibility" and "Public Offering--Offering Price".

                Any of such fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States
Department of Labor's Consumer Price Index entitled "All Services
Less Rent" or, if such Index is no longer published, in a similar index to be determined by the Trustee and the Sponsor. In addition, at the time of any such increase, the Trustee shall also be entitled to charge thereafter an additional fee at a rate or amount to be determined by the Trustee and the Sponsor based upon the face amount of Deposited Units in a Trust, for the Trustee's services in maintaining such Deposited Units. The approval of Unit holders shall not be required for charging of such additional fee.

                Other Charges--The following additional charges are or may be incurred by a State Trust and Umbrella Series: all expenses of the Trustee (including fees and expenses of counsel and auditors) incurred in connection with its activities under the Trust Agreement, including reports and communications to Unit holders; expenses and costs of any action undertaken by the Trustee to protect the Multistate Trust or Umbrella Series and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a State Trust and Umbrella Series; in the case of certain trusts, to the extent lawful, expenses (including legal, accounting and printing expenses) of maintaining registration or qualification of the Units and/or a State Trust and Umbrella Series under Federal or state securities laws subsequent to initial registration so long as the Sponsor are maintaining a market for the Units; and all taxes and other governmental charges imposed upon the Bonds or any part of a State Trust and Umbrella Series (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on such State
Trust and Umbrella Series. In addition, the Trustee is empowered to sell Bonds in order to make funds available to pay all expenses.


PUBLIC OFFERING

Offering Price

                The Public Offering Price of the Units of the respective State Trust and Umbrella Seriess is determined by adding to the Evaluator's determination of the aggregate bid price of the Bonds per Unit a sales charge equal to the percentage of the Public Offering Price indicated for the Trust in Part A, "Summary of Essential Information". The aggregate bid price of the underlying Bonds may be expected to be less than the aggregate offering price of the Bonds. (See "Method of Evaluation".) A proportionate share of accrued and undistributed interest on the Bonds in a State Trust and Umbrella Series at the date of delivery of the Units of such State Trust and Umbrella Series to the purchaser is also added to the Public Offering Price.

                Units of a State Trust and Umbrella Series are available to employees of certain of the Sponsor, pursuant to employee benefit plans, at a Public Offering Price equal to the Evaluator's determination of the aggregate bid price of Bonds of a State Trust and Umbrella
Series per Unit plus a sales charge of 1.25% of the Public Offering
Price. Sales through such plans to employees of the Sponsor require less selling effort and selling expenses than sales to the general public.


Method of Evaluation

                The aggregate bid price of the Bonds (which is used to calculate the price at which the Sponsor repurchase and sell Units in the secondary market and the Redemption Price at which Units may be redeemed) will be determined by the Evaluator (1) on the basis of the current bid prices for the Bonds, (2) if bid prices are not available for any Bonds, on the basis of current bid prices of comparable securities,
(3) by appraisal, or (4) by any combination of the above. Such determinations will be made each business day as of the Evaluation
Time set forth in the "Summary of Essential Information" of Part A, effective for all sales made subsequent to the last preceding determination. The term "business day," as used herein, shall exclude Saturdays, Sundays and any day on which the New York Stock
Exchange is closed. The difference between the bid and offering prices of the Bonds may be expected to average approximately 1.5 % of principal amount. In the case of actively traded securities, the difference may be as little as 0.5 of 1%, and in the case of inactively traded securities, such difference will usually not exceed 3%. The price at which Units may be repurchased by the Sponsor in the secondary market could be less than the price paid by the Unit holder. For information relating to the calculation of the Redemption Price per Unit, which is also based on the aggregate bid price of the underlying Bonds and which may be expected to be less than the Public Offering
Price per unit, see "Rights of Unit Holders--Redemption of Units".



Distribution of Units

                Units acquired in the secondary market (see "Public Offering--Market for Units") may be offered by this Prospectus at the Public Offering Price determined in the manner provided above (see "Public Offering--Offering Price"). The Sponsor will allow a discount on Units sold to members of the National Association of Securities Dealers, Inc. Such discount is subject to change from time to time.

                Sales will be made only with respect to whole Units, and the Sponsor reserve the right to reject, in whole or in part, any order for the purchase of Units. A purchaser does not become a Unit holder (Certificate holder) or become entitled to exercise the rights of a Unit holder (including the right to redeem his Units) until he has paid for his Units. Generally, such payment must be made within five business days after an order for the purchase of Units has been placed. The price paid by a Unit holder is the Public Offering Price in effect at the time his order is received, plus accrued interest (see "Public Offering-- Method of Evaluation"). This price may be different from the Public Offering Price in effect on any other day, including the day on which the Unit holder pays for the Units.


Market for Units

                Although not obligated to do so, the Sponsor presently intend to maintain a market for the Units of the respective State Trust and Umbrella Seriess and to continuously offer to purchase such Units at prices based upon the aggregate bid price of the underlying Bonds which may be less than the price paid by the Unit holder. For information relating to the method and frequency of the Evaluator's determination of the aggregate bid price of the underlying Bonds, see "Public Offering--Method of Evaluation". The costs of maintaining the secondary market, such as printing, legal and accounting, will be borne by the Sponsor except as otherwise provided in the Trust Agreement.
The Sponsor may cease to maintain such a market at any time and from time to time without notice if the supply of Units of any of the respective State Trusts of the Multistate Trust or Umbrella Series exceeds demand, or for any other reason. In this event the Sponsor may nonetheless purchase Units, as a service to Unit holders, at prices based on the current Redemption Price of those Units. In the event that a market is not maintained for the Units of any of the State Trust and Umbrella Seriess, a Unit holder of such State Trust and Umbrella
Series desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is also based upon the aggregate bid price of the underlying Bonds. (See "Rights of Unit Holders--Redemption of
Units".)


Exchange Option

                Unit holders may elect to exchange any or all of their Units of this series for units of one or more of any series of Tax
Exempt Securities Trust (the "Exchange Trust") available for sale in the state in which the Unit holder resides at a Public Offering Price for the units of the Exchange Trust to be acquired based on a fixed sales charge of $25 per unit. The Sponsor reserve the right to modify, suspend or terminate this plan at any time without further notice to Unit holders. Therefore, there is no assurance that a market for units will in fact exist on any given date on which a Unit holder wishes to sell his Units of this series and thus there is no assurance that the Exchange Option will be available to a Unit holder. Exchanges will be effected in whole units only. Any excess proceeds from Unit holders' Units being surrendered will be returned and Unit holders will not be permitted to advance any new money in order to complete an exchange.

                An exchange of Units pursuant to the Exchange Option for units of an Exchange Trust will generally constitute a "taxable event" under the Code, i.e., a Holder will recognize a gain or loss at the time of exchange. However, an exchange of Units of this Trust for units of any other similar series of the Tax Exempt Securities Trust which are grantor trusts for U.S. federal income tax purposes will not constitute a taxable event to the extent that the underlying securities in each trust do not differ materially either in kind or in extent. Unit holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

                Units of the Exchange Trust will be sold under the Exchange Option at the bid prices of the underlying securities in the particular portfolio involved per unit plus a fixed charge of $25 per unit. As an example, assume that a Unit holder, who has three units of a trust with a current price of $1,020 per unit based on the bid prices of the underlying securities, desires to exchange his Units for units of a series of an Exchange Trust with a current price of $880 per unit based on the bid prices of the underlying securities. In this example, the proceeds from the Unit holder's units will aggregate $3,060. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the Unit holder would be able to acquire three units in the Exchange Trust for a total cost of $2,715 ($2,640 for the units and $75 for the sales charge). The remaining $345 would be returned to the Unit holder in cash.


Reinvestment Programs

                Distributions of interest and principal, if any, are made to Unit holders monthly. The Unit holder will have the option of either receiving his monthly income check from the Trustee or participating in one of the reinvestment programs offered by certain of the Sponsor provided such unit holder meets the minimum qualifications of the reinvestment program and such program lawfully qualifies for sale in the jurisdiction in which the Unit holder resides. Upon enrollment in a reinvestment program, the Trustee will direct monthly interest distributions and principal distributions, if any, to the reinvestment program selected by the Unit holder. Since each Sponsor has arranged for different reinvestment alternatives, Unit holders should contact the Sponsor for more complete information, including charges and expenses. The appropriate prospectus will be sent to the Unit holder.
The Unit holder should read the prospectus for a reinvestment program carefully before deciding to participate. Participation in the reinvestment program will apply to all Units of a State Trust and Umbrella Series owned by a Unit holder and may be terminated at any time by the Unit holder, or the program may be modified or terminated by the Trustee or the program's Sponsor.


Sponsor's Profits

                For their services the Sponsor receives a gross commission equal to a percentage of the Public Offering Price of the Units. In maintaining a market for the Units of the respective State Trust and Umbrella Seriess (see "Public Offering--Market for Units"), the
Sponsor also realizes profits or sustain losses in the amount of any difference between the price at which they buy such Units and the price at which they resell or redeem such Units (see "Public Offering--
Offering Price").


RIGHTS OF UNIT HOLDERS

Certificates

                Ownership of Units of the respective State Trust and Umbrella Seriess is evidenced by registered certificates executed by the Trustee and the Sponsor. A Certificate is transferable by presentation and surrender of the Certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred, and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.


Distribution of Interest and Principal

                Interest and principal received by each State Trust and Umbrella Series will be distributed on each Monthly Distribution Date on a pro rata basis to Unit holders in such State Trust and Umbrella Series of record as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Unit holders on previous Monthly Distribution
Dates.  (See Part A, "Summary of Essential Information" and "Tax
Exempt Securities Trust--Expenses and Charges" and "Rights of Unit Holders--Redemption of Units" in this Section.)

                The Trustee will credit to the Interest Account of each respective State Trust and Umbrella Series all interest received by such State Trust and Umbrella Series, including that part of the proceeds of any disposition of Bonds of such State Trust and Umbrella Series which represents accrued interest. Other receipts will be credited to the Principal Account of the affected State Trust and Umbrella Series. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit of a Trust will be computed by the Trustee each month as of the Record Date. (See Part
A, "Summary of Essential Information".) Proceeds received from the disposition of any of the Bonds subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to Unit holders as of each Record Date will be made on the following Distribution Date or shortly thereafter, and shall consist of an amount substantially equal to one-twelfth of such holders' pro rata share of the estimated annual income to the Interest Account after deducting estimated expenses (the "Monthly Interest Distribution") plus such holders' pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit. The Monthly Interest Distribution per Unit as of the date shown in the "Summary of Essential Information" in Part A for the particular State Trust and Umbrella Series will change as the income and expenses of the respective State Trust and Umbrella Seriess change and as Bonds are exchanged, redeemed, paid or sold.

                Normally, interest on the Bonds in the Portfolio of each State Trust and Umbrella Series is paid on a semi-annual basis.
Because Bond interest is not received by the State Trust and Umbrella Seriess at a constant rate throughout the year, any Monthly Interest Distribution may be more or less than the amount credit to the Interest Account as of the Record Date. In order to eliminate fluctuations in Monthly Interest Distributions resulting from such variances, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide Monthly Interest Distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date or Record Dates, as the case may be. If all or a portion of the Bonds for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup advances made by it in anticipation of receipt of interest payments on such Bonds by reducing the amount distributed per Unit in one or more Monthly Interest Distributions. If units are redeemed subsequent to such advances by the Trustee, but prior to receipt by the Trustee of actual notice of such failure to pay interest, the amount of which was so advanced by the Trustee, each remaining Unit holder will be subject to a greater pro rate reduction in his Monthly Interest Distribution than would have occurred absent such redemptions. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Unit holders and are available for use by United States Trust Company of New York, pursuant to normal banking procedures. The Trustee is entitled to the benefit of holding any reasonable cash balances in the Interest and Principal Accounts. The Trustee anticipates that the average cash balance in the Interest Account will be approximately 2% in excess of the amounts anticipated to be required for Monthly Distributions to Unit holders. In addition, because of the varying interest payment dates of the Bonds comprising each State Trust and Umbrella Series portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by a particular State Trust and Umbrella Series and distributed to Unit holders. The excess accrued but undistributed interest amount is known as the accrued interest carryover. If a Unit holder sells or redeems all or a portion of his Units, a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest carryover. Similarly, if a Unit holder redeems all or a portion of his Units, the Redemption
Price per Unit which he is entitled to receive from the Trustee will include his accrued interest carryover on the Bonds. It should be noted that any Series formed ater Series 384 (including Series 384) that accrued interest carryover no longer is implemented. (See "Rights of Unit Holders--Redemption of Units--Computation of Redemption Price
Per Unit.")

                As of the first day of each month the Trustee will deduct from the Interest Account of each State Trust and Umbrella Series and, to the extent funds are not sufficient therein, from the Principal
Account of such State Trust and Umbrella Series, amounts necessary to pay the expenses of such State Trust and Umbrella Series. (See
"Tax Exempt Securities Trust--Expenses and Charges".) The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a State Trust and Umbrella Series. Amounts so withdrawn shall not be considered a part of a State Trust and Umbrella Series's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. (See "Rights of Unit Holders--Redemption of Units".) The
Trustee is also entitled to withdraw from the Interest Account, and, to the extent funds are not sufficient therein, from the Principal Account, on one or more Record Dates as may be appropriate, amounts sufficient to recoup advances which the Trustee has made in anticipation of the receipt by a Trust of interest in respect of Bonds which subsequently fail to pay interest when due.


Reports and Records

                The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the issuer of any of the Bonds fails to make payment when due of any interest or principal and such failure results in a change in the amount that would otherwise be distributed as a monthly distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the issuer and the Bonds, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate principal amount of Bonds which such Bond represents and, to the extent then determined, information regarding any disposition or legal action with respect to such Bond. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement (1) as to the Interest
Account: interest received (including amounts representing interest received upon any disposition of Bonds), deductions for payment of applicable taxes and for fees and expenses of a State Trust and Umbrella Series, redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing interest), deductions for payments of applicable taxes and for fees and expenses of a State Trust and Umbrella Series, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding. The accounts of such State Trust and Umbrella Series will be audited not less frequently than annually by independent auditors designated by the Sponsor, and the report of such auditors shall be furnished by the Trustee to Unit holders upon request.

                The Trustee shall keep available for inspection by Unit holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders, certificates issued or held, a current list of Bonds in the Portfolio of a State Trust and Umbrella Series and a copy of the Trust Agreement.


Redemption of Units

                Units may be tendered to the Trustee for redemption at its unit investment trust office at 770 Broadway, New York, New York
10003, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

                Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer. Unit holders must sign exactly as their name appears on the face of the certificate with the signature guaranteed by an officer of a national bank or trust company or by a member of either the New York, Midwest or Pacific Stock Exchange. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

                Within seven calendar days following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the "Summary of Essential Information" in Part A on the date of tender. (See "Redemption of Units--
Computation of Redemption Price per Unit".) The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsor of Units tendered to the Trustee for redemption at prices which may be, in certain circumstances in excess of the Redemption Price, see "Redemption of Units--Purchase by the Sponsor of Units Tendered for Redemption."

                Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemption. Such sales, if required, could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds are sold, the size and diversity of a State Trust and Umbrella Series will be reduced.

                The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption
Price per Unit for any period during which the New York Stock
Exchange is closed, other than weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.

                Computation of Redemption Price per Unit--The
Redemption Price per Unit of a State Trust and Umbrella Series is determined by the Trustee on the basis of the bid prices of the Bonds in such State Trust and Umbrella Series as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit of a State Trust and Umbrella Series is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Bonds in such State Trust and Umbrella Series on the bid side of the market (determined by the Evaluator as set forth under "Public Offering-- Method of Evaluation"), (2) cash on hand in such State Trust and Umbrella Series, and accrued and unpaid interest on the Bonds as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of such State Trust and Umbrella Series, (b) the accrued expenses of such State Trust and Umbrella Series, and (c) cash held for distribution to Unit holders of such State Trust and Umbrella Series of record as of a date prior to the evaluation. The Evaluator may determine the value of the Bonds in the Trust (i) on hte basis of current bid prices for the Bonds, (ii) if bid prices are not available for any Bonds, on the basis of current bid prices for comparable securities, (iii) by appraisal, or (iv) by any combination of the above.

                The difference betweeen the bid and offering prices of the Bonds may beexpected to average approximately 1.5% of the principal amount. In the case of actively traded securities, the difference may be as little as 0.5 of 1.0%, and in the case of inactively traded securities such difference usually will not exceed 3.0%. The price at which Units may be redeemed could be less than the price paid by the Unit holder.
On the Date of Deposit for each Trust the aggregate current offering price of such Bonds per Unit exceeded the bid price of such Bonds per Unit by the amounts set forth under PArt A, "Summary of Eseential Information".

                 Purchase by the Sponsor of Units Tendered for Redemption--The Trust Agreement requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor are maintaining a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price not later than the day on which the Units would otherwise have been redeemed by the Trustee. (See "Public Offering-- Market for Units".) Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units, provided that the Sponsor shall not receive for Units purchased as set forth above a higher price than they paid, plus accrued interest.

                The offering price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. (See "Public Offering--Offering Price".) Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units. (See "Public Offering--Sponsor's Profits".)


SPONSOR

                Smith Barney Inc. 388 Greenwich Street, New York, New York 10013 ("Smith Barney"), was incorporated in Delaware in 1960 and traces its history through predecessor partnerships to 1873. Smith Barney, an investment banking and securities broker-dealer firm, is a member of the New York Stock Exchange, Inc. and other major securities and commodities exchanges, the National Association of Securities Dealers, Inc. and the Securities Industry Association. Smith Barney is an indirect wholly-owned subsidiary of Travelers Group Inc.

                Smith Barney sponsors numerous open-end investment companies and closed-end investment companies. Smith Barney also sponsors all Series of Corporate Securities Trust, Government Securities Trust and Harris, Upham Tax-Exempt Fund and acts as co-sponsor of certain trusts of The Equity Income Fund, Concept Series. The Sponsor has acted previously as managing underwriter of other investment companies. In addition to participating as a member of various underwriting and selling groups or as agent of other investment companies, the Sponsor also executes orders for the purchase and sale of securities of investment companies and sell securities to such companies in its capacities as broker or dealer in securities.

Limitations on Liability

                The Sponsor is liable for the performance of its obligations arising from their responsibilities under the Trust Agreement, but will be under no liability to Unit holders for taking any action or refraining from any action in good faith or for errors in judgment or responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. (See
"Tax Exempt Securities Trust--Portfolio" and "Sponsor--
Responsibility".)

Responsibility

                Although the Trusts are not actively managed as mutual funds are, the portfolios are reviewed periodically on a regular cycle. The Sponsor is empowered to direct the Trustee to dispose of Bonds or deposited Units of other trusts when certain events occur that adversely affect the value of the Bonds, including default in payment of interest or principal, default in payment of interest or principal on other obligations of the same issuer, institution of legal proceedings, default under other documents adversely affecting debt service, decline in price or the occurrence of other market or credit factors, or decline in projected income pledged for debt service on revenue bonds and advanced refunding that, in the opinion of the Sponsor, may be detrimental to the interests of the Unit holders.

                The Sponsor intends to provide portfolio services for each State Trust and Umbrella Series in order to determine whether the Trustee should be directed to dispose of any such Bonds.

                It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange and substitution for any Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Bonds or in the judgment of the Sponsor the issuer will probably default in respect to such Bonds in the foreseeable future. Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unit holder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated in this paragraph, the acquisition by a Multistate Trust or Umbrella Series of any securities other than the Bonds initially deposited in that particular State Trust is prohibited.


Resignation

                  If Sponsor resigns or otherwise fails or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the affected State Trusts.


TRUSTEE

                The Trustee is United States Trust Company of New York, with its principal place of business at 114 West 47th Street, New York, New York 10036. United States Trust Company of New York has, since its establishment in 1853, engaged primarily in the management of trust and agency accounts for individuals and corporations. The Trustee is a member of the New York Clearing House Association and is subject to supervision and examination by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve
System. In connection with the storage and handling of certain Bonds deposited in any of the State Trust and Umbrella Seriess, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Bonds and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Limitations on Liability

                The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of any State
Trust and Umbrella Series which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. (See "Tax Exempt Securities Trust--Portfolio".) For information relating to the responsibilities and indemnification of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders", "Sponsor--Resignation" and "Other Charges".

Resignation

                By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If no successor has accepted the appointment within thirty days after notice of resignation, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.


EVALUATOR

                The Evaluator is Kenny Information Systems, Inc., a division of J.J. Kenny Co., Inc. with main offices located at 65
Broadway, New York, New York  10006.


Limitations on Liability

                The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unit holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

                The Trust Agreement requires the Evaluator to evaluate the Bonds of a State Trust and Umbrella Series on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit of such State Trust and Umbrella Series is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Bonds on the basis of their bid prices see "Public Offering--Offering Price."

Resignation

                The Evaluator may resign or may be removed by the joint action of the Sponsor and the Trustee, and in such event, the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

AMENDMENT AND TERMINATION OF THE TRUST
AGREEMENT

Amendment

                The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or
(2) to make such other provisions as shall not adversely affect the interests of the Unit holders; provided, that the Trust Agreement is not amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the respective State Trust and Umbrella Seriess, except for the substitution of certain refunding securities for such Bonds or to permit the Trustee to engage in business or investment activities not specifically authorized in the Trust Agreement as originally adopted. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

Termination

                The Trust Agreement provides that if the principal amount of Bonds is less than 50% of the principal amount of the Bonds originally deposited in such State Trust and Umbrella Series, the
Trustee may in its discretion and will, when directed by the Sponsor, terminate such State Trust and Umbrella Series. Each State Trust and Umbrella Series may be terminated at any time by 100% of the Unit holders. See Part A for additional optional and mandatory termination provisions. However, in no event may any State Trust and Umbrella
Series continue beyond the Mandatory Termination Date set forth under
Part A "Summary of Essential Information."   In the event of
termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in the affected State Trust and Umbrella Series, and, after paying all expenses and charges incurred by such State Trust and Umbrella Series, will distribute to each Unit holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest Account and Principal Account of such State Trust and Umbrella Series.


LEGAL OPINIONS

                Certain legal matters in connection with the Units offered hereby have been passed upon by Messrs. Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsor. Messrs. Carter, Ledyard & Milburn, 2 Wall Street, New
York, New York 1005, act as counsel for the Trustee.

AUDITORS

                The Statements of Financial Condition and Portfolios of Securities of each State Trust and/or Umbrella Series included in this Prospectus have been audited by KPMG Peat Marwick LLP, independent auditors, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

BOND RATINGS

                All ratings except those identified otherwise are by Standard & Poor's.

Standard & Poor's

                A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

                The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

                The ratings are based, in varying degrees, on the following considerations:

                I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

                II.         Nature of and provisions of the obligation; and

                III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.





                A summary of the meaning of the applicable ratings symbols as published by Standard & Poor's follows:

                AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                AA--Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

                A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than bonds in higher-rated categories.

                BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

                BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC, and
C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                Provisional Ratings: The letter "p" following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

                Conditional rating(s), indicated by "con" are given to bonds for which the continuance of the security rating is contingent upon Standard & Poor's receipt of an executed copy of escrow agreement or closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

Moody's Investors Service

     A brief description of the applicable Moody's Investors Service's rating symbols and their meanings is as follows:

                Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Those municipal bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1, respectively.
In addition, Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Although industrial Revenue Bonds and Environmental Control Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system.

     Conditional ratings, indicated by "Con" are given to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Fitch Investors Service, Inc.

                A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings is as follows:

                AAA--Bonds which are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                AA--Bonds which are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA.

                A--Bonds which are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                BBB-Bonds which are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that these bonds will fall below investment grade is higher than for bonds with higher ratings.

                Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA', 'DDD', 'DD' or 'D' categories.

                Conditional--A conditional rating is promised on the successful completion of a project of the occurrence of a specific event.

     NOTE: NR indicates, among other things, that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's Corporation, Moody's Investors
Service and Fitch Investors Service, Inc. do not rate a particular type of obligation as a matter of policy. Subsequent to the Date of Deposit, the credit characteristics of the Issuers of Securities may have changed. Currently, certain of the Securities in the Portfolio of a Trust may be unrated and have credit characteristics comparable to securities rated below the minimum requirements of such Trust for acquisition of a Security. See Part A--"Portfolio of Securities" herein to ascertain the ratings on the Securities, if any, on the date of the Portfolios of Securities.

Duff & Phelps Credit Rating Co.

A brief description of the applicable Duff & Phelps Credit Rating Co. rating symbols and their meanings is as follows:

                AAA-Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                AA-High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                A-Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                BBB-Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                NR- Not rated (credit characteristics comparable to A or better on the Date of Deposit).

Prospectus
This Prospectus contains information concerning the Trust and the Sponsors, but does not contain all the information set forth in the registration statements and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

Index:
Page
Summary of Essential Information . . . . . . . . . . . . . . . . . . . . . . . . . . A-
2                                                                                 Series
374
Financial and Statistical Information. . . . . . . . . . . . . . . . . . . . . . . . A- 4
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A- 5
Report of Independent Public Auditors. . . . . . . . . . . . . . . . . . . . . . . . A- 9
Portfolios of Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-10
12,688 Units
Tax Exempt Securities Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  The Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  Objectives . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
  Portfolio. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
PROSPECTUS
  Additional Considerations Regarding the Trusts . . . . . . . . . . . . . . . . . . 2
                                                                                   Dated
August 18, 1995
  State Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
  The Units. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 69
  Estimated Current Return and Estimated Long-Term Return                            69
  Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70
  Expenses and Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 83
Public Offering. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84
  Offering Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84
  Method of Evaluation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 85
Sponsors
  Distribution of Units. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 85
  Market for Units . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 85
SMITH BARNEY INC.
  Exchange Option. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 86
  Reinvestment Programs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 86
388 Greenwich Sreet
  Sponsor's Profits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87
New York, New York  10013
Rights of Unit Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87
(800) 298-UNIT
  Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87
  Distribution of Interest and Principal . . . . . . . . . . . . . . . . . . . . .   87
  Reports and Records. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 88
  Redemption of Units. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 89
Sponsor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 91
  Limitations on Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 91
  Responsibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 91
  Resignation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 92
Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 92
  Limitations on Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 92
  Resignation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 92
Evaluator. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 92
  Limitations on Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 93
  Responsibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 93
  Resignation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 93
Amendment and Termination of the Trust Agreement . . . . . . . . . . . . . . . . . . 93
  Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 93
  Termination. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 93
Legal Opinions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 94
Auditors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 94
Bond Ratings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 94
  Standard & Poor's Corporation. . . . . . . . . . . . . . . . . . . . . . . . . . . 94
  Moody's Investors Service, Inc . . . . . . . . . . . . . . . . . . . . . . . . . . 95
  Fitch Investors Service, Inc . . . . . . . . . . . . . . . . . . . . . . . . . . . 96


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                                   PART II

                   INFORMATION NOT REQUIRED IN PROSPECTUS

                     CONTENTS OF REGISTRATION STATEMENT


     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

       The facing Sheet on Form S-6.

       The cross-reference sheet.

       The Prospectus consisting of pages A-1 - A-     , and 1-    , back cover.

       Signatures.

     Written consents of the following persons:

       KPMG Peat Marwick

       Kenny S&P Evaluation Services,
       a division of Kenny Information Systems, Inc.
       (included in Exhibit 4.6A)

     The following exhibits:
   *4.6A - Consent of Kenny S&P Evaluation Services, a division
of Kenny    Information Systems, Inc. as Evaluator.




* Filed herewith.

KENNY S&P EVALUATION SERVICES
A Division of Kenny Information Systems, Inc.
65 Broadway
New York, New York,  10006-2511
Telephone 212/770-4000






Smith Barney Incorporated
388 Greenwich Street
New York, NY   10013



   RE:Tax Exempt Securities Trust
   Series 374



Gentlemen:

          We have examined the post-effective Amendment to the Registration Statement File No. 33-62330 for the above-captioned trust. We hereby acknowledge that Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc. is currently acting as the evaluator for the trust. We hereby consent to the use in the Amendment of the reference to Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc. as evaluator.

          In addition, we hereby confirm that the ratings indicated in the above-referenced Amendment to the Registration
Statement for the respective bonds comprising the trust portfolio are the ratings currently indicated in our KENNYBASE database.

          You are hereby authorized to file a copy of this letter with the Securities and Exchange Commission.


                                        Sincerely,




                                        John R. Fitzgerald
                                         Vice President




tru:l-31

                             CONSENT OF COUNSEL

                                        The consent of counsel to
the use of their name in the Prospectus included in this Post-
Effective Amendment to the Registration Statement ("Post-
Effective Amendment") is contained in their opinion filed as
Exhibit 3.1 to the Registration Statement.


                       CONSENT OF INDEPENDENT AUDITORS

                                        We consent to the use of
our report dated August 4, 1995 included herein and to the reference to our firm under the heading "AUDITORS" in the prospectus.




                                              KPMG PEAT MARWICK

New York, New York
August 9, 1995

                                 SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the registrant, Tax Exempt Securities Trust, Series 374, certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York on the 9th day of August, 1995.
                  Signatures appear on pages II-3.

    A majority of the members of the Board of Directors of Smith
Barney Inc. have signed this Post-Effective Amendment pursuant to Powers of Attorney authorizing the person signing this Post-Effective Amendment to do so on behalf of such members.

These Powers of Attorney were filed with the Securities and Exchange Commission under the Securities Act of 1933 with the Registration Statement of Tax Exempt Securities Trust, Appreciation Series 7, Registration No. 2-78499 and with the Registration Statement of Tax Exempt Securities Trust, Series 110, Intermediate Term Series 15 and Short-Intermediate Term Series 13, Registration Nos. 2-97179, 2-95591 and 2-96184,
respectively, with the Registration Statement of Tax Exempt Securities Trust, Series 284, Amendment No. 2, Registration No. 33-22777, with the Registration Statement of Tax Exempt Securities Trust, Series 295, Amendment No. 1, Registration No. 33-26376, and with the Registration Statement of Tax Exempt Securities Trust, Series 335, Amendment No. 1, Registration No. 33-37952.

                        TAX EXEMPT SECURITIES TRUST



                    BY SMITH BARNEY INC.

                                     By



                      (George S. Michinard, Jr.)

        By the following persons,* who constitute a majority of
the           directors of Smith Barney Inc. :


                               Steven D. Black
                            James S. Boshart III
                               Robert A. Case
                                James Dimon
                               Robert Druskin
                               Robert F. Greenhill
                               Jeffrey B. Lane
                               Robert H. Lessin
                               William J. Mills, II
                               Michael B. Panitch
                               Jack L. Rivkin
                               Paul Underwood
                                     By



                              (George S. Michinard, Jr.
                              Attorney-in-Fact)


 * Pursuant to Powers of Attorney previously filed.


                                    II-3